UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

                                                Dreyfus Bond Market Index Fund

                                                Dreyfus Disciplined Stock Fund

                                                Dreyfus Institutional S&P 500 Stock Index Fund

                                                Dreyfus Opportunistic Fixed Income Fund

                                                Dreyfus Tax Managed Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Bond Market Index Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Bond Market Index Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Nancy G. Rogers, Paul Benson, and Stephanie Shu, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 3.85%, and its Class I shares produced a total return of 4.11%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of 4.37% for the same period.2

Bonds generally gained value as long-term interest rates declined and investor demand for current income remained robust. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

As of August 31, 2016, the fund’s BASIC shares were renamed Class I shares.

As of August 24, 2016, the fund’s broad-based benchmark, the Barclays U.S. Aggregate Bond Index, was renamed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index (or other instruments with similar characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 2,750 securities as compared to approximately 9,700 securities in the Index. The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of October 31, 2016, the average duration of the fund and Index were each approximately 5.6 years.

Strong Investor Demand Supported Bond Prices

Investors grew increasingly averse to risks over the final months of 2015 due to sluggish growth in international markets and a December increase in short-term U.S. interest rates. Riskier fixed-income securities suffered particularly steep declines in January 2016 due to an economic downturn in China, plunging commodity prices, and worries about the potential economic impact of additional U.S. rate hikes.

Investor sentiment began to improve in mid-February in response to encouraging economic data, rebounding commodity prices, and a weakening U.S. dollar. Nonetheless, longer term interest rates remained low through the spring when U.S. monetary policymakers refrained from additional rate hikes, business investment trends remained sluggish, and inflationary pressures stayed muted. Moreover, higher-yielding U.S. bonds recovered from earlier weakness amid robust demand as global investors sought higher levels of current income than were available in overseas markets.

A referendum in the United Kingdom whose outcome was for it to leave the European Union triggered another flight to quality in late June, sending yields of long-term U.S.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Treasury securities to historical lows. Investor sentiment bounced back quickly, and riskier bond market sectors continued to advance over the summer when demand from global investors stayed strong. In October, the market gave back some of its earlier gains amid growing uncertainty regarding the outcome of the U.S. election, but the Index ended the reporting period with a solidly positive return.

Higher-Yielding Bonds Led the Market Rally

Lower-rated corporate-backed securities led the bond market’s advance in this constructive environment. Most sectors of the corporate bond market fared well, with the industrials sector generally outperforming bonds issued by companies in the financials and utilities sectors. As a result, yield differences narrowed along the corporate bond market’s credit-quality spectrum.

Although 10-year U.S. Treasury securities traded in a relatively narrow range over the reporting period, longer-term bond yields fell and short-term yields increased. Consequently, longer-term U.S. government securities produced higher total returns than their shorter-term counterparts. Mortgage-backed securities outperformed U.S. Treasury securities, on average, as their prices were supported by robust demand from overseas buyers and the Federal Reserve Board (the “Fed”) policy of reinvesting the income from its bond portfolio in agency-backed mortgages.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition. Still, it is worth noting that growth prospects for the global economy remain subdued, which should give most central banks little reason to moderate their accommodative monetary policies. While the Fed is expected to raise short-term interest rates relatively soon, any increases are likely to be modest. On the other hand, the upcoming change in U.S. government leadership has created a degree of uncertainty regarding future fiscal and monetary policies, which could have implications for inflation and economic conditions.

As of October 31, 2016, approximately 28.0% of the fund’s assets was invested in mortgage-backed securities, 1.8% in commercial mortgage-backed securities, 31.8% in credit bonds and asset-backed securities, and 38.4% in U.S. Treasury and agency securities. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality that is closely aligned with the Index.

November 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund Class I shares and Investor shares and the Bloomberg Barclays U. S. Aggregate Bond Index

Average Annual Total Returns as of 10/31/16
	1 Year	5 Years	10 Years
Class I shares	4.11%	2.65%	4.41%
Investor shares	3.85%	2.39%	4.15%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in each of the Class I and Investor shares of Dreyfus Bond Market Index Fund on 10/31/06 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class I and Investor shares. The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Investor Shares	Class I
Expenses paid per $1,000†	$2.02	$.76
Ending value (after expenses)	$1,012.70	$1,014.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Investor Shares	Class I
Expenses paid per $1,000†	$2.03	$.76
Ending value (after expenses)	$1,023.13	$1,024.38

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2016

Bonds and Notes - 99.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables - .2%
Ally Auto Receivables Trust, Ser. 2015-2, Cl. A4	1.84	6/15/20	1,000,000	1,011,855
AmeriCredit Automobile Receivables Trust, Ser. 2013-5, Cl. A3	0.90	9/10/18	6,312	6,312
Fifth Third Auto Trust, Ser. 2014-3, Cl. A4	1.47	5/17/21	800,000	802,443
Ford Credit Auto Lease Trust, Ser. 2015-A, Cl. A4	1.31	8/15/18	1,000,000	1,001,995
Ford Credit Auto Owner Trust, Ser. 2016-B, Cl. A3	1.33	10/15/20	1,000,000	1,001,778
Volkswagen Auto Lease Trust, Ser. 2015-A, Cl. A4	1.42	7/22/19	1,000,000	998,261
World Omni Auto Receivables Trust, Ser. 2013-B, Cl. A3	0.83	8/15/18	156,689	156,661
				4,979,305
Asset-Backed Ctfs./Credit Cards - .3%
Capital One Multi-Asset Execution Trust, Ser. 2015-A1, Cl. A	1.39	1/15/21	2,000,000	2,006,295
Chase Issuance Trust, Ser. 2014-A7, Cl. A7	1.38	11/15/19	1,300,000	1,303,758
Chase Issuance Trust, Ser. 2015-A5, Cl. A5	1.36	4/15/20	408,000	409,184
Chase Issuance Trust, Ser. 2016-A2, Cl. A	1.37	6/15/21	1,000,000	1,000,970
Citibank Credit Card Issuance Trust, Ser. 2004-A8, Cl. A8	1.73	4/9/20	500,000	503,986
Citibank Credit Card Issuance Trust, Ser. 2014-A5, Cl. A5	2.68	6/7/23	1,000,000	1,046,440
				6,270,633
Commercial Mortgage Pass-Through Ctfs. - 1.0%
Citigroup Commercial Mortgage Trust, Ser. 2014-GC19, Cl. A2	2.79	3/10/47	1,250,000	1,277,728
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/47	1,000,000	1,075,574
Citigroup Commercial Mortgage Trust, Ser. 2015-CG33, Cl. AAB	3.52	9/10/58	700,000	744,924
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.33	10/10/46	750,000	[a] 853,050
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/47	1,200,000	1,320,824
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/48	2,025,000	2,116,703
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/49	1,035,000	1,120,603
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/47	500,000	539,354
GS Mortgage Securities Trust, Ser. 2015-GC28, Cl. AAB	3.21	2/10/48	750,000	774,498
J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2012-LC9, Cl. A5	2.84	12/15/47	1,000,000	1,035,554

7

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs. - 1.0% (continued)
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/45	500,000		552,910
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/47	1,725,000		1,852,887
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Cl. A1	1.39	7/15/46	11,057		11,061
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C8, Cl. A4	3.13	12/15/48	1,000,000		1,044,308
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/48	1,175,000		1,225,468
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C21, Cl. ASB	3.15	3/15/48	1,000,000		1,047,721
Morgan Stanley Capital I Trust, Ser. 2012-C4, Cl. AS	3.77	3/15/45	720,000		762,702
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	496,347		525,754
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Cl. A4	3.09	8/10/49	500,000		523,365
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Cl. A5	2.85	12/10/45	500,000		517,682
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/46	1,412,000		1,483,292
WF-RBS Commercial Mortgage Trust, Ser. 2012-C7, Cl. A1	2.30	6/15/45	733,377		746,061
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/46	1,500,000		1,563,580
WF-RBS Commercial Mortgage Trust, Ser. 2014-C20, Cl. A2	3.04	5/15/47	1,000,000		1,034,655
				23,750,258
Consumer Discretionary - 2.8%
21st Century Fox America, Gtd. Debs.	8.25	8/10/18	150,000		167,379
21st Century Fox America, Gtd. Debs.	7.75	12/1/45	100,000		142,484
21st Century Fox America, Gtd. Notes	3.70	10/15/25	500,000	[b]	532,668
21st Century Fox America, Gtd. Notes	6.20	12/15/34	250,000		309,269
21st Century Fox America, Gtd. Notes	6.65	11/15/37	360,000		468,844
21st Century Fox America, Gtd. Notes	4.75	9/15/44	500,000		533,700
21st Century Fox America, Gtd. Notes, Ser. WI	3.70	9/15/24	750,000		793,382
Alibaba Group Holding, Gtd. Notes	3.13	11/28/21	290,000		300,164
Alibaba Group Holding, Gtd. Notes	3.60	11/28/24	750,000		775,039
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	1,000,000		1,034,169

8

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 2.8% (continued)
Autonation, Gtd. Notes	6.75	4/15/18	300,000		320,352
Autozone, Sr. Unscd. Notes	3.13	4/21/26	500,000		505,278
Bed Bath & Beyond, Sr. Unscd. Notes	3.75	8/1/24	1,000,000	[b]	1,035,595
BorgWarner, Sr. Unscd. Notes	3.38	3/15/25	1,000,000		1,017,309
California Institute of Technology, Unscd. Bonds	4.32	8/1/45	110,000		125,186
Carnival, Gtd. Notes	3.95	10/15/20	300,000		322,487
CBS, Gtd. Debs.	7.88	7/30/30	300,000		422,622
CBS, Gtd. Notes	5.50	5/15/33	250,000		274,328
CBS, Gtd. Notes	4.90	8/15/44	240,000		252,602
CDK Global, Sr. Unscd. Notes	3.30	10/15/19	500,000		509,497
Charter Communications Operating/Charter Communications Operating Capital, Sr. Scd. Notes	4.91	7/23/25	910,000	[c]	983,558
Charter Communications Operating/Charter Communications Operating Capital, Sr. Scd. Notes	6.48	10/23/45	500,000	[c]	589,761
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/21	1,000,000	[b]	1,035,618
Comcast, Gtd. Bonds	4.75	3/1/44	500,000		567,579
Comcast, Gtd. Notes	5.70	7/1/19	500,000		555,352
Comcast, Gtd. Notes	2.85	1/15/23	300,000		310,789
Comcast, Gtd. Notes	2.75	3/1/23	100,000		102,638
Comcast, Gtd. Notes	3.38	8/15/25	730,000		766,637
Comcast, Gtd. Notes	4.25	1/15/33	500,000		539,085
Comcast, Gtd. Notes	4.40	8/15/35	340,000		375,832
Comcast, Gtd. Notes	6.45	3/15/37	650,000		872,942
Comcast, Gtd. Notes	4.60	8/15/45	410,000		457,973
Comcast Cable Communications, Gtd. Notes	9.46	11/15/22	304,000		424,452
Costco Wholesale, Sr. Unscd. Notes	2.25	2/15/22	500,000	[b]	510,448
CVS Health, Sr. Unscd. Bonds	2.25	8/12/19	1,000,000		1,017,746
CVS Health, Sr. Unscd. Notes	2.80	7/20/20	680,000		701,347

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Consumer Discretionary - 2.8% (continued)
CVS Health, Sr. Unscd. Notes	2.88	6/1/26	750,000	746,338
CVS Health, Sr. Unscd. Notes	5.13	7/20/45	480,000	561,019
Delphi Automotive, Gtd. Notes	4.25	1/15/26	750,000	813,154
Discovery Communications, Gtd. Notes	6.35	6/1/40	700,000	767,586
Dollar General, Sr. Unscd. Notes	1.88	4/15/18	500,000	502,297
Duke University, Unscd. Bonds	3.30	10/1/46	250,000	249,634
Ford Motor, Sr. Unscd. Notes	4.75	1/15/43	500,000	502,432
General Motors, Sr. Unscd. Notes	6.60	4/1/36	345,000	409,273
General Motors, Sr. Unscd. Notes	5.20	4/1/45	340,000	348,281
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/45	750,000	714,144
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	750,000	777,474
Home Depot, Sr. Unscd. Notes	2.00	4/1/21	720,000	729,088
Home Depot, Sr. Unscd. Notes	5.88	12/16/36	1,150,000	1,527,220
Home Depot, Sr. Unscd. Notes	5.40	9/15/40	437,000	541,886
Home Depot, Sr. Unscd. Notes	4.88	2/15/44	500,000	593,697
Home Depot, Sr. Unscd. Notes	3.50	9/15/56	120,000	111,908
Interpublic Group, Sr. Unscd. Notes	4.20	4/15/24	500,000	534,357
Kohl's, Sr. Unscd. Notes	4.75	12/15/23	500,000	539,595
Kroger, Sr. Unscd. Notes	3.30	1/15/21	300,000	314,877
Lowe's Cos., Sr. Unscd. Notes	3.88	9/15/23	500,000	551,242
Lowe's Cos., Sr. Unscd. Notes	3.13	9/15/24	1,500,000	1,580,880
Lowe's Cos., Sr. Unscd. Notes	4.38	9/15/45	500,000	548,110
Macy's Retail Holdings, Gtd. Debs.	6.90	4/1/29	1,000,000	1,124,276
Marriott International, Sr. Unscd. Notes	3.13	10/15/21	1,000,000	1,037,547
Massachusetts Institute of Technology, Unscd. Notes	5.60	11/15/40	190,000	251,755
Mattel, Sr. Unscd. Notes	2.35	5/6/19	500,000	506,424
McDonald's, Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,106,167
McDonald's, Sr. Unscd. Notes	2.75	12/9/20	585,000	602,916

10

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 2.8% (continued)
McDonald's, Sr. Unscd. Notes	4.70	12/9/35	485,000		534,577
McDonald's, Sr. Unscd. Notes	4.88	12/9/45	465,000		523,216
NBCUniversal Media, Gtd. Notes	5.15	4/30/20	1,500,000		1,671,433
Newell Brands, Sr. Unscd. Notes	2.60	3/29/19	500,000		510,373
Newell Brands, Sr. Unscd. Notes	3.15	4/1/21	500,000		521,235
Newell Rubbermaid, Sr. Unscd. Notes	5.50	4/1/46	500,000		591,111
Nike, Sr. Unscd. Notes	2.25	5/1/23	300,000		303,373
Nike, Sr. Unscd. Notes	3.63	5/1/43	300,000		302,855
Nordstrom, Sr. Unscd. Bonds	4.75	5/1/20	500,000		543,709
Omnicom Group, Gtd. Notes	3.63	5/1/22	500,000		532,018
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/22	1,100,000		1,120,526
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/46	250,000		245,863
Procter & Gamble, Sr. Unscd. Notes	5.55	3/5/37	300,000		409,281
QVC, Sr. Scd. Notes	5.45	8/15/34	500,000		463,918
Signet UK Finance, Gtd. Bonds	4.70	6/15/24	500,000		486,345
Stanley Black & Decker, Gtd. Notes	3.40	12/1/21	400,000		425,874
Staples, Sr. Unscd. Notes	4.38	1/12/23	250,000	[b]	256,150
Starbucks, Sr. Unscd. Notes	4.30	6/15/45	500,000		569,301
Target, Sr. Unscd. Notes	2.30	6/26/19	500,000		512,450
Target, Sr. Unscd. Notes	2.50	4/15/26	750,000		747,413
Thomson Reuters, Gtd. Notes	6.50	7/15/18	400,000		432,524
Thomson Reuters, Sr. Unscd. Notes	3.95	9/30/21	300,000		318,775
Time Warner, Gtd. Notes	4.75	3/29/21	1,500,000		1,653,178
Time Warner, Gtd. Notes	7.63	4/15/31	1,100,000		1,541,671
Time Warner Cable, Gtd. Debs.	6.55	5/1/37	350,000		412,267
Time Warner Cable, Gtd. Debs.	7.30	7/1/38	495,000		626,916
Time Warner Cable, Gtd. Debs.	4.50	9/15/42	500,000		472,384
Time Warner Cable, Gtd. Notes	8.25	4/1/19	1,000,000		1,143,922

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 2.8% (continued)
Time Warner Cos., Gtd. Debs.	6.95	1/15/28	325,000		421,623
Under Armour, Sr. Unscd. Notes	3.25	6/15/26	180,000		177,912
University of Southern California, Sr. Unscd. Notes	5.25	2/15/41	40,000		50,568
Viacom, Sr. Unscd. Notes	2.75	12/15/19	655,000		667,005
Viacom, Sr. Unscd. Notes	6.88	4/30/36	235,000		280,722
Viacom, Sr. Unscd. Notes	4.38	3/15/43	750,000		693,260
Walgreens Boots Alliance, Gtd. Notes	1.75	11/17/17	300,000		301,396
Walgreens Boots Alliance, Gtd. Notes	3.30	11/18/21	400,000		419,368
Walgreens Boots Alliance, Gtd. Notes	4.50	11/18/34	400,000		416,458
Walgreens Boots Alliance, Sr. Unscd. Notes	3.45	6/1/26	400,000		408,708
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	1,600,000		1,719,877
Wal-Mart Stores, Sr. Unscd. Notes	5.25	9/1/35	600,000		768,634
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	635,000		909,162
Wal-Mart Stores, Sr. Unscd. Notes	4.30	4/22/44	1,000,000		1,125,982
Walt Disney, Sr. Unscd. Notes	2.30	2/12/21	500,000		512,552
Walt Disney, Sr. Unscd. Notes	3.75	6/1/21	500,000		543,963
Walt Disney, Sr. Unscd. Notes	3.00	2/13/26	500,000		514,860
Walt Disney, Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000		210,005
WPP Finance 2010, Gtd. Notes	3.75	9/19/24	750,000		791,459
Wyndham Worldwide, Sr. Unscd. Notes	2.50	3/1/18	500,000		504,751
Wyndham Worldwide, Sr. Unscd. Notes	3.90	3/1/23	500,000		513,836
Xerox, Sr. Unscd. Notes	3.80	5/15/24	500,000	[b]	494,399
Yale University, Sr. Unscd. Notes	2.09	4/15/19	300,000		306,347
				68,873,193
Consumer Staples - 1.3%
Altria Group, Gtd. Notes	2.85	8/9/22	500,000		515,127
Altria Group, Gtd. Notes	4.00	1/31/24	230,000		252,909
Altria Group, Gtd. Notes	4.25	8/9/42	1,000,000		1,038,846
Anheuser-Busch, Gtd. Notes	5.50	1/15/18	145,000		152,038

12

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 1.3% (continued)
Anheuser-Busch InBev Finance, Gtd. Notes	1.90	2/1/19	390,000		392,789
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	1,799,063		1,845,500
Anheuser-Busch InBev Finance, Gtd. Notes	2.63	1/17/23	500,000		505,312
Anheuser-Busch InBev Finance, Gtd. Notes	3.70	2/1/24	1,000,000		1,072,669
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	1,365,000		1,439,541
Anheuser-Busch InBev Finance, Gtd. Notes	4.70	2/1/36	1,090,000		1,211,599
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/43	700,000		705,769
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	1,315,000		1,512,196
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.38	1/15/20	1,000,000		1,111,840
Archer-Daniels-Midland, Sr. Unscd. Notes	5.45	3/15/18	92,000		97,314
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/25	750,000		785,211
Clorox, Sr. Unscd. Notes	3.80	11/15/21	200,000		215,682
Coca-Cola, Sr. Unscd. Notes	3.30	9/1/21	1,500,000		1,607,298
Coca-Cola Femsa, Gtd. Bonds	2.38	11/26/18	400,000		407,394
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	165,000		169,013
ConAgra Foods, Sr. Unscd. Notes	7.00	10/1/28	350,000		448,549
Diageo Investment, Gtd. Notes	4.25	5/11/42	500,000		539,168
Dr. Pepper Snapple Group, Gtd. Notes	6.82	5/1/18	94,000		101,516
JM Smucker, Gtd. Notes	1.75	3/15/18	400,000		401,702
JM Smucker, Gtd. Notes	2.50	3/15/20	500,000		510,263
Kellogg, Sr. Unscd. Notes	4.15	11/15/19	400,000		428,581
Kimberly-Clark, Sr. Unscd. Notes	3.70	6/1/43	500,000		518,225
Kraft Foods Group, Gtd. Notes	3.50	6/6/22	490,000		518,103
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/20	390,000		401,634
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	360,000		385,724
Kraft Heinz Foods, Gtd. Notes	6.75	3/15/32	525,000	[a]	663,876
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/45	270,000		306,752
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/46	360,000		364,188

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 1.3% (continued)
Kroger, Gtd. Notes	7.50	4/1/31	800,000		1,117,716
Mondelez International, Sr. Unscd. Notes	4.00	2/1/24	500,000		555,642
Mondelez International, Sr. Unscd. Notes	6.50	2/9/40	253,000		338,881
PepsiCo, Sr. Unscd. Notes	7.90	11/1/18	1,000,000		1,128,584
PepsiCo, Sr. Unscd. Notes	2.15	10/14/20	810,000		824,969
PepsiCo, Sr. Unscd. Notes	3.50	7/17/25	500,000		537,536
PepsiCo, Sr. Unscd. Notes	4.88	11/1/40	500,000		581,549
PepsiCo, Sr. Unscd. Notes	4.45	4/14/46	210,000		235,159
PepsiCo, Sr. Unscd. Notes	3.45	10/6/46	500,000		478,484
Philip Morris International, Sr. Unscd. Notes	5.65	5/16/18	760,000		809,367
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/42	650,000		704,004
Procter & Gamble, Sr. Unscd. Bonds	6.45	1/15/26	546,000		733,216
Reynolds American, Gtd. Notes	2.30	6/12/18	510,000		516,932
Reynolds American, Gtd. Notes	5.70	8/15/35	240,000		291,275
Reynolds American, Gtd. Notes	5.85	8/15/45	510,000		640,504
Sysco, Gtd. Notes	5.38	9/21/35	350,000		407,856
Tyson Foods, Gtd. Bonds	5.15	8/15/44	500,000		567,495
				31,095,497
Energy - 2.5%
Anadarko Petroleum, Sr. Unscd. Notes	3.45	7/15/24	1,000,000	[b]	995,463
Anadarko Petroleum, Sr. Unscd. Notes	6.45	9/15/36	150,000		178,667
Apache, Sr. Unscd. Notes	6.00	1/15/37	380,000		444,740
Apache, Sr. Unscd. Notes	4.75	4/15/43	650,000		691,921
Baker Hughes, Sr. Unscd. Notes, Ser. WI	3.20	8/15/21	286,000		299,977
BP Capital Markets, Gtd. Notes	3.25	5/6/22	1,200,000		1,253,173
BP Capital Markets, Gtd. Notes	2.50	11/6/22	1,800,000		1,817,302
Buckeye Partners, Sr. Unscd. Notes	2.65	11/15/18	250,000		252,891
Canadian Natural Resources, Sr. Unscd. Notes	3.90	2/1/25	500,000		510,188
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/38	430,000		491,788

14

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy - 2.5% (continued)
Chevron, Sr. Unscd. Notes	1.72	6/24/18	1,000,000		1,007,069
Chevron, Sr. Unscd. Notes	1.79	11/16/18	675,000		680,960
Chevron, Sr. Unscd. Notes	2.42	11/17/20	640,000		654,433
Chevron, Sr. Unscd. Notes	2.10	5/16/21	370,000		372,915
Chevron, Sr. Unscd. Notes	3.19	6/24/23	400,000		423,380
Chevron, Sr. Unscd. Notes	3.33	11/17/25	165,000	[b]	173,675
Chevron, Sr. Unscd. Notes	2.95	5/16/26	295,000		301,023
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/23	500,000		500,201
Columbia Pipeline Group, Gtd. Notes	3.30	6/1/20	1,000,000		1,033,617
ConocoPhillips, Gtd. Notes	2.20	5/15/20	1,000,000	[b]	1,008,673
ConocoPhillips, Gtd. Notes	2.40	12/15/22	500,000		498,686
ConocoPhillips, Gtd. Notes	4.95	3/15/26	500,000		562,229
ConocoPhillips, Gtd. Notes	6.50	2/1/39	500,000		640,881
ConocoPhillips, Gtd. Notes	5.95	3/15/46	500,000		618,782
ConocoPhillips Holding, Sr. Unscd. Notes	6.95	4/15/29	125,000		159,405
Devon Energy, Sr. Unscd. Notes	5.60	7/15/41	650,000		673,732
Devon Financing, Gtd. Debs.	7.88	9/30/31	275,000		351,110
Enable Midstream Partners, Sr. Unscd. Notes	5.00	5/15/44	500,000	[a]	420,449
Enbridge Energy Partners, Sr. Unscd. Notes	5.88	10/15/25	500,000		576,100
Enbridge Energy Partners, Sr. Unscd. Notes	5.50	9/15/40	370,000		387,162
Energy Transfer Partners, Sr. Unscd. Notes	3.60	2/1/23	1,000,000		998,759
Energy Transfer Partners, Sr. Unscd. Notes	4.90	2/1/24	500,000		524,908
Energy Transfer Partners, Sr. Unscd. Notes	5.15	2/1/43	500,000		465,460
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/26	350,000		357,336
Enterprise Products Operating, Gtd. Notes	3.35	3/15/23	600,000		616,015
Enterprise Products Operating, Gtd. Notes	3.70	2/15/26	200,000		204,452
Enterprise Products Operating, Gtd. Notes	4.45	2/15/43	750,000		723,310
Enterprise Products Operating, Gtd. Notes	4.90	5/15/46	500,000		520,156

15

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy - 2.5% (continued)
EOG Resources, Sr. Unscd. Notes	3.90	4/1/35	750,000		740,452
Exxon Mobil, Sr. Unscd. Notes	1.44	3/1/18	500,000		501,884
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	565,000		569,319
Exxon Mobil, Sr. Unscd. Notes	2.22	3/1/21	500,000		507,723
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/46	500,000		541,186
Halliburton, Sr. Unscd. Bonds	6.15	9/15/19	700,000		782,110
Halliburton, Sr. Unscd. Bonds	3.80	11/15/25	415,000		432,694
Halliburton, Sr. Unscd. Bonds	4.85	11/15/35	390,000		422,653
Halliburton, Sr. Unscd. Bonds	5.00	11/15/45	475,000		523,888
Hess, Sr. Unscd. Bonds	5.60	2/15/41	500,000		496,653
Hess, Sr. Unscd. Notes	4.30	4/1/27	500,000		499,016
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/26	480,000	[b]	511,225
Kerr-McGee, Gtd. Notes	6.95	7/1/24	600,000		720,745
Kinder Morgan, Gtd. Notes	5.30	12/1/34	1,000,000		1,017,559
Kinder Morgan Energy Partners, Gtd. Notes	4.15	3/1/22	1,000,000		1,053,390
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/23	500,000		500,615
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/31	350,000		411,430
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/43	300,000		287,532
Marathon Oil, Sr. Unscd. Notes	5.90	3/15/18	500,000	[b]	525,404
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/37	550,000		592,709
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/44	500,000		444,259
Nexen Energy, Gtd. Notes	5.88	3/10/35	125,000		148,808
Noble Energy, Sr. Unscd. Notes	4.15	12/15/21	539,000		572,479
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	1,000,000		1,030,230
Occidental Petroleum, Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000		1,838,286
ONEOK Partners, Gtd. Notes	5.00	9/15/23	500,000		541,448
ONEOK Partners, Gtd. Notes	6.85	10/15/37	60,000		69,508
Phillips 66, Gtd. Notes	4.88	11/15/44	202,000		217,300

16

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Energy - 2.5% (continued)
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	1,000,000	1,068,907
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/23	750,000	761,995
Regency Energy Partners, Gtd. Notes	4.50	11/1/23	750,000	767,395
Shell International Finance, Gtd. Notes	4.30	9/22/19	1,600,000	1,718,566
Shell International Finance, Gtd. Notes	1.88	5/10/21	485,000	482,169
Shell International Finance, Gtd. Notes	3.25	5/11/25	560,000	578,351
Shell International Finance, Gtd. Notes	2.88	5/10/26	185,000	185,656
Shell International Finance, Gtd. Notes	4.13	5/11/35	260,000	269,367
Shell International Finance, Gtd. Notes	6.38	12/15/38	500,000	662,669
Shell International Finance, Gtd. Notes	4.38	5/11/45	620,000	654,099
Shell International Finance, Gtd. Notes	4.00	5/10/46	255,000	253,342
Shell International Finance, Gtd. Notes	3.75	9/12/46	500,000	480,032
Spectra Energy Capital, Gtd. Notes	8.00	10/1/19	225,000	258,099
Spectra Energy Partners, Sr. Unscd. Notes	5.95	9/25/43	400,000	470,922
Statoil, Gtd. Notes	5.25	4/15/19	1,600,000	1,742,227
Statoil, Gtd. Notes	2.65	1/15/24	1,000,000	1,011,224
Statoil, Gtd. Notes	6.80	1/15/28	350,000	472,696
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/38	950,000	1,233,617
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	200,000	201,058
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/43	200,000	193,235
Tennessee Gas Pipeline, Gtd. Debs.	7.00	10/15/28	390,000	473,860
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/37	70,000	84,142
Total Capital, Gtd. Notes	2.13	8/10/18	750,000	759,160
Total Capital, Gtd. Notes	4.45	6/24/20	900,000	982,584
Total Capital International, Gtd. Notes	2.75	6/19/21	500,000	519,492
Total Capital International, Gtd. Notes	3.75	4/10/24	340,000	370,142
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/23	500,000	532,522
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/37	75,000	96,082

17

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy - 2.5% (continued)
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/39	660,000		979,216
Valero Energy, Gtd. Notes	7.50	4/15/32	170,000		215,972
Valero Energy, Sr. Unscd. Notes	6.63	6/15/37	615,000		722,433
Williams Partners, Sr. Unscd. Notes	4.13	11/15/20	1,000,000		1,044,456
Williams Partners, Sr. Unscd. Notes	4.00	9/15/25	100,000		100,475
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	800,000		861,145
XTO Energy, Gtd. Notes	6.75	8/1/37	625,000		894,022
				60,992,822
Financials - 8.1%
Ace Ina Holdings, Gtd. Notes	3.35	5/15/24	250,000		264,408
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	132,247		135,520
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/22	500,000		510,860
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/25	500,000		493,322
Aflac, Sr. Unscd. Notes	3.63	6/15/23	600,000		641,046
Air Lease, Sr. Unscd. Notes	2.13	1/15/18	500,000		501,894
Air Lease, Sr. Unscd. Notes	3.38	1/15/19	350,000		359,981
Air Lease, Sr. Unscd. Notes	3.75	2/1/22	100,000		105,367
Allstate, Sub. Debs.	5.75	8/15/53	300,000	[a]	322,373
American Express, Sr. Unscd. Notes	1.55	5/22/18	1,000,000		1,002,402
American Express, Sub. Notes	3.63	12/5/24	500,000		518,821
American Express Credit, Sr. Unscd. Notes	2.25	8/15/19	750,000		762,637
American Honda Finance, Sr. Unscd. Bonds	2.15	3/13/20	750,000		763,114
American International Group, Sr. Unscd. Notes	4.88	6/1/22	900,000		1,006,501
American International Group, Sr. Unscd. Notes	3.90	4/1/26	750,000		789,870
American International Group, Sr. Unscd. Notes	3.88	1/15/35	500,000		487,684
Aon, Gtd. Notes	4.60	6/14/44	500,000		527,908
Australia & New Zealand Banking Group, Sr. Unscd. Bonds	1.60	7/15/19	1,000,000		996,695
Australia & New Zealand Banking Group, Sr. Unscd. Notes	2.30	6/1/21	350,000		353,853
AXA, Sub. Bonds	8.60	12/15/30	165,000		232,650

18

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
Bank of America, Sr. Unscd. Bonds	2.63	4/19/21	1,110,000	1,124,641
Bank of America, Sr. Unscd. Notes	5.65	5/1/18	965,000	1,021,087
Bank of America, Sr. Unscd. Notes	1.95	5/12/18	1,000,000	1,006,247
Bank of America, Sr. Unscd. Notes	1.75	6/5/18	500,000	502,674
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	800,000	896,232
Bank of America, Sr. Unscd. Notes	2.50	10/21/22	500,000	499,860
Bank of America, Sr. Unscd. Notes	3.30	1/11/23	1,000,000	1,030,359
Bank of America, Sr. Unscd. Notes	4.13	1/22/24	1,000,000	1,076,003
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	1,030,000	1,058,645
Bank of America, Sr. Unscd. Notes	3.25	10/21/27	500,000	501,138
Bank of America, Sr. Unscd. Notes	5.00	1/21/44	500,000	575,360
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	400,000	406,861
Bank of America, Sub. Notes	4.20	8/26/24	800,000	837,206
Bank of America, Sub. Notes	4.75	4/21/45	500,000	523,138
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	900,000	925,947
Bank of Montreal, Sr. Unscd. Notes	1.80	7/31/18	500,000	502,850
Bank of Nova Scotia, Sr. Unscd. Notes	2.80	7/21/21	1,000,000	1,030,797
Bank of Nova Scotia, Sub. Notes	4.50	12/16/25	1,000,000	1,057,730
Barclays, Sr. Unscd. Notes	3.20	8/10/21	500,000	503,865
Barclays, Sr. Unscd. Notes	3.65	3/16/25	750,000	739,110
Barclays, Sr. Unscd. Notes	4.38	1/12/26	200,000	206,206
Barclays Bank, Sub. Notes	5.14	10/14/20	1,000,000	1,078,802
BB&T, Sr. Unscd. Notes	2.45	1/15/20	1,000,000	1,020,682
Bear Stearns, Sr. Unscd. Notes	7.25	2/1/18	1,770,000	1,893,295
Berkshire Hathaway, Sr. Unscd. Notes	2.10	8/14/19	500,000	509,787
Berkshire Hathaway, Sr. Unscd. Notes	2.20	3/15/21	600,000	613,573
Berkshire Hathaway, Sr. Unscd. Notes	2.75	3/15/23	500,000	515,443
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/26	500,000	519,742

19

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
Berkshire Hathaway Finance, Gtd. Notes	5.75	1/15/40	675,000	883,456
Blackrock, Sr. Unscd. Notes	3.50	3/18/24	500,000	538,588
Blackrock, Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000	552,320
BNP Paribas, Gtd. Notes	5.00	1/15/21	1,400,000	1,556,990
BPCE, Gtd. Notes	2.50	7/15/19	1,000,000	1,018,394
BPCE, Gtd. Notes	4.00	4/15/24	200,000	217,751
Capital One Financial, Sr. Unscd. Notes	2.45	4/24/19	1,000,000	1,017,506
Capital One Financial, Sr. Unscd. Notes	4.75	7/15/21	730,000	806,193
Capital One Financial, Sub. Notes	3.75	7/28/26	750,000	749,341
Chubb, Sr. Unscd. Notes	6.00	5/11/37	540,000	715,016
Citigroup, Sr. Unscd. Notes	2.15	7/30/18	940,000	946,999
Citigroup, Sr. Unscd. Notes	2.40	2/18/20	1,250,000	1,263,566
Citigroup, Sr. Unscd. Notes	2.65	10/26/20	1,750,000	1,779,906
Citigroup, Sr. Unscd. Notes	3.75	6/16/24	1,000,000	1,054,470
Citigroup, Sr. Unscd. Notes	4.60	3/9/26	500,000	532,890
Citigroup, Sr. Unscd. Notes	3.20	10/21/26	1,000,000	999,353
Citigroup, Sr. Unscd. Notes	6.63	1/15/28	100,000	124,901
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	500,000	549,620
Citigroup, Sub. Notes	4.05	7/30/22	1,750,000	1,852,279
Citigroup, Sub. Notes	5.50	9/13/25	500,000	564,374
Citigroup, Sub. Notes	4.13	7/25/28	500,000	513,869
Citizens Bank, Sr. Unscd. Notes	2.45	12/4/19	1,000,000	1,014,789
CME Group, Sr. Unscd. Notes	3.00	3/15/25	500,000	520,382
Comerica, Sub. Notes	3.80	7/22/26	500,000	510,012
Commonwealth Bank of Australia, Sr. Unscd. Notes	2.50	9/20/18	650,000	661,940
Credit Suisse, Sr. Unscd. Notes	4.38	8/5/20	1,000,000	1,077,905
Credit Suisse, Sr. Unscd. Notes	3.63	9/9/24	500,000	519,424
Credit Suisse, Sub. Notes	6.00	2/15/18	1,000,000	1,048,684

20

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
Credit Suisse Group Funding, Gtd. Notes	3.13	12/10/20	500,000	505,555
Credit Suisse Group Funding, Gtd. Notes	3.75	3/26/25	1,000,000	994,041
Credit Suisse Group Funding, Gtd. Notes	4.88	5/15/45	280,000	295,532
Deutsche Bank London, Sr. Unscd. Notes	2.50	2/13/19	1,000,000	985,830
Discover Bank, Sr. Unscd. Bonds	2.00	2/21/18	500,000	501,773
Discover Bank, Sr. Unscd. Notes	4.25	3/13/26	800,000	851,024
Discover Bank, Sr. Unscd. Notes	3.45	7/27/26	500,000	501,584
Fidelity National Information Services, Gtd. Notes	2.00	4/15/18	500,000	504,291
Fidelity National Information Services, Sr. Unscd. Notes	3.63	10/15/20	450,000	475,134
Fidelity National Information Services, Sr. Unscd. Notes	5.00	10/15/25	350,000	394,758
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/22	1,000,000	1,054,700
First American Financial, Sr. Unscd. Notes	4.60	11/15/24	500,000	511,659
First Republic Bank, Sr. Unscd. Bonds	2.38	6/17/19	500,000	503,089
First Tennessee Bank, Sr. Unscd. Notes	2.95	12/1/19	500,000	507,123
Fiserv, Gtd. Notes	4.63	10/1/20	400,000	436,809
Ford Motor Credit, Sr. Unscd. Notes	2.38	1/16/18	500,000	503,566
Ford Motor Credit, Sr. Unscd. Notes	2.24	6/15/18	1,070,000	1,076,687
Ford Motor Credit, Sr. Unscd. Notes	8.13	1/15/20	971,000	1,140,629
Ford Motor Credit, Sr. Unscd. Notes	3.20	1/15/21	750,000	767,082
Ford Motor Credit, Sr. Unscd. Notes	3.34	3/18/21	500,000	514,715
Ford Motor Credit, Sr. Unscd. Notes	4.38	8/6/23	1,250,000	1,330,185
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	1,000,000	1,020,957
GE Capital International Funding, Gtd. Notes	4.42	11/15/35	2,250,000	2,460,487
General Electric Capital, Gtd. Bonds	2.20	1/9/20	500,000	507,521
General Electric Capital, Gtd. Notes	5.63	5/1/18	1,335,000	1,423,651
General Electric Capital, Gtd. Notes	4.65	10/17/21	1,400,000	1,587,664
General Electric Capital, Gtd. Notes	3.10	1/9/23	1,000,000	1,057,150
General Motors Financial, Gtd. Notes	2.40	4/10/18	910,000	915,322

21

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
General Motors Financial, Gtd. Notes	2.35	10/4/19	1,000,000	999,643
General Motors Financial, Gtd. Notes	3.20	7/13/20	500,000	509,017
General Motors Financial, Gtd. Notes	4.38	9/25/21	500,000	531,905
General Motors Financial, Gtd. Notes	4.30	7/13/25	500,000	511,181
Goldman Sachs Group, Sr. Unscd. Notes	5.95	1/18/18	1,000,000	1,052,446
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	680,000	722,752
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	1,000,000	1,019,807
Goldman Sachs Group, Sr. Unscd. Notes	5.38	3/15/20	1,000,000	1,104,570
Goldman Sachs Group, Sr. Unscd. Notes	2.60	4/23/20	500,000	508,583
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	500,000	510,707
Goldman Sachs Group, Sr. Unscd. Notes	2.35	11/15/21	500,000	498,002
Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/23	1,000,000	1,053,916
Goldman Sachs Group, Sr. Unscd. Notes	3.75	5/22/25	1,000,000	1,042,532
Goldman Sachs Group, Sr. Unscd. Notes	6.13	2/15/33	475,000	589,956
Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/41	1,000,000	1,295,492
Goldman Sachs Group, Sub. Notes	4.25	10/21/25	130,000	136,324
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	1,500,000	1,899,142
HSBC Holdings, Sr. Unscd. Notes	3.40	3/8/21	600,000	619,003
HSBC Holdings, Sr. Unscd. Notes	5.10	4/5/21	1,500,000	1,654,084
HSBC Holdings, Sr. Unscd. Notes	4.30	3/8/26	600,000	639,932
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/26	295,000	305,847
HSBC Holdings, Sub. Notes	4.25	3/14/24	500,000	514,605
HSBC Holdings, Sub. Notes	6.50	5/2/36	1,350,000	1,691,257
HSBC Holdings, Sub. Notes	6.50	9/15/37	555,000	697,403
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.35	11/13/17	500,000	502,760
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.91	11/13/20	750,000	763,486
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.45	10/20/21	500,000	501,509
Intercontinental Exchange Group, Gtd. Notes	4.00	10/15/23	350,000	380,404

22

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/24	400,000	432,108
Invesco Finance, Gtd. Notes	4.00	1/30/24	250,000	270,148
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/27	35,000	39,143
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/23	500,000	531,281
John Deere Capital, Sr. Unscd. Notes	1.55	12/15/17	750,000	753,694
John Deere Capital, Sr. Unscd. Notes	1.35	1/16/18	400,000	400,879
John Deere Capital, Sr. Unscd. Notes	1.25	10/9/19	500,000	496,075
John Deere Capital, Sr. Unscd. Notes	3.15	10/15/21	1,900,000	2,005,060
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/23	500,000	516,122
JP Morgan Chase Bank, Sr. Unscd. Bonds	1.65	9/23/19	500,000	500,967
JPMorgan Chase & Co., Sr. Unscd. Bonds	6.00	1/15/18	500,000	526,498
JPMorgan Chase & Co., Sr. Unscd. Notes	1.85	3/22/19	1,000,000	1,004,605
JPMorgan Chase & Co., Sr. Unscd. Notes	6.30	4/23/19	1,500,000	1,663,305
JPMorgan Chase & Co., Sr. Unscd. Notes	4.25	10/15/20	500,000	540,236
JPMorgan Chase & Co., Sr. Unscd. Notes	2.40	6/7/21	1,240,000	1,251,427
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/23	1,000,000	1,034,650
JPMorgan Chase & Co., Sr. Unscd. Notes	3.13	1/23/25	1,500,000	1,516,965
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	7/15/25	750,000	798,309
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/26	1,000,000	1,020,469
JPMorgan Chase & Co., Sr. Unscd. Notes	6.40	5/15/38	650,000	878,496
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/24	1,000,000	1,046,517
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/26	500,000	530,274
JPMorgan Chase & Co., Sub. Notes	4.95	6/1/45	750,000	827,011
KeyBank, Sr. Unscd. Notes	3.30	6/1/25	400,000	416,577
KeyBank, Sub. Notes	6.95	2/1/28	100,000	128,556
Lazard Group, Sr. Unscd. Notes	4.25	11/14/20	250,000	266,781
Legg Mason, Sr. Unscd. Notes	5.63	1/15/44	200,000	204,196
Lincoln National, Sr. Unscd. Notes	6.15	4/7/36	575,000	672,900

23

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 8.1% (continued)
Lloyds Bank, Gtd. Notes	1.75	3/16/18	500,000		502,007
Lloyds Bank, Gtd. Notes	2.05	1/22/19	1,000,000		1,005,727
Lloyds Bank, Gtd. Notes	2.40	3/17/20	500,000		505,865
Loews, Sr. Unscd. Notes	2.63	5/15/23	250,000		250,463
Manufacturers & Traders Trust Co., Sr. Unscd. Notes	2.10	2/6/20	500,000		503,689
Marsh & McLennan Cos., Sr. Unscd. Notes	2.35	3/6/20	500,000		506,231
Marsh & McLennan Cos., Sr. Unscd. Notes	5.88	8/1/33	275,000		342,942
Mastercard, Sr. Unscd. Notes	2.00	4/1/19	500,000		508,380
Merrill Lynch & Co., Sr. Unscd. Notes	6.88	11/15/18	150,000		165,251
MetLife, Sr. Unscd. Debs.	1.90	12/15/17	1,000,000	[a]	1,006,517
MetLife, Sr. Unscd. Notes	3.60	4/10/24	250,000		265,181
MetLife, Sr. Unscd. Notes	6.38	6/15/34	700,000		895,278
MetLife, Sr. Unscd. Notes	4.05	3/1/45	750,000		747,382
Mitsubishi UFJ Fiance Group, Sr. Unscd. Bonds	2.19	9/13/21	500,000		497,394
Mizuho Financial Group, Sr. Unscd. Bonds	2.27	9/13/21	500,000		496,569
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/26	500,000		495,594
Morgan Stanley, Sr. Unscd. Bonds	3.88	1/27/26	1,000,000		1,056,169
Morgan Stanley, Sr. Unscd. Notes	6.63	4/1/18	1,200,000		1,281,666
Morgan Stanley, Sr. Unscd. Notes	2.13	4/25/18	1,000,000		1,007,635
Morgan Stanley, Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,470,813
Morgan Stanley, Sr. Unscd. Notes	5.50	1/26/20	1,000,000		1,103,373
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	500,000		529,529
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/25	500,000		534,263
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/32	300,000		411,144
Morgan Stanley, Sr. Unscd. Notes	6.38	7/24/42	700,000		939,403
Morgan Stanley, Sub. Notes	4.10	5/22/23	1,000,000		1,055,466
Morgan Stanley, Sub. Notes	3.95	4/23/27	1,000,000		1,029,109
MUFG Americas Holdings Corp., Sr. Unscd. Notes	1.63	2/9/18	500,000		501,103

24

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
MUFG Union Bank, Sr. Unscd. Notes	2.63	9/26/18	500,000	508,013
Nasdaq, Sr. Unscd. Notes	4.25	6/1/24	500,000	531,627
National Australia Bank, Sr. Unscd. Bonds	2.50	7/12/26	500,000	486,838
National Australia Bank, Sr. Unscd. Notes	2.63	7/23/20	260,000	266,548
National Australia Bank, Sr. Unscd. Notes	2.63	1/14/21	500,000	511,476
National City, Sub. Notes	6.88	5/15/19	600,000	671,642
National Rural Utilities Cooperative Finance, Coll. Trust Bonds	5.45	2/1/18	1,100,000	1,156,372
Nomura Holdings, Sr. Unscd. Notes	6.70	3/4/20	700,000	800,805
Northern Trust, Sub. Notes	3.95	10/30/25	846,000	922,534
PartnerRe Finance, Gtd. Notes	5.50	6/1/20	159,000	176,379
PNC Bank, Sr. Unscd. Notes	2.60	7/21/20	1,000,000	1,024,991
PNC Bank, Sub. Notes	3.80	7/25/23	1,000,000	1,072,888
Principal Financial Group, Gtd. Notes	6.05	10/15/36	225,000	277,110
ProAssurance, Sr. Unscd. Notes	5.30	11/15/23	350,000	371,173
Progressive, Sr. Unscd. Notes	6.63	3/1/29	100,000	134,507
Progressive, Sr. Unscd. Notes	4.35	4/25/44	500,000	558,308
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/44	2,000,000	2,137,270
Rabobank Nederland, Gtd. Notes	2.50	1/19/21	1,500,000	1,532,316
Rabobank Nederland, Gtd. Notes	3.95	11/9/22	1,000,000	1,049,897
Rabobank Nederland, Gtd. Notes	5.25	5/24/41	500,000	613,485
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/23	350,000	382,356
Royal Bank of Canada, Sr. Unscd. Bonds	2.15	3/6/20	750,000	758,738
Royal Bank of Canada, Sr. Unscd. Notes	1.80	7/30/18	250,000	251,364
Royal Bank of Canada, Sr. Unscd. Notes	2.00	12/10/18	500,000	504,771
Santander Bank, Sr. Unscd. Notes	2.00	1/12/18	500,000	499,971
Santander UK, Sr. Unscd. Notes	3.05	8/23/18	800,000	817,098
Santander UK, Sr. Unscd. Notes	2.38	3/16/20	750,000	755,566

25

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	10/16/20	1,000,000	1,006,066
Skandinaviska Enskilda, Sr. Unscd. Bonds	1.50	9/13/19	500,000	497,188
Skandinaviska Enskilda, Sr. Unscd. Notes	1.88	9/13/21	500,000	495,306
State Street, Sr. Unscd. Notes	2.55	8/18/20	310,000	319,492
State Street, Sr. Unscd. Notes	3.70	11/20/23	250,000	270,864
State Street, Sr. Unscd. Notes	3.55	8/18/25	290,000	312,460
State Street Bank & Trust, Sub. Notes	5.25	10/15/18	200,000	213,964
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/23	290,000	296,536
Sumitomo Mitsui Banking, Gtd. Notes	1.50	1/18/18	390,000	389,511
Sumitomo Mitsui Banking, Gtd. Notes	1.76	10/19/18	500,000	500,669
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/26	1,000,000	1,067,050
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	2.63	7/14/26	500,000	484,961
SunTrust Bank, Sr. Unscd. Notes	2.75	5/1/23	500,000	502,816
SunTrust Banks, Sr. Unscd. Notes	2.35	11/1/18	500,000	507,489
Svenska Handelsbanken, Gtd. Notes	2.25	6/17/19	1,000,000	1,015,252
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/24	1,000,000	1,044,382
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/22	500,000	517,331
Toronto-Dominion Bank, Sr. Unscd. Bonds	2.63	9/10/18	750,000	766,405
Toronto-Dominion Bank, Sr. Unscd. Notes	1.63	3/13/18	1,000,000	1,004,472
Toronto-Dominion Bank, Sr. Unscd. Notes	2.50	12/14/20	500,000	511,959
Toyota Motor Credit, Sr. Unscd. Bonds	1.70	2/19/19	500,000	502,683
Toyota Motor Credit, Sr. Unscd. Notes	1.45	1/12/18	500,000	501,154
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	500,000	508,202
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/23	1,000,000	1,023,631
Travelers Cos., Sr. Unscd. Notes	5.90	6/2/19	500,000	552,057
Travelers Cos., Sr. Unscd. Notes	3.90	11/1/20	1,000,000	1,084,314
Trinity Acquisition, Gtd. Notes	3.50	9/15/21	500,000	516,960
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/22	1,400,000	1,469,978

26

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.1% (continued)
UBS AG Stamford, Sr. Unscd. Notes	1.80	3/26/18	1,000,000	1,002,484
Unilever Capital, Gtd. Notes	2.20	3/6/19	500,000	509,661
Unilever Capital, Gtd. Notes	5.90	11/15/32	250,000	341,769
Visa, Sr. Unscd. Notes	2.20	12/14/20	740,000	755,021
Visa, Sr. Unscd. Notes	3.15	12/14/25	710,000	741,811
Visa, Sr. Unscd. Notes	4.15	12/14/35	270,000	299,407
Visa, Sr. Unscd. Notes	4.30	12/14/45	475,000	531,751
Wells Fargo & Co., Sr. Unscd. Notes	5.63	12/11/17	840,000	878,758
Wells Fargo & Co., Sr. Unscd. Notes	1.50	1/16/18	500,000	500,024
Wells Fargo & Co., Sr. Unscd. Notes	2.15	1/15/19	1,250,000	1,263,852
Wells Fargo & Co., Sr. Unscd. Notes	2.10	7/26/21	1,620,000	1,613,134
Wells Fargo & Co., Sr. Unscd. Notes	3.00	2/19/25	980,000	982,848
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/25	500,000	519,769
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/26	1,000,000	996,218
Wells Fargo & Co., Sr. Unscd. Notes	3.00	10/23/26	500,000	498,214
Wells Fargo & Co., Sub. Notes	4.10	6/3/26	500,000	526,329
Wells Fargo & Co., Sub. Notes	5.38	11/2/43	500,000	573,207
Wells Fargo & Co., Sub. Notes	4.65	11/4/44	1,000,000	1,037,106
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/23	500,000	513,810
Westpac Banking, Sr. Unscd. Notes	4.88	11/19/19	700,000	761,221
Westpac Banking, Sr. Unscd. Notes	2.60	11/23/20	1,500,000	1,534,824
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/26	200,000	200,164
Westpac Banking, Sr. Unscd. Notes	2.70	8/19/26	500,000	492,636
Westpac Banking, Sub. Bonds	4.63	6/1/18	500,000	521,193
XLIT, Gtd. Notes	6.38	11/15/24	700,000	826,211
				197,095,896
Foreign/Governmental - 4.3%
African Development Bank, Sr. Unscd. Notes	1.38	2/12/20	500,000	500,926
African Development Bank, Sr. Unscd. Notes	2.38	9/23/21	1,000,000	1,036,261

27

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 4.3% (continued)
AID-Israel, Gtd. Bonds	5.50	9/18/23	450,000		557,169
Asian Development Bank, Sr. Unscd. Bonds	2.13	3/19/25	500,000		505,426
Asian Development Bank, Sr. Unscd. Notes	1.88	10/23/18	1,750,000		1,777,790
Asian Development Bank, Sr. Unscd. Notes	1.88	4/12/19	1,000,000		1,018,059
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/25	1,000,000		1,003,379
Canadian Government, Sr. Unscd. Bonds	1.63	2/27/19	1,000,000		1,013,318
Chilean Government, Sr. Unscd. Notes	3.13	3/27/25	1,000,000		1,045,000
Colombian Government, Sr. Unscd. Bonds	8.13	5/21/24	500,000		648,750
Colombian Government, Sr. Unscd. Bonds	6.13	1/18/41	500,000		573,750
Colombian Government, Sr. Unscd. Bonds	5.00	6/15/45	500,000		510,000
Colombian Government, Sr. Unscd. Notes	7.38	3/18/19	1,000,000		1,127,500
Corporacion Andina de Fomento, Sr. Unscd. Notes	8.13	6/4/19	1,000,000		1,158,450
Council of Europe, Sr. Unscd. Notes	1.75	11/14/19	500,000		506,649
Development Bank of Japan, Sr. Unscd. Notes	2.00	10/19/21	500,000		498,530
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/43	1,000,000		1,022,500
European Bank for Reconstruction and Development, Sr. Unscd. Bonds	1.75	11/26/19	1,000,000		1,013,672
European Bank for Reconstruction and Development, Sr. Unscd. Notes	1.75	6/14/19	500,000		507,259
European Investment Bank, Sr. Unscd. Bonds	2.88	9/15/20	2,000,000		2,108,690
European Investment Bank, Sr. Unscd. Notes	1.00	12/15/17	1,000,000		1,000,276
European Investment Bank, Sr. Unscd. Notes	1.25	5/15/18	750,000		752,346
European Investment Bank, Sr. Unscd. Notes	1.88	3/15/19	1,000,000	[b]	1,015,894
European Investment Bank, Sr. Unscd. Notes	1.25	5/15/19	2,560,000		2,563,031
European Investment Bank, Sr. Unscd. Notes	1.75	6/17/19	1,500,000		1,519,444
European Investment Bank, Sr. Unscd. Notes	2.00	3/15/21	1,500,000		1,531,048
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/25	1,000,000		990,444
Export Development Canada, Sr. Unscd. Bonds	1.75	8/19/19	400,000		406,535
Export-Import Bank of Korea, Sr. Unscd. Bonds	2.88	9/17/18	1,000,000		1,025,265

28

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 4.3% (continued)
Export-Import Bank of Korea, Sr. Unscd. Notes	1.88	10/21/21	500,000		498,637
Export-Import Bank of Korea, Sr. Unscd. Notes	4.00	1/14/24	1,500,000		1,648,609
Finnish Government, Sr. Unscd. Bonds	6.95	2/15/26	25,000		33,723
FMS Wertmanagement, Gov't Gtd. Notes	1.75	3/17/20	750,000		759,834
Hungarian Government, Sr. Unscd. Notes	6.38	3/29/21	500,000		577,512
Hungarian Government, Sr. Unscd. Notes	5.38	2/21/23	500,000		568,200
Hungarian Government, Sr. Unscd. Notes	7.63	3/29/41	500,000		763,875
Inter-American Development Bank, Sr. Unscd. Notes	0.88	3/15/18	500,000		499,581
Inter-American Development Bank, Sr. Unscd. Notes	3.88	9/17/19	2,000,000		2,147,358
Inter-American Development Bank, Sr. Unscd. Notes	1.75	10/15/19	1,000,000		1,013,359
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/15/25	1,000,000		1,014,567
Inter-American Development Bank, Unscd. Notes	4.25	9/10/18	540,000		571,604
International Bank for Reconstruction and Development, Sr. Unscd. Bonds	7.63	1/19/23	700,000	[b]	944,184
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.00	11/15/17	1,290,000		1,291,774
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.38	4/10/18	500,000		502,901
International Bank for Reconstruction and Development, Sr. Unscd. Notes	0.88	7/19/18	1,325,000		1,322,270
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.00	10/5/18	730,000		730,068
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	3/15/19	500,000		509,649
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	10/7/19	2,000,000		2,038,380
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.38	5/24/21	665,000		661,806
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.38	9/20/21	430,000		427,353
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	10/7/22	350,000		352,374

29

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 4.3% (continued)
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.75	4/19/23	2,000,000		2,002,940
International Bank for Reconstruction and Development, Sr. Unscd. Notes	2.50	7/29/25	1,000,000		1,041,466
International Finance, Sr. Unscd. Notes	2.13	11/17/17	2,100,000		2,125,047
Italian Government, Sr. Unscd. Notes	6.88	9/27/23	750,000		927,400
Japan Bank for International Cooperation, Gtd. Bonds	1.88	7/21/26	500,000		486,194
Japan Bank for International Cooperation, Gtd. Notes	1.88	4/20/21	490,000		490,449
Japan Bank for International Cooperation, Gtd. Notes	2.75	1/21/26	1,500,000		1,573,053
KFW, Gov't Gtd. Bonds	4.50	7/16/18	1,100,000		1,164,054
KFW, Gov't Gtd. Bonds	4.00	1/27/20	2,500,000		2,711,405
KFW, Gov't Gtd. Bonds	2.50	11/20/24	500,000		521,550
KFW, Gov't Gtd. Bonds	0.00	6/29/37	250,000	[d]	142,555
KFW, Gov't Gtd. Notes	1.00	1/26/18	500,000		499,924
KFW, Gov't Gtd. Notes	1.13	11/16/18	1,000,000		1,000,600
KFW, Gov't Gtd. Notes	1.50	2/6/19	1,000,000		1,007,505
KFW, Gov't Gtd. Notes	4.88	6/17/19	1,000,000		1,094,808
KFW, Gov't Gtd. Notes	1.00	7/15/19	500,000		497,186
KFW, Gov't Gtd. Notes	1.25	9/30/19	650,000		650,115
KFW, Gov't Gtd. Notes	1.75	10/15/19	1,000,000		1,014,664
KFW, Gov't Gtd. Notes	1.63	3/15/21	1,900,000		1,909,916
KFW, Gov't Gtd. Notes	1.50	6/15/21	765,000		764,241
KFW, Gov't Gtd. Notes	2.00	5/2/25	1,100,000		1,104,944
Korea Finance, Sr. Unscd. Notes	2.88	8/22/18	500,000		513,258
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	1.88	9/17/18	1,000,000		1,014,887
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/25	500,000		516,524
Mexican Government, Sr. Unscd. Notes	5.95	3/19/19	950,000		1,050,937
Mexican Government, Sr. Unscd. Notes	3.63	3/15/22	500,000		523,250
Mexican Government, Sr. Unscd. Notes	3.60	1/30/25	250,000		255,000

30

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 4.3% (continued)
Mexican Government, Sr. Unscd. Notes	6.75	9/27/34	1,340,000		1,735,300
Mexican Government, Sr. Unscd. Notes	5.55	1/21/45	850,000		955,187
Mexican Government, Sr. Unscd. Notes	4.60	1/23/46	1,000,000		981,250
Nordic Investment Bank, Sr. Unscd. Notes	1.13	3/19/18	750,000		751,339
OeKB, Gov't Gtd. Notes	1.63	3/12/19	500,000		504,441
OeKB, Gov't Gtd. Notes	1.50	10/21/20	1,280,000		1,281,862
Panamanian Government, Sr. Unscd. Bonds	5.20	1/30/20	200,000		220,750
Panamanian Government, Sr. Unscd. Bonds	3.75	3/16/25	500,000		530,000
Panamanian Government, Sr. Unscd. Bonds	6.70	1/26/36	700,000		930,125
Peruvian Government, Sr. Unscd. Bonds	7.35	7/21/25	1,000,000	[b]	1,367,500
Peruvian Government, Sr. Unscd. Bonds	6.55	3/14/37	370,000		508,750
Petroleos Mexicanos, Gtd. Bonds	6.63	6/15/35	1,000,000		1,011,500
Petroleos Mexicanos, Gtd. Bonds	5.50	6/27/44	1,000,000		876,000
Petroleos Mexicanos, Gtd. Notes	6.00	3/5/20	500,000		543,250
Petroleos Mexicanos, Gtd. Notes	4.88	1/18/24	1,000,000		1,006,730
Petroleos Mexicanos, Gtd. Notes	5.63	1/23/46	750,000		651,375
Petroleos Mexicanos, Gtd. Notes	6.75	9/21/47	500,000	[c]	496,200
Philippine Government, Sr. Unscd. Bonds	6.50	1/20/20	400,000		462,621
Philippine Government, Sr. Unscd. Bonds	10.63	3/16/25	800,000		1,279,100
Philippine Government, Sr. Unscd. Bonds	9.50	2/2/30	800,000		1,340,271
Philippine Government, Sr. Unscd. Bonds	5.00	1/13/37	500,000		611,599
Polish Government, Sr. Unscd. Notes	6.38	7/15/19	950,000		1,072,444
Polish Government, Sr. Unscd. Notes	5.00	3/23/22	1,400,000		1,587,316
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/26	925,000		1,230,638
Province of Manitoba Canada, Unscd. Debs.	8.88	9/15/21	450,000		581,481
Province of Manitoba Canada, Unscd. Debs., Ser. CB	8.80	1/15/20	10,000		12,019
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,468,629
Province of Quebec Canada, Bonds, Ser. NJ	7.50	7/15/23	200,000		261,747

31

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 4.3% (continued)
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/29	550,000		814,622
Republic of Korea, Sr. Unscd. Notes	7.13	4/16/19	1,000,000		1,140,000
South African Government, Sr. Unscd. Notes	4.67	1/17/24	1,000,000		1,050,628
South African Government, Sr. Unscd. Notes	4.88	4/14/26	500,000		520,182
Swedish Export Credit, Sr. Unscd. Notes	1.88	6/17/19	400,000		405,533
Uruguayan Government, Sr. Unscd. Bonds	7.63	3/21/36	300,000		415,050
Uruguayan Government, Sr. Unscd. Notes	4.50	8/14/24	750,000	[b]	822,375
				104,846,665
Health Care - 2.8%
Abbott Laboratories, Sr. Unscd. Notes	4.13	5/27/20	500,000		537,567
Abbott Laboratories, Sr. Unscd. Notes	2.55	3/15/22	500,000		509,694
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	1,140,000		1,144,330
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	1,500,000		1,518,757
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	170,000		173,390
AbbVie, Sr. Unscd. Notes	3.20	5/14/26	450,000		443,660
AbbVie, Sr. Unscd. Notes	4.30	5/14/36	235,000		236,343
AbbVie, Sr. Unscd. Notes	4.40	11/6/42	1,000,000		984,073
AbbVie, Sr. Unscd. Notes	4.45	5/14/46	160,000		159,788
Actavis Funding, Gtd. Notes	3.00	3/12/20	795,000		820,676
Actavis Funding, Gtd. Notes	3.45	3/15/22	750,000		780,709
Actavis Funding, Gtd. Notes	4.75	3/15/45	750,000		790,576
Aetna, Sr. Unscd. Notes	3.95	9/1/20	500,000		534,659
Aetna, Sr. Unscd. Notes	2.40	6/15/21	455,000		459,683
Aetna, Sr. Unscd. Notes	3.20	6/15/26	435,000		438,369
Aetna, Sr. Unscd. Notes	6.63	6/15/36	300,000		394,229
Aetna, Sr. Unscd. Notes	4.75	3/15/44	500,000		545,710
Amgen, Sr. Unscd. Notes	4.10	6/15/21	2,000,000		2,161,092
Amgen, Sr. Unscd. Notes	2.60	8/19/26	2,000,000		1,931,668
Amgen, Sr. Unscd. Notes	4.40	5/1/45	410,000		418,997

32

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 2.8% (continued)
Amgen, Sr. Unscd. Notes	4.66	6/15/51	671,000	[c]	689,934
Anthem, Sr. Unscd. Notes	2.30	7/15/18	750,000		756,406
Anthem, Sr. Unscd. Notes	3.13	5/15/22	1,700,000		1,757,963
AstraZeneca, Sr. Unscd. Notes	2.38	11/16/20	350,000		356,536
AstraZeneca, Sr. Unscd. Notes	3.38	11/16/25	285,000		298,087
AstraZeneca, Sr. Unscd. Notes	6.45	9/15/37	520,000		709,183
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/45	205,000		218,166
Baxalta, Gtd. Notes	4.00	6/23/25	400,000		419,580
Baxalta, Gtd. Notes	5.25	6/23/45	350,000		394,280
Baxalta, Sr. Unscd. Notes	2.88	6/23/20	240,000		245,161
Becton Dickinson, Sr. Unscd. Notes	3.13	11/8/21	1,000,000		1,048,581
Becton Dickinson, Sr. Unscd. Notes	3.88	5/15/24	650,000	[b]	697,981
Biogen, Sr. Unscd. Notes	4.05	9/15/25	500,000		533,990
Biogen, Sr. Unscd. Notes	5.20	9/15/45	240,000		271,961
Boston Scientific, Sr. Unscd. Notes	6.00	1/15/20	950,000		1,064,130
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/22	750,000		754,279
Cardinal Health, Sr. Unscd. Notes	1.70	3/15/18	600,000		602,070
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/23	500,000		520,944
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/43	300,000		319,190
Celgene, Sr. Unscd. Notes	2.25	5/15/19	500,000		505,948
Celgene, Sr. Unscd. Notes	4.00	8/15/23	750,000		800,089
Celgene, Sr. Unscd. Notes	3.88	8/15/25	190,000		200,004
Celgene, Sr. Unscd. Notes	5.00	8/15/45	450,000		485,177
Cigna, Sr. Unscd. Notes	4.50	3/15/21	1,150,000		1,253,827
Danaher, Sr. Unscd. Notes	4.38	9/15/45	500,000		565,680
Dignity Health, Scd. Bonds	2.64	11/1/19	1,000,000		1,019,035
Eli Lilly & Co., Sr. Unscd. Notes	5.55	3/15/37	750,000		951,825
Express Scripts Holdings, Gtd. Notes	3.40	3/1/27	500,000		492,162

33

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 2.8% (continued)
Express Scripts Holdings, Gtd. Notes	4.80	7/15/46	500,000		503,378
Gilead Sciences, Sr. Unscd. Notes	1.85	9/4/18	1,000,000		1,008,667
Gilead Sciences, Sr. Unscd. Notes	4.50	4/1/21	1,000,000		1,098,949
Gilead Sciences, Sr. Unscd. Notes	2.95	3/1/27	200,000		198,104
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/35	190,000		204,524
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/44	500,000		543,767
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	500,000		541,799
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/47	220,000		218,743
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	740,000		787,371
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/23	628,000		648,694
GlaxoSmithKline Capital, Gtd. Notes	4.20	3/18/43	500,000		554,203
Humana, Sr. Unscd. Notes	3.85	10/1/24	1,000,000		1,059,514
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/33	170,000		210,350
Johnson & Johnson, Sr. Unscd. Notes	1.65	3/1/21	525,000		528,728
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/26	380,000		384,034
Johnson & Johnson, Sr. Unscd. Notes	5.95	8/15/37	470,000		666,064
Johnson & Johnson, Sr. Unscd. Notes	3.70	3/1/46	350,000		373,892
Laboratory Corp of America Holdings, Sr. Unscd. Notes	4.00	11/1/23	750,000		801,518
McKesson, Sr. Unscd. Notes	4.75	3/1/21	500,000		551,199
Medtronic, Gtd. Notes	3.50	3/15/25	1,050,000		1,115,779
Medtronic, Gtd. Notes	4.63	3/15/44	1,000,000		1,140,632
Medtronic, Gtd. Notes	4.63	3/15/45	500,000		567,991
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes	4.13	7/1/52	300,000		316,456
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes	4.20	7/1/55	500,000		533,991
Merck & Co., Gtd. Notes	6.50	12/1/33	680,000	[a]	924,517
Merck & Co., Sr. Unscd. Notes	1.30	5/18/18	914,000		916,108
Merck & Co., Sr. Unscd. Notes	2.75	2/10/25	500,000		510,439
Merck & Co., Sr. Unscd. Notes	3.70	2/10/45	350,000		360,452

34

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 2.8% (continued)
Merck Sharp & Dohme, Gtd. Debs.	6.40	3/1/28	150,000		195,776
Mylan, Gtd. Notes	3.15	6/15/21	430,000	[c]	437,735
Mylan, Gtd. Notes	3.95	6/15/26	270,000	[c]	269,953
Mylan, Gtd. Notes	5.40	11/29/43	300,000		322,911
Northwell Healthcare, Scd. Notes	3.98	11/1/46	500,000		491,102
Novartis Capital, Gtd. Notes	4.40	5/6/44	940,000		1,070,242
Perrigo, Sr. Unscd. Notes	2.30	11/8/18	500,000		502,710
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/26	500,000		525,847
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	1,000,000		1,107,770
Pfizer, Sr. Unscd. Notes	2.10	5/15/19	1,000,000		1,017,552
Pfizer, Sr. Unscd. Notes	1.95	6/3/21	355,000		356,895
Pfizer, Sr. Unscd. Notes	2.75	6/3/26	470,000	[b]	480,511
Pfizer, Sr. Unscd. Notes	4.30	6/15/43	500,000		554,364
Quest Diagnostics, Sr. Unscd. Notes	4.25	4/1/24	300,000		325,375
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/25	500,000		517,185
Sanofi, Sr. Unscd. Notes	4.00	3/29/21	900,000		983,669
St. Jude Medical, Sr. Unscd. Notes	3.25	4/15/23	500,000		513,903
Stryker, Sr. Unscd. Bonds	4.38	5/15/44	500,000		522,207
Stryker, Sr. Unscd. Notes	3.50	3/15/26	500,000		521,842
Teva Pharmaceutical Finance, Gtd. Notes	6.15	2/1/36	5,000	[b]	6,179
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	500,000		503,230
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	2.80	7/21/23	1,000,000		985,486
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	1,000,000		975,214
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/44	500,000	[b]	593,216
Trinity Health, Scd. Bonds	4.13	12/1/45	500,000		524,157
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/21	350,000		364,670
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/25	330,000		356,776

35

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 2.8% (continued)
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/38	810,000		1,146,293
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	280,000		324,285
Wyeth, Gtd. Notes	6.50	2/1/34	200,000		264,924
Zimmer Biomet Holdings, Sr. Unscd. Notes	2.00	4/1/18	500,000		502,633
Zimmer Biomet Holdings, Sr. Unscd. Notes	3.55	4/1/25	500,000		509,795
Zimmer Biomet Holdings, Sr. Unscd. Notes	4.25	8/15/35	500,000		499,389
Zoetis, Sr. Unscd. Notes	1.88	2/1/18	500,000		501,125
				68,960,923
Industrials - 1.5%
3M, Sr. Unscd. Notes	2.25	9/19/26	500,000		489,794
3M, Sr. Unscd. Notes	5.70	3/15/37	750,000		999,637
American Airlines 16-1 AA PTT, Scd. Notes	3.58	7/15/29	543,665		570,875
Boeing, Sr. Unscd. Notes	6.00	3/15/19	1,500,000		1,660,942
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/25	100,000		133,164
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.95	8/15/30	100,000		147,394
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/37	650,000		867,960
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/44	750,000		832,065
Canadian National Railway, Sr. Unscd. Notes	6.71	7/15/36	650,000		917,807
Canadian Pacific Railway, Sr. Unscd. Notes	4.50	1/15/22	1,000,000		1,093,457
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	5/15/45	220,000		267,246
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/36	237,000		305,882
Caterpillar, Sr. Unscd. Notes	2.60	6/26/22	1,550,000		1,585,929
Caterpillar, Sr. Unscd. Notes	4.30	5/15/44	500,000	[b]	543,920
CSX, Sr. Unscd. Notes	3.70	11/1/23	500,000		538,474
CSX, Sr. Unscd. Notes	4.75	5/30/42	250,000		276,352
CSX, Sr. Unscd. Notes	4.50	8/1/54	500,000		527,256
CSX, Sr. Unscd. Notes	4.25	11/1/66	300,000		292,867
Eaton, Gtd. Notes	1.50	11/2/17	500,000		501,287
Eaton, Gtd. Notes	4.15	11/2/42	400,000		413,321

36

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 1.5% (continued)
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/23	260,000		267,028
FedEx, Gtd. Notes	2.30	2/1/20	500,000		508,851
FedEx, Gtd. Notes	4.00	1/15/24	250,000		273,593
FedEx, Gtd. Notes	4.75	11/15/45	750,000		819,717
Fortive, Gtd. Notes	2.35	6/15/21	250,000	[c]	250,943
General Electric, Sr. Unscd. Notes	5.25	12/6/17	1,000,000		1,045,181
General Electric, Sr. Unscd. Notes	4.50	3/11/44	1,000,000		1,128,006
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/42	500,000		532,068
Ingersoll-Rand Global Holding, Gtd. Notes	2.88	1/15/19	225,000		230,566
Kansas City Southern, Gtd. Notes	4.95	8/15/45	300,000		331,234
Keysight Technologies, Gtd. Notes	3.30	10/30/19	500,000		515,180
Koninklijke Philips Electronics, Sr. Unscd. Notes	5.75	3/11/18	500,000		529,389
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/35	500,000		502,523
Lockheed Martin, Sr. Unscd. Notes	2.50	11/23/20	420,000		431,333
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/26	235,000		249,369
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/42	1,000,000		1,037,930
Lockheed Martin, Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000		600,097
Norfolk Southern, Sr. Unscd. Bonds, Ser. WI	4.84	10/1/41	700,000		794,501
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/24	300,000		325,059
Norfolk Southern, Sr. Unscd. Notes	5.59	5/17/25	2,000		2,375
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/31	500,000		734,825
Novant Health, Unscd. Bonds	4.37	11/1/43	230,000		245,695
Raytheon, Sr. Unscd. Debs.	7.20	8/15/27	150,000		207,438
Republic Services, Gtd. Notes	3.80	5/15/18	500,000		518,078
Rockwell Automation, Sr. Unscd. Notes	2.05	3/1/20	500,000		506,286
Ryder System, Sr. Unscd. Notes	2.35	2/26/19	500,000		506,493
S&P Global, Gtd. Notes	4.40	2/15/26	230,000		255,619
Textron, Sr. Unscd. Notes	4.00	3/15/26	500,000		521,148

37

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 1.5% (continued)
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	500,000		556,549
Tyco International Finance, Gtd. Notes	5.13	9/14/45	100,000		115,253
Union Pacific, Sr. Unscd. Notes	2.75	4/15/23	400,000		410,722
Union Pacific, Sr. Unscd. Notes	4.75	12/15/43	140,000		160,460
Union Pacific, Sr. Unscd. Notes	4.82	2/1/44	325,000		381,545
United Airlines 2013-1 PTT, Pass Thru Certs., Ser.A	4.30	2/15/27	902,156		979,967
United Airlines 2014-2 PTT, Pass Thru Certs., Ser.A	3.75	3/3/28	282,697		297,362
United Parcel Service, Sr. Unscd. Notes	3.13	1/15/21	1,600,000		1,703,949
United Parcel Service of America, Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	14,538
United Technologies, Sr. Unscd. Notes	8.75	3/1/21	50,000		63,694
United Technologies, Sr. Unscd. Notes	3.10	6/1/22	1,600,000		1,687,506
United Technologies, Sr. Unscd. Notes	6.70	8/1/28	50,000		67,815
United Technologies, Sr. Unscd. Notes	5.70	4/15/40	650,000		830,229
United Technologies, Sr. Unscd. Notes	4.50	6/1/42	380,000		417,654
Waste Management, Gtd. Notes	3.50	5/15/24	500,000		531,025
Xylem, Sr. Unscd. Notes	4.38	11/1/46	500,000		502,345
				35,556,767
Information Technology - 1.7%
Alphabet, Sr. Unscd. Notes	3.63	5/19/21	300,000		327,706
Alphabet, Sr. Unscd. Notes	2.00	8/15/26	750,000		723,390
Apple, Sr. Unscd. Notes	1.00	5/3/18	500,000		499,451
Apple, Sr. Unscd. Notes	2.00	5/6/20	510,000		518,245
Apple, Sr. Unscd. Notes	2.25	2/23/21	550,000		560,493
Apple, Sr. Unscd. Notes	2.85	5/6/21	800,000		835,898
Apple, Sr. Unscd. Notes	2.40	5/3/23	500,000		502,644
Apple, Sr. Unscd. Notes	3.45	5/6/24	500,000		534,590
Apple, Sr. Unscd. Notes	3.20	5/13/25	925,000		968,284
Apple, Sr. Unscd. Notes	4.45	5/6/44	500,000		538,246
Apple, Sr. Unscd. Notes	4.38	5/13/45	540,000		575,747

38

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 1.7% (continued)
Apple, Sr. Unscd. Notes	4.65	2/23/46	330,000		366,059
Applied Materials, Sr. Unscd. Notes	3.90	10/1/25	1,000,000		1,096,667
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	500,000		506,128
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/23	500,000		529,078
Autodesk, Sr. Unscd. Notes	4.38	6/15/25	500,000		522,213
Baidu, Sr. Unscd. Notes	2.75	6/9/19	750,000		767,752
Diamond 1 Finance, Sr. Scd. Notes	3.48	6/1/19	420,000	[c]	431,228
Diamond 1 Finance, Sr. Scd. Notes	4.42	6/15/21	1,135,000	[c]	1,187,941
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	900,000	[c]	982,431
Diamond 1 Finance, Sr. Scd. Notes	8.35	7/15/46	260,000	[c]	316,258
eBay, Sr. Unscd. Notes	4.00	7/15/42	700,000		618,848
Fidelity National Inform, Sr. Unscd. Bonds	3.00	8/15/26	500,000		489,019
Harris, Sr. Unscd. Notes	5.05	4/27/45	700,000		773,751
Hewlett Packard Enterprise, Gtd. Notes	3.10	10/5/18	650,000	[a,c]	664,886
Hewlett Packard Enterprise, Gtd. Notes	3.85	10/15/20	640,000	[a,c]	678,749
Hewlett Packard Enterprise, Gtd. Notes	5.15	10/15/25	500,000	[a,c]	533,890
Hewlett Packard Enterprise, Sr. Unscd. Notes	6.60	10/15/45	210,000	[a,c]	218,086
Hewlett-Packard, Sr. Unscd. Notes	6.00	9/15/41	400,000		408,764
HP, Sr. Unscd. Notes	4.38	9/15/21	500,000		538,886
Intel, Sr. Unscd. Notes	3.30	10/1/21	2,100,000		2,237,008
Intel, Sr. Unscd. Notes	3.10	7/29/22	300,000		317,031
Intel, Sr. Unscd. Notes	4.10	5/19/46	500,000		516,276
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	425,000		565,944
International Business Machines, Sr. Unscd. Notes	8.38	11/1/19	300,000		360,759
International Business Machines, Sr. Unscd. Notes	2.25	2/19/21	785,000		802,060
International Business Machines, Sr. Unscd. Notes	3.45	2/19/26	230,000		245,163
International Business Machines, Sr. Unscd. Notes	5.60	11/30/39	605,000		759,827
Lender Processing Services, Gtd. Notes	5.75	4/15/23	328,000		346,040

39

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 1.7% (continued)
Microsoft, Sr. Unscd. Bonds	2.40	8/8/26	1,265,000		1,244,145
Microsoft, Sr. Unscd. Notes	4.20	6/1/19	1,000,000		1,075,323
Microsoft, Sr. Unscd. Notes	2.00	11/3/20	1,050,000		1,065,718
Microsoft, Sr. Unscd. Notes	1.55	8/8/21	1,075,000		1,064,962
Microsoft, Sr. Unscd. Notes	5.20	6/1/39	688,000		846,684
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	1,000,000		1,000,347
Microsoft, Sr. Unscd. Notes	4.45	11/3/45	411,000		453,510
Microsoft, Sr. Unscd. Notes	4.75	11/3/55	135,000		151,768
Microsoft, Sr. Unscd. Notes	3.95	8/8/56	1,000,000		979,148
Moody's, Sr. Unscd. Notes	2.75	7/15/19	500,000		512,451
Nvidia, Sr. Unscd. Notes	2.20	9/16/21	500,000		500,043
Oracle, Sr. Unscd. Notes	5.75	4/15/18	150,000		159,826
Oracle, Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,312,158
Oracle, Sr. Unscd. Notes	3.40	7/8/24	1,250,000		1,320,647
Oracle, Sr. Unscd. Notes	3.90	5/15/35	480,000		490,275
Oracle, Sr. Unscd. Notes	3.85	7/15/36	1,000,000		1,012,118
Oracle, Sr. Unscd. Notes	6.50	4/15/38	500,000		673,844
Oracle, Sr. Unscd. Notes	4.38	5/15/55	680,000		704,422
Qualcomm, Sr. Unscd. Notes	2.25	5/20/20	500,000		508,525
Qualcomm, Sr. Unscd. Notes	3.45	5/20/25	360,000		377,894
Qualcomm, Sr. Unscd. Notes	4.65	5/20/35	140,000		152,570
Qualcomm, Sr. Unscd. Notes	4.80	5/20/45	210,000		231,837
Seagate HDD, Gtd. Bonds	4.75	6/1/23	800,000	[b]	796,500
Texas Instruments, Sr. Unscd. Notes	2.75	3/12/21	400,000		417,256
Xilinx, Sr. Unscd. Notes	3.00	3/15/21	500,000		516,200
				41,933,607
Materials - 1.0%
Agrium, Sr. Unscd. Debs.	5.25	1/15/45	500,000		554,997
Airgas, Sr. Unscd. Notes	2.38	2/15/20	500,000		508,366

40

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Materials - 1.0% (continued)
Avery Dennison, Sr. Unscd. Notes	3.35	4/15/23	1,000,000		1,008,163
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/39	800,000		924,001
BHP Billiton Finance USA, Gtd. Notes	6.50	4/1/19	1,700,000		1,895,296
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/42	500,000		508,945
Celanese US Holdings, Gtd. Notes	4.63	11/15/22	350,000		383,250
Cytec Industries, Sr. Unscd. Notes	3.95	5/1/25	100,000		98,859
Dow Chemical, Sr. Unscd. Notes	8.55	5/15/19	1,700,000		1,981,974
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	775,000		836,126
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	6.00	7/15/18	560,000		602,693
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	2.80	2/15/23	500,000		507,086
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	4.15	2/15/43	300,000		298,499
Eastman Chemical, Sr. Unscd. Notes	3.80	3/15/25	500,000		521,184
Goldcorp, Sr. Unscd. Notes	3.63	6/9/21	500,000		522,438
International Paper, Sr. Unscd. Notes	4.80	6/15/44	600,000		615,767
International Paper, Sr. Unscd. Notes	4.40	8/15/47	500,000		489,375
LYB International Finance, Gtd. Notes	4.00	7/15/23	1,200,000		1,286,972
Methanex, Sr. Unscd. Notes	3.25	12/15/19	465,000		460,587
Methanex, Sr. Unscd. Notes	4.25	12/1/24	500,000		484,314
Monsanto, Sr. Unscd. Notes	2.13	7/15/19	1,000,000		1,010,043
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	300,000	[b]	308,329
Newmont Mining, Gtd. Notes	3.50	3/15/22	500,000		528,925
Newmont Mining, Gtd. Notes	6.25	10/1/39	126,000		148,876
Owens Corning, Gtd. Notes	7.00	12/1/36	235,000	[a]	292,774
Potash Corp of Saskatchewan, Sr. Unscd. Bonds	3.63	3/15/24	500,000		516,519
Praxair, Sr. Unscd. Notes	2.45	2/15/22	1,000,000		1,023,447
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/31	350,000		431,873
Rio Tinto Finance USA, Gtd. Notes	5.20	11/2/40	1,000,000	[b]	1,150,221
Southern Copper, Sr. Unscd. Notes	5.25	11/8/42	1,000,000		951,982

41

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Materials - 1.0% (continued)
Vale Canada, Sr. Unscd. Bonds	7.20	9/15/32	100,000		101,500
Vale Overseas, Gtd. Notes	4.38	1/11/22	700,000	[b]	703,500
Vale Overseas, Gtd. Notes	6.88	11/21/36	900,000		912,105
Valspar, Sr. Unscd. Notes	3.95	1/15/26	500,000		523,444
				23,092,430
Municipal Bonds - .8%
American Municipal Power Inc., Combined Hydroelectic Projects Revenue (Build America Bonds)	8.08	2/15/50	100,000		161,306
Bay Area Toll Authority, San Francisco Bay Area Subordinate Toll Bridge Revenue (Build America Bonds)	6.79	4/1/30	695,000		890,232
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue (Build America Bonds)	6.26	4/1/49	650,000		944,866
California, GO (Various Purpose)	7.50	4/1/34	1,000,000		1,475,310
California, GO (Various Purpose)	7.55	4/1/39	1,100,000		1,705,176
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	500,000		507,835
Illinois, GO (Pension Funding Series)	5.10	6/1/33	2,130,000		2,038,112
Los Angeles Unified School District, GO (Build America Bonds)	5.75	7/1/34	1,100,000		1,433,586
Metropolitan Transportation Authority, Dedicated Tax Funds Bonds	7.34	11/15/39	650,000		1,001,136
Municipal Electric Authority of Georgia, GO (Plant Vogtle Units 3 and 4 Project J Bonds) (Build America Bonds)	6.64	4/1/57	700,000		917,882
New Jersey Economic Development Authority, State Pension Funding Bonds (Insured; National Public Finance Guarantee Corp.)	7.43	2/15/29	500,000		621,945
New Jersey Turnpike Authority, Turnpike Revenue (Build America Bonds)	7.41	1/1/40	780,000		1,181,528
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	5.95	6/15/42	545,000		756,634
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Build America Bonds)	5.29	3/15/33	1,000,000		1,226,190
Ohio State University, General Receipts Bonds (Multiyear Debt Issuance Program)	3.80	12/1/46	500,000		526,695

42

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Municipal Bonds - .8% (continued)
Ohio State University, General Receipts Bonds (Multiyear Debt Issuance Program)	4.05	12/1/56	500,000	534,110
Port Authority of New York and New Jersey, (Consolidated Bonds, 165th Series)	5.65	11/1/40	680,000	874,296
Port Authority of New York and New Jersey, (Consolidated Bonds, 192nd Series)	4.81	10/15/65	500,000	578,360
Public Utilities Commission of the City and County of San Francisco, San Francisco Water Revenue (Build America Bonds)	6.00	11/1/40	550,000	713,003
San Diego County Water Authority Financing Agency, Water Revenue (Build America Bonds)	6.14	5/1/49	620,000	854,602
University of California Regents, General Revenue	1.80	7/1/19	480,000	484,954
University of California Regents, General Revenue	4.77	5/15/44	500,000	543,175
				19,970,933
Real Estate - .7%
Alexandria Real Estate Equities, Gtd. Notes	2.75	1/15/20	500,000	506,187
American Tower, Sr. Unscd. Notes	4.50	1/15/18	500,000	516,984
American Tower, Sr. Unscd. Notes	3.40	2/15/19	580,000	601,437
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/23	750,000	817,921
Boston Properties, Sr. Unscd. Bonds	5.63	11/15/20	1,000,000	1,129,576
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/25	500,000	507,406
CBL & Associates, Gtd. Notes	5.25	12/1/23	200,000	202,830
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/26	280,000	287,476
Daimler Finance North America, Gtd. Notes	8.50	1/18/31	200,000	320,593
DDR, Sr. Unscd. Notes	3.38	5/15/23	1,000,000	1,001,211
ERP Operating, Sr. Unscd. Notes	2.38	7/1/19	1,000,000	1,020,163
Federal Realty Investment, Sr. Unscd. Notes	4.50	12/1/44	400,000	435,498
HCP, Sr. Unscd. Notes	4.25	11/15/23	400,000	421,592
HCP, Sr. Unscd. Notes	4.20	3/1/24	750,000	787,264
HCP, Sr. Unscd. Notes	6.75	2/1/41	300,000	368,508
Health Care REIT, Sr. Unscd. Notes	4.95	1/15/21	600,000	661,241
Host Hotels & Resorts, Sr. Unscd. Notes	6.00	10/1/21	500,000	572,124

43

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Real Estate - .7% (continued)
Kimco Realty, Sr. Unscd. Notes	3.20	5/1/21	250,000		259,926
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/23	250,000		254,771
Lexington Realty Trust, Gtd. Notes	4.40	6/15/24	500,000		507,737
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/23	400,000		431,256
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	500,000		525,751
Omega Healthcare Investors, Gtd. Notes	4.50	1/15/25	300,000		305,528
Realty Income, Sr. Unscd. Notes	2.00	1/31/18	200,000		201,194
Realty Income, Sr. Unscd. Notes	3.88	7/15/24	500,000		529,558
Simon Property Group, Sr. Unscd. Notes	2.20	2/1/19	500,000		508,237
Simon Property Group, Sr. Unscd. Notes	2.50	7/15/21	750,000		767,047
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/40	500,000		710,695
Tanger Properties, Sr. Unscd. Notes	3.75	12/1/24	500,000		518,070
Ventas Realty, Gtd. Notes	2.70	4/1/20	1,000,000		1,021,086
Weingarten Realty Investors, Sr. Unscd. Notes	3.38	10/15/22	250,000		255,688
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/32	500,000		663,625
				17,618,180
Telecommunications - 1.5%
America Movil SAB de CV, Gtd. Notes	6.38	3/1/35	100,000		122,488
America Movil SAB de CV, Gtd. Notes	6.13	3/30/40	1,200,000		1,452,869
AT&T, Gtd. Notes	8.25	11/15/31	249,000	[a]	360,620
AT&T, Sr. Unscd. Bonds	5.50	2/1/18	950,000		994,866
AT&T, Sr. Unscd. Bonds	2.80	2/17/21	490,000		497,264
AT&T, Sr. Unscd. Bonds	5.65	2/15/47	310,000		346,974
AT&T, Sr. Unscd. Notes	2.30	3/11/19	1,000,000		1,010,640
AT&T, Sr. Unscd. Notes	2.45	6/30/20	500,000		503,431
AT&T, Sr. Unscd. Notes	3.00	2/15/22	495,000		502,699
AT&T, Sr. Unscd. Notes	3.00	6/30/22	500,000		507,718
AT&T, Sr. Unscd. Notes	3.40	5/15/25	1,000,000		996,963
AT&T, Sr. Unscd. Notes	4.13	2/17/26	1,000,000		1,051,629

44

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 1.5% (continued)
AT&T, Sr. Unscd. Notes	4.50	5/15/35	1,000,000		996,574
AT&T, Sr. Unscd. Notes	6.00	8/15/40	800,000		916,584
AT&T, Sr. Unscd. Notes	5.35	9/1/40	75,000		79,189
AT&T, Sr. Unscd. Notes	4.75	5/15/46	1,000,000		983,388
AT&T, Sr. Unscd. Notes	4.50	3/9/48	341,000	[c]	322,816
AT&T, Sr. Unscd. Notes	4.55	3/9/49	777,000	[c]	731,678
British Telecommunications, Sr. Unscd. Notes	5.95	1/15/18	580,000		611,145
British Telecommunications, Sr. Unscd. Notes	9.38	12/15/30	175,000	[a]	280,220
Cisco Systems, Sr. Unscd. Notes	1.40	2/28/18	1,000,000		1,003,963
Cisco Systems, Sr. Unscd. Notes	4.45	1/15/20	1,000,000		1,088,619
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/26	500,000		519,259
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/40	900,000		1,144,988
Corning, Sr. Unscd. Notes	3.70	11/15/23	400,000		422,942
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,377,125
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/25	200,000		207,762
Koninklijke KPN, Sr. Unscd. Bonds	8.38	10/1/30	250,000		339,804
Motorola Solutions, Sr. Unscd. Notes	3.50	9/1/21	1,000,000		1,032,782
Orange, Sr. Unscd. Notes	9.00	3/1/31	945,000	[a]	1,487,838
Qwest, Sr. Unscd. Debs.	6.88	9/15/33	275,000		273,014
Rogers Communications, Gtd. Notes	7.50	8/15/38	125,000		174,369
Telefonica Emisiones, Gtd. Notes	3.19	4/27/18	1,000,000		1,021,753
Telefonica Emisiones, Gtd. Notes	7.05	6/20/36	500,000		634,800
Verizon Communications, Sr. Unscd. Notes	2.63	2/21/20	1,395,000		1,423,995
Verizon Communications, Sr. Unscd. Notes	3.45	3/15/21	750,000		789,397
Verizon Communications, Sr. Unscd. Notes	1.75	8/15/21	1,000,000		980,441
Verizon Communications, Sr. Unscd. Notes	3.50	11/1/21	900,000		953,021
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	1,650,000		1,887,211
Verizon Communications, Sr. Unscd. Notes	5.85	9/15/35	163,000		194,527

45

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 1.5% (continued)
Verizon Communications, Sr. Unscd. Notes	3.85	11/1/42	500,000		459,875
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/46	4,000,000		4,236,356
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/54	90,000		93,448
Verizon Communications, Sr. Unscd. Notes	4.67	3/15/55	500,000		489,487
Vodafone Group, Sr. Unscd. Bonds	6.15	2/27/37	250,000		298,633
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/30	125,000		172,116
Vodefone Group, Sr. Unscd. Notes	1.50	2/19/18	500,000		499,465
				36,476,745
U.S. Government Agencies - 2.2%
Federal Farm Credit Bank, Unscd. Notes	0.75	4/18/18	2,000,000		1,997,946
Federal Home Loan Bank, Bonds	5.00	11/17/17	2,600,000		2,715,965
Federal Home Loan Bank, Bonds	0.88	3/19/18	1,500,000		1,500,132
Federal Home Loan Bank, Bonds	1.13	4/25/18	1,000,000		1,004,031
Federal Home Loan Bank, Bonds	1.75	12/14/18	1,000,000		1,016,449
Federal Home Loan Bank, Bonds	1.13	6/21/19	3,000,000		3,005,550
Federal Home Loan Bank, Bonds	4.13	3/13/20	1,000,000		1,097,888
Federal Home Loan Bank, Bonds	5.63	6/11/21	1,200,000		1,425,115
Federal Home Loan Bank, Bonds	5.50	7/15/36	480,000		676,202
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates Ser. K039, Cl. A2	3.30	7/25/24	1,000,000	[e]	1,084,154
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates Ser. K047, Cl. A	3.33	5/25/25	1,500,000	[e]	1,630,378
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates Ser. K056, Cl. A2	2.53	5/25/26	1,300,000	[e]	1,325,089
Federal Home Loan Mortgage Corp., Notes	5.13	11/17/17	650,000	[e]	679,608
Federal Home Loan Mortgage Corp., Notes	0.88	3/7/18	1,000,000	[e]	1,000,724
Federal Home Loan Mortgage Corp., Notes	4.88	6/13/18	1,250,000	[e]	1,330,006
Federal Home Loan Mortgage Corp., Notes	3.75	3/27/19	1,600,000	[e]	1,704,872
Federal Home Loan Mortgage Corp., Notes	1.25	10/2/19	2,500,000	[e]	2,511,892
Federal Home Loan Mortgage Corp., Notes	2.38	1/13/22	2,600,000	[e]	2,718,713

46

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies - 2.2% (continued)
Federal Home Loan Mortgage Corp., Notes	6.75	9/15/29	400,000	[e]	591,265
Federal Home Loan Mortgage Corp., Notes	6.25	7/15/32	1,000,000	[e]	1,481,588
Federal Home Loan Mortgage Corp., Unscd. Notes	0.95	1/30/19	225,000	[e]	224,553
Federal National Mortgage Association, Bonds	7.00	2/1/32	825	[e]	832
Federal National Mortgage Association, Notes	0.88	12/27/17	700,000	[e]	699,316
Federal National Mortgage Association, Notes	1.00	12/28/17	750,000	[e]	750,046
Federal National Mortgage Association, Notes	0.88	2/8/18	1,500,000	[e]	1,501,816
Federal National Mortgage Association, Notes	1.88	9/18/18	2,000,000	[e]	2,036,170
Federal National Mortgage Association, Notes	1.88	2/19/19	500,000	[e]	510,003
Federal National Mortgage Association, Notes	1.25	2/26/19	2,000,000	[e]	2,000,180
Federal National Mortgage Association, Notes	1.13	7/26/19	900,000	[e]	896,185
Federal National Mortgage Association, Notes	0.88	8/2/19	1,500,000	[e]	1,492,029
Federal National Mortgage Association, Notes	1.75	11/26/19	1,500,000	[e]	1,530,321
Federal National Mortgage Association, Notes	2.63	9/6/24	1,100,000	[e]	1,161,680
Federal National Mortgage Association, Notes	6.25	5/15/29	1,340,000	[e]	1,898,598
Federal National Mortgage Association, Notes	6.63	11/15/30	1,000,000	[e]	1,492,591
Federal National Mortgage Association, Notes	5.50	4/1/34	35,127	[e]	39,590
Federal National Mortgage Association, Notes	7.00	7/1/37	28,573	[e]	31,972
Federal National Mortgage Association, Notes. Ser.1	1.00	4/30/18	1,000,000	[e]	1,000,192
Federal National Mortgage Association, Sub. Debs.	0.00	10/9/19	2,000,000	[d,e]	1,915,802
Financing (FICO), Scd. Bonds	8.60	9/26/19	40,000		48,552
Financing (FICO), Scd. Bonds, Ser. E	9.65	11/2/18	610,000		715,697
Tennessee Valley Authority, Sr. Unscd. Bonds	5.88	4/1/36	650,000		921,678
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/38	165,000		242,385
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/39	1,200,000		1,609,904
				53,217,659
U.S. Government Agencies/Mortgage-Backed - 29.2%
Federal Home Loan Mortgage Corp.:
2.50%			2,325,000	e,f	2,376,521
3.00%			12,500,000	e,f	12,870,655

47

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 29.2% (continued)
3.50%			18,250,000	e,f	19,158,170
4.00%			2,500,000	e,f	2,674,609
4.50%			1,125,000	e,f	1,229,546
1.00%, 12/15/17			3,500,000	b,e	3,510,871
2.00%, 8/1/28-8/1/29			1,413,407	[e]	1,424,904
2.08%, 12/25/19			397,339	[e]	401,146
2.15%, 8/1/43			484,140	[a,e]	495,062
2.22%, 7/1/43			320,042	[a,e]	327,927
2.39%, 10/1/43			360,103	[a,e]	370,121
2.50%, 10/1/27-9/1/46			12,560,954	e	12,921,040
2.63%, 12/1/34			11,496	[a,e]	12,263
2.68%, 3/1/36			5,138	[a,e]	5,436
2.71%, 6/1/35			3,830	[a,e]	4,048
2.77%, 6/1/36			7,234	[a,e]	7,319
2.79%, 11/1/33			2,814	[a,e]	2,994
2.82%, 6/1/34			2,514	[a,e]	2,652
2.86%, 8/1/34			1,765	[a,e]	1,863
2.87%, 12/25/21			850,000	[e]	894,419
2.88%, 4/1/33			4,337	[a,e]	4,509
3.00%, 9/1/21-6/1/46			40,171,793	[e]	41,646,297
3.02%, 2/25/23			472,941	[e]	494,005
3.06%, 7/25/23			1,000,000	[a,e]	1,068,448
3.06%, 12/25/24			648,000	[e]	691,315
3.31%, 5/25/23			1,250,000	[a,e]	1,353,981
3.50%, 1/1/21-6/1/46			32,363,575	[e]	34,070,579
3.87%, 4/25/21			1,800,000	[e]	1,960,377
4.00%, 5/1/18-12/1/45			26,685,605	[e]	28,571,452
4.18%, 12/25/20			1,284,000	[a,e]	1,413,614
4.50%, 4/1/18-9/1/44			11,515,363	[e]	12,564,366
5.00%, 11/1/18-2/1/41			8,100,444	[e]	8,918,719
5.50%, 1/1/17-1/1/40			3,524,940	[e]	3,986,779
6.00%, 12/1/16-7/1/39			2,084,232	[e]	2,395,443
6.50%, 1/1/17-3/1/39			1,170,787	[e]	1,386,023
7.00%, 10/1/17-7/1/37			130,445	[e]	149,618
7.50%, 2/1/23-11/1/33			27,146	[e]	30,322
8.00%, 2/1/17-10/1/31			25,476	[e]	28,834
8.50%, 10/1/18-6/1/30			649	[e]	768
Federal National Mortgage Association:
2.50%			8,775,000	[e,f]	9,019,333

48

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 29.2% (continued)
3.00%			15,300,000	e,f	15,752,499
3.50%			26,750,000	e,f	28,087,568
4.00%			10,825,000	e,f	11,592,947
2.00%, 7/1/28-5/1/30			2,186,080	e	2,201,153
2.17%, 5/1/43			383,062	a,e	393,015
2.34%, 2/1/37			2,499	a,e	2,631
2.42%, 1/1/46			67,791	a,e	69,808
2.43%, 12/1/35			6,630	a,e	6,931
2.50%, 7/1/27-4/1/46			13,204,041	e	13,557,500
2.51%, 11/25/22			1,500,000	a,e	1,534,051
2.53%, 9/25/24			1,300,000	e	1,329,505
2.56%, 12/1/36			9,145	a,e	9,380
2.59%, 4/25/23			1,129,186	a,e	1,155,143
2.60%, 1/1/35			4,512	a,e	4,753
2.68%, 11/1/43			143,229	a,e	147,805
2.71%, 11/1/35			91	a,e	96
2.77%, 9/1/33			2,706	a,e	2,878
2.78%, 11/1/32			10,522	a,e	11,161
2.81%, 5/1/33			5,500	a,e	5,547
2.82%, 11/1/36			16,335	a,e	17,190
2.85%, 3/1/37			42,977	a,e	45,154
2.95%, 5/1/42			239,380	a,e	248,441
2.97%, 10/1/34			11,524	a,e	12,023
3.00%, 10/1/26-9/1/46			65,055,086	e	67,420,953
3.05%, 12/1/41			334,244	a,e	351,710
3.09%, 6/1/35			254	a,e	257
3.10%, 9/1/33			11,741	a,e	12,528
3.22%, 8/25/24			986,021	a,e	1,042,992
3.46%, 1/25/24			783,887	a,e	835,152
3.50%, 1/20/25-3/1/46			53,041,084	e	55,864,954
3.66%, 11/25/20			870,436	e	922,951
4.00%, 2/1/24-3/1/46			42,490,539	e	45,549,741
4.50%, 4/1/18-11/1/44			22,342,753	e	24,433,938
5.00%, 11/1/17-11/1/44			11,577,031	e	12,786,483
5.50%, 1/1/17-2/1/42			7,224,007	e	8,152,403
6.00%, 2/1/18-11/1/38			3,654,913	e	4,198,803
6.50%, 2/1/17-9/1/38			896,079	e	1,035,568
7.00%, 8/1/23-3/1/38			189,304	e	220,689
7.50%, 4/1/26-6/1/31			46,471	e	51,825

49

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 29.2% (continued)
8.00%, 3/1/22-8/1/30			10,594	e	11,997
8.50%, 7/1/30			324	e	390
9.00%, 10/1/30			1,940	e	2,028
Government National Mortgage Association I:
2.50%, 2/15/28-3/15/43			1,528,603		1,570,347
3.00%, 9/15/42-8/15/45			4,015,742		4,188,422
3.50%, 2/15/26-8/15/45			4,242,845		4,513,258
4.00%, 2/15/41-9/15/45			5,347,202		5,822,916
4.50%, 1/15/19-2/15/41			5,915,069		6,521,960
5.00%, 1/15/17-4/15/40			5,802,579		6,482,249
5.50%, 9/15/20-11/15/38			1,701,412		1,935,157
6.00%, 2/15/17-4/15/39			2,168,867		2,505,821
6.50%, 2/15/24-8/15/38			298,535		357,474
7.00%, 10/15/27-8/15/32			65,924		74,850
7.50%, 12/15/23-11/15/30			63,768		70,213
8.00%, 8/15/24-3/15/32			13,580		16,571
8.25%, 6/15/27			1,180		1,308
8.50%, 10/15/26			8,316		9,360
9.00%, 2/15/22-2/15/23			6,779		6,866
Government National Mortgage Association II:
2.50%			100,000	[f]	100,988
3.00%			29,325,000	[f]	30,539,001
3.50%			44,450,000	[f]	47,071,227
4.00%			11,250,000	f	12,051,342
4.50%			1,150,000	f	1,241,147
2.50%, 3/20/28-11/20/43			2,266,300		2,321,092
3.00%, 11/20/27-5/20/46			16,601,643		17,345,666
3.50%, 9/20/28-3/20/46			20,351,353		21,610,157
4.00%, 9/20/43-4/20/46			15,200,774		16,296,662
4.50%, 7/20/41-6/20/46			9,413,508		10,213,579
5.00%, 3/20/37-10/20/45			5,162,283		5,614,982
5.50%, 10/20/31-10/20/44			2,677,138		3,005,363
6.50%, 2/20/28			572		660
8.50%, 7/20/25			300		332
				709,017,859
U.S. Government Securities - 35.9%
U.S. Treasury Bonds	8.88	2/15/19	720,000	[b]	851,329
U.S. Treasury Bonds	8.75	8/15/20	470,000		602,518
U.S. Treasury Bonds	8.13	5/15/21	420,000		546,664
U.S. Treasury Bonds	7.25	8/15/22	500,000	[b]	661,650
U.S. Treasury Bonds	6.00	2/15/26	970,000		1,320,412

50

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Securities - 35.9% (continued)
U.S. Treasury Bonds	6.50	11/15/26	2,000,000	[b]	2,858,868
U.S. Treasury Bonds	6.63	2/15/27	1,000,000	[b]	1,449,316
U.S. Treasury Bonds	6.13	11/15/27	1,000,000		1,421,523
U.S. Treasury Bonds	6.25	5/15/30	3,950,000		5,949,300
U.S. Treasury Bonds	5.38	2/15/31	1,970,000	[b]	2,800,247
U.S. Treasury Bonds	4.50	2/15/36	945,000		1,285,901
U.S. Treasury Bonds	4.75	2/15/37	3,720,000		5,218,825
U.S. Treasury Bonds	5.00	5/15/37	3,000,000		4,343,673
U.S. Treasury Bonds	4.38	2/15/38	2,580,000		3,473,124
U.S. Treasury Bonds	4.50	5/15/38	1,100,000	[b]	1,505,776
U.S. Treasury Bonds	4.25	5/15/39	440,000		580,705
U.S. Treasury Bonds	4.38	11/15/39	452,000		606,580
U.S. Treasury Bonds	4.63	2/15/40	2,066,000		2,867,583
U.S. Treasury Bonds	4.38	5/15/40	810,000		1,088,343
U.S. Treasury Bonds	3.88	8/15/40	3,620,000		4,534,191
U.S. Treasury Bonds	4.25	11/15/40	690,000		912,539
U.S. Treasury Bonds	4.75	2/15/41	2,017,000		2,859,688
U.S. Treasury Bonds	4.38	5/15/41	1,120,000	[b]	1,510,490
U.S. Treasury Bonds	3.13	11/15/41	1,390,000		1,547,841
U.S. Treasury Bonds	3.13	2/15/42	4,320,000	[b]	4,815,029
U.S. Treasury Bonds	3.00	5/15/42	2,870,000		3,128,243
U.S. Treasury Bonds	2.75	8/15/42	2,440,000		2,538,554
U.S. Treasury Bonds	2.75	11/15/42	2,182,000		2,267,491
U.S. Treasury Bonds	3.13	2/15/43	1,720,000		1,915,146
U.S. Treasury Bonds	2.88	5/15/43	9,057,000		9,629,076
U.S. Treasury Bonds	3.63	8/15/43	3,885,000		4,730,368
U.S. Treasury Bonds	3.75	11/15/43	4,995,000		6,216,432
U.S. Treasury Bonds	3.63	2/15/44	4,470,000		5,439,431
U.S. Treasury Bonds	3.38	5/15/44	4,490,000		5,232,516
U.S. Treasury Bonds	3.13	8/15/44	3,715,000		4,138,306
U.S. Treasury Bonds	3.00	11/15/44	3,950,000		4,296,395
U.S. Treasury Bonds	2.50	2/15/45	5,305,000		5,220,141
U.S. Treasury Bonds	3.00	5/15/45	4,480,000		4,870,777
U.S. Treasury Bonds	2.88	8/15/45	4,720,000		5,009,652
U.S. Treasury Bonds	3.00	11/15/45	5,700,000		6,197,416
U.S. Treasury Bonds	2.50	2/15/46	3,670,000		3,606,777
U.S. Treasury Bonds	2.50	5/15/46	7,970,000		7,834,574
U.S. Treasury Bonds	2.25	8/15/46	8,075,000	[b]	7,517,639
U.S. Treasury Notes	0.63	11/30/17	7,100,000	[b]	7,092,786
U.S. Treasury Notes	0.88	11/30/17	4,000,000		4,006,408
U.S. Treasury Notes	0.75	12/31/17	3,950,000	[b]	3,950,849
U.S. Treasury Notes	1.00	12/31/17	3,505,000		3,515,953
U.S. Treasury Notes	2.75	12/31/17	4,163,000		4,259,186
U.S. Treasury Notes	0.88	1/15/18	6,330,000		6,341,248
U.S. Treasury Notes	0.75	1/31/18	4,010,000		4,010,469
U.S. Treasury Notes	0.88	1/31/18	3,410,000		3,416,261
U.S. Treasury Notes	2.63	1/31/18	1,520,000	[b]	1,555,150
U.S. Treasury Notes	1.00	2/15/18	3,265,000		3,275,712
U.S. Treasury Notes	3.50	2/15/18	4,600,000	[b]	4,760,462
U.S. Treasury Notes	0.75	2/28/18	8,175,000	[b]	8,173,242
U.S. Treasury Notes	2.75	2/28/18	3,290,000		3,375,464
U.S. Treasury Notes	1.00	3/15/18	3,310,000		3,320,731
U.S. Treasury Notes	0.75	3/31/18	4,705,000		4,703,621
U.S. Treasury Notes	0.88	3/31/18	3,575,000	[b]	3,580,237
U.S. Treasury Notes	2.88	3/31/18	3,180,000	[b]	3,272,481
U.S. Treasury Notes	0.63	4/30/18	3,609,000		3,600,118

51

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Securities - 35.9% (continued)
U.S. Treasury Notes	0.75	4/30/18	3,560,000		3,557,846
U.S. Treasury Notes	1.00	5/15/18	3,690,000		3,701,170
U.S. Treasury Notes	3.88	5/15/18	1,370,000		1,435,423
U.S. Treasury Notes	0.88	5/31/18	1,000,000		1,001,113
U.S. Treasury Notes	1.00	5/31/18	3,158,000		3,167,376
U.S. Treasury Notes	2.38	5/31/18	520,000	[b]	532,695
U.S. Treasury Notes	1.13	6/15/18	4,265,000		4,286,240
U.S. Treasury Notes	0.63	6/30/18	3,160,000	[b]	3,150,002
U.S. Treasury Notes	1.38	6/30/18	6,000,000	[b]	6,054,492
U.S. Treasury Notes	0.88	7/15/18	2,790,000		2,792,452
U.S. Treasury Notes	0.75	7/31/18	3,195,000	[b]	3,190,757
U.S. Treasury Notes	1.38	7/31/18	4,470,000		4,511,468
U.S. Treasury Notes	1.00	8/15/18	1,409,000		1,412,797
U.S. Treasury Notes	4.00	8/15/18	2,240,000		2,368,231
U.S. Treasury Notes	0.75	8/31/18	3,195,000	[b]	3,189,636
U.S. Treasury Notes	1.50	8/31/18	6,355,000		6,429,970
U.S. Treasury Notes	1.00	9/15/18	2,300,000		2,305,840
U.S. Treasury Notes	0.75	9/30/18	3,200,000	[b]	3,193,875
U.S. Treasury Notes	1.38	9/30/18	8,158,000	[b]	8,235,599
U.S. Treasury Notes	0.88	10/15/18	3,700,000		3,700,507
U.S. Treasury Notes	0.75	10/31/18	3,220,000		3,213,711
U.S. Treasury Notes	1.25	10/31/18	3,618,000	[b]	3,644,571
U.S. Treasury Notes	1.75	10/31/18	2,300,000	[b]	2,339,935
U.S. Treasury Notes	1.25	11/15/18	4,320,000		4,351,471
U.S. Treasury Notes	3.75	11/15/18	2,570,000		2,718,477
U.S. Treasury Notes	1.25	11/30/18	5,000,000	[b]	5,036,525
U.S. Treasury Notes	1.38	11/30/18	1,341,000		1,354,305
U.S. Treasury Notes	1.25	12/15/18	3,200,000	[b]	3,223,062
U.S. Treasury Notes	1.38	12/31/18	2,430,000		2,454,300
U.S. Treasury Notes	1.50	12/31/18	5,350,000	[b]	5,417,501
U.S. Treasury Notes	1.13	1/15/19	4,230,000		4,249,416
U.S. Treasury Notes	1.25	1/31/19	2,090,000	[b]	2,105,552
U.S. Treasury Notes	1.50	1/31/19	5,734,000		5,808,588
U.S. Treasury Notes	0.75	2/15/19	5,255,000	[b]	5,236,219
U.S. Treasury Notes	2.75	2/15/19	4,170,000		4,343,885
U.S. Treasury Notes	1.38	2/28/19	3,068,000	[b]	3,099,818
U.S. Treasury Notes	1.50	2/28/19	3,910,000	[b]	3,961,776
U.S. Treasury Notes	1.00	3/15/19	4,485,000		4,492,970
U.S. Treasury Notes	1.63	3/31/19	880,000		894,489
U.S. Treasury Notes	0.88	4/15/19	7,285,000		7,274,327
U.S. Treasury Notes	1.63	4/30/19	3,500,000		3,559,062
U.S. Treasury Notes	0.88	5/15/19	3,100,000	[b]	3,094,671
U.S. Treasury Notes	3.13	5/15/19	5,000,000		5,272,755
U.S. Treasury Notes	1.50	5/31/19	2,800,000		2,838,937
U.S. Treasury Notes	0.88	6/15/19	1,915,000	[b]	1,910,961
U.S. Treasury Notes	1.63	6/30/19	6,000,000		6,103,362
U.S. Treasury Notes	0.75	7/15/19	2,950,000	[b]	2,933,291
U.S. Treasury Notes	0.88	7/31/19	1,290,000	[b]	1,286,649
U.S. Treasury Notes	1.63	7/31/19	2,910,000	[b]	2,961,606
U.S. Treasury Notes	0.75	8/15/19	2,950,000	[b]	2,931,621
U.S. Treasury Notes	3.63	8/15/19	3,210,000		3,443,415
U.S. Treasury Notes	1.00	8/31/19	2,000,000		2,001,210
U.S. Treasury Notes	1.63	8/31/19	4,500,000		4,580,685
U.S. Treasury Notes	0.88	9/15/19	2,955,000		2,945,074
U.S. Treasury Notes	1.00	9/30/19	2,460,000		2,461,058
U.S. Treasury Notes	1.75	9/30/19	5,500,000	[b]	5,619,454

52

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Securities - 35.9% (continued)
U.S. Treasury Notes	1.00	10/15/19	3,700,000		3,700,292
U.S. Treasury Notes	1.50	10/31/19	3,700,000		3,753,332
U.S. Treasury Notes	3.38	11/15/19	5,630,000		6,026,960
U.S. Treasury Notes	1.00	11/30/19	1,900,000		1,898,700
U.S. Treasury Notes	1.50	11/30/19	5,179,000	[b]	5,253,552
U.S. Treasury Notes	1.13	12/31/19	3,360,000		3,369,055
U.S. Treasury Notes	1.63	12/31/19	4,310,000		4,387,696
U.S. Treasury Notes	1.25	1/31/20	3,800,000		3,822,412
U.S. Treasury Notes	1.38	1/31/20	1,460,000	[b]	1,474,828
U.S. Treasury Notes	3.63	2/15/20	5,430,000		5,877,443
U.S. Treasury Notes	1.25	2/29/20	1,439,000		1,447,150
U.S. Treasury Notes	1.38	2/29/20	5,500,000		5,552,316
U.S. Treasury Notes	1.13	3/31/20	1,800,000		1,802,180
U.S. Treasury Notes	1.38	3/31/20	4,415,000		4,456,479
U.S. Treasury Notes	1.13	4/30/20	4,490,000		4,491,666
U.S. Treasury Notes	1.38	4/30/20	3,610,000		3,642,999
U.S. Treasury Notes	3.50	5/15/20	4,050,000	[b]	4,382,780
U.S. Treasury Notes	1.38	5/31/20	2,500,000	[b]	2,522,120
U.S. Treasury Notes	1.50	5/31/20	3,110,000		3,150,212
U.S. Treasury Notes	1.63	6/30/20	3,835,000		3,901,215
U.S. Treasury Notes	1.88	6/30/20	2,330,000	[b]	2,391,573
U.S. Treasury Notes	1.63	7/31/20	4,100,000		4,169,269
U.S. Treasury Notes	2.00	7/31/20	3,360,000		3,463,686
U.S. Treasury Notes	2.63	8/15/20	5,000,000		5,268,455
U.S. Treasury Notes	1.38	8/31/20	6,100,000		6,144,560
U.S. Treasury Notes	2.13	8/31/20	3,190,000		3,302,773
U.S. Treasury Notes	1.38	9/30/20	3,095,000		3,116,581
U.S. Treasury Notes	2.00	9/30/20	1,745,000		1,799,191
U.S. Treasury Notes	1.38	10/31/20	6,460,000		6,501,635
U.S. Treasury Notes	1.75	10/31/20	6,720,000		6,863,062
U.S. Treasury Notes	2.63	11/15/20	6,700,000		7,072,292
U.S. Treasury Notes	1.63	11/30/20	5,000,000		5,079,785
U.S. Treasury Notes	2.00	11/30/20	2,868,000		2,956,730
U.S. Treasury Notes	1.75	12/31/20	3,005,000		3,067,447
U.S. Treasury Notes	2.38	12/31/20	3,025,000		3,164,967
U.S. Treasury Notes	1.38	1/31/21	6,500,000		6,533,644
U.S. Treasury Notes	2.13	1/31/21	1,500,000		1,553,994
U.S. Treasury Notes	3.63	2/15/21	6,900,000	[b]	7,583,128
U.S. Treasury Notes	1.13	2/28/21	5,000,000		4,972,755
U.S. Treasury Notes	2.00	2/28/21	1,400,000		1,443,313
U.S. Treasury Notes	1.25	3/31/21	3,390,000		3,386,424
U.S. Treasury Notes	2.25	3/31/21	4,000,000	[b]	4,166,484
U.S. Treasury Notes	1.38	4/30/21	5,000,000		5,019,045
U.S. Treasury Notes	2.25	4/30/21	1,260,000	[b]	1,312,861
U.S. Treasury Notes	3.13	5/15/21	4,700,000	[b]	5,078,388
U.S. Treasury Notes	1.38	5/31/21	2,940,000		2,952,060
U.S. Treasury Notes	2.00	5/31/21	4,525,000		4,665,524
U.S. Treasury Notes	1.13	6/30/21	1,600,000		1,586,968
U.S. Treasury Notes	2.13	6/30/21	5,044,000		5,230,295
U.S. Treasury Notes	1.13	7/31/21	2,600,000		2,577,250
U.S. Treasury Notes	2.25	7/31/21	6,100,000	[b]	6,358,414
U.S. Treasury Notes	2.13	8/15/21	4,805,000		4,981,060
U.S. Treasury Notes	1.13	8/31/21	1,450,000		1,437,539
U.S. Treasury Notes	2.00	8/31/21	4,645,000		4,787,978
U.S. Treasury Notes	1.13	9/30/21	6,000,000	[b]	5,944,458
U.S. Treasury Notes	2.13	9/30/21	3,400,000		3,525,443

53

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Securities - 35.9% (continued)
U.S. Treasury Notes	1.25	10/31/21	5,315,000		5,299,948
U.S. Treasury Notes	2.00	10/31/21	2,285,000		2,355,826
U.S. Treasury Notes	2.00	11/15/21	4,030,000		4,154,837
U.S. Treasury Notes	1.88	11/30/21	4,000,000		4,099,452
U.S. Treasury Notes	2.13	12/31/21	4,205,000		4,360,879
U.S. Treasury Notes	1.50	1/31/22	4,240,000		4,263,023
U.S. Treasury Notes	2.00	2/15/22	5,000,000		5,152,830
U.S. Treasury Notes	1.75	2/28/22	4,750,000	[b]	4,833,681
U.S. Treasury Notes	1.75	3/31/22	4,000,000		4,068,280
U.S. Treasury Notes	1.75	4/30/22	2,740,000		2,785,755
U.S. Treasury Notes	1.75	5/15/22	1,950,000		1,981,459
U.S. Treasury Notes	1.88	5/31/22	3,000,000		3,069,375
U.S. Treasury Notes	2.13	6/30/22	5,265,000		5,454,930
U.S. Treasury Notes	2.00	7/31/22	2,510,000		2,582,750
U.S. Treasury Notes	1.63	8/15/22	2,685,000		2,708,598
U.S. Treasury Notes	1.88	8/31/22	2,450,000	[b]	2,503,403
U.S. Treasury Notes	1.75	9/30/22	2,700,000		2,738,707
U.S. Treasury Notes	1.88	10/31/22	5,225,000		5,336,340
U.S. Treasury Notes	1.63	11/15/22	2,610,000		2,626,516
U.S. Treasury Notes	2.00	11/30/22	2,830,000		2,908,985
U.S. Treasury Notes	2.13	12/31/22	3,910,000		4,046,850
U.S. Treasury Notes	1.75	1/31/23	3,585,000		3,629,253
U.S. Treasury Notes	2.00	2/15/23	6,260,000		6,431,662
U.S. Treasury Notes	1.50	2/28/23	5,835,000		5,817,337
U.S. Treasury Notes	1.50	3/31/23	2,445,000		2,436,308
U.S. Treasury Notes	1.63	4/30/23	3,830,000		3,843,616
U.S. Treasury Notes	1.75	5/15/23	3,441,000	[b]	3,479,309
U.S. Treasury Notes	1.63	5/31/23	3,615,000		3,626,015
U.S. Treasury Notes	1.38	6/30/23	4,120,000	[b]	4,066,650
U.S. Treasury Notes	1.25	7/31/23	2,135,000		2,088,463
U.S. Treasury Notes	2.50	8/15/23	1,216,000		1,286,941
U.S. Treasury Notes	1.38	8/31/23	6,475,000		6,382,174
U.S. Treasury Notes	1.38	9/30/23	3,450,000		3,397,308
U.S. Treasury Notes	1.63	10/31/23	3,465,000		3,466,961
U.S. Treasury Notes	2.75	11/15/23	6,870,000		7,391,557
U.S. Treasury Notes	2.75	2/15/24	6,010,000		6,472,373
U.S. Treasury Notes	2.50	5/15/24	11,060,000	[b]	11,722,516
U.S. Treasury Notes	2.38	8/15/24	7,780,000	[b]	8,171,583
U.S. Treasury Notes	2.25	11/15/24	5,885,000		6,123,042
U.S. Treasury Notes	2.00	2/15/25	12,705,000		12,956,864
U.S. Treasury Notes	2.13	5/15/25	8,395,000		8,636,852
U.S. Treasury Notes	2.00	8/15/25	9,575,000	[b]	9,745,368
U.S. Treasury Notes	2.25	11/15/25	6,640,000	[b]	6,890,813
U.S. Treasury Notes	1.63	2/15/26	10,761,000		10,590,546
U.S. Treasury Notes	1.63	5/15/26	8,120,000		7,980,596
U.S. Treasury Notes	1.50	8/15/26	5,675,000	[b]	5,508,518
				872,841,092
Utilities - 2.0%
AGL Capital, Gtd. Notes	3.50	9/15/21	193,000		204,136
Alabama Power, Sr. Unscd. Notes	3.75	3/1/45	500,000		508,404
American Water Capital, Sr. Unscd. Notes	3.85	3/1/24	250,000		273,228
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/44	700,000		732,708

54

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Utilities - 2.0% (continued)
Berkshire Hathaway Energy, Sr. Unscd. Bonds	6.13	4/1/36	500,000		656,835
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/43	250,000		298,692
Commonwealth Edison, First Mortgage Bonds	2.15	1/15/19	750,000		760,165
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/36	471,000		611,980
Connecticut Light & Power, First Mortgage Bonds	4.30	4/15/44	500,000		548,379
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	475,000		564,925
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		260,448
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000		638,208
Consumers Energy, First Mortgage Bonds	4.35	8/31/64	700,000		764,164
Dominion Resources, Sr. Unscd. Notes	4.05	9/15/42	750,000		746,357
Dominion Resources, Sr. Unscd. Notes, Ser. B	2.75	9/15/22	1,500,000		1,533,111
Dominion Resources, Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000		121,908
DTE Electric, Mortgage Bonds	3.38	3/1/25	500,000	[b]	533,454
DTE Electric, Sr. Scd. Notes	3.45	10/1/20	700,000		745,179
DTE Electric, Sr. Scd. Notes, Ser. A	6.63	6/1/36	160,000		223,074
Duke Energy, Sr. Unscd. Notes	3.75	4/15/24	500,000		532,324
Duke Energy, Sr. Unscd. Notes	3.75	12/1/24	750,000		788,775
Duke Energy Carolinas, First Mortgage Bonds	3.90	6/15/21	800,000		870,025
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/42	500,000		523,242
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/38	150,000		207,835
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/46	300,000		287,466
Duke Energy Indiana, Sr. Unscd. Debs.	6.12	10/15/35	1,000,000		1,282,479
Duke Energy Progress, First Mortgage Bonds	4.15	12/1/44	500,000		535,942
Emera US Finance LP, Gtd. Notes	4.75	6/15/46	500,000	[c]	530,841
Empresa Nacional de Electricidad, Sr. Unscd. Notes	4.25	4/15/24	500,000		530,657
Eversource Energy, Sr. Unscd. Notes	2.50	3/15/21	500,000		507,768
Exelon Generation, Sr. Unscd. Notes	5.20	10/1/19	1,000,000		1,094,438
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	750,000		817,039

55

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities - 2.0% (continued)
Florida Power & Light Co., First Mortgage Bonds	4.05	10/1/44	750,000	815,964
Georgia Power, Sr. Unscd. Notes	3.25	4/1/26	500,000	526,480
Georgia Power, Sr. Unscd. Notes	4.30	3/15/42	800,000	850,637
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,847,723
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	32,771
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/37	800,000	996,035
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/46	300,000	295,835
Nevada Power, Mortgage Notes	7.13	3/15/19	1,050,000	1,186,310
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	750,000	1,042,312
Nextera Energy Capital Holdings, Gtd. Debs.	2.40	9/15/19	500,000	509,589
NiSource Finance, Gtd. Notes	6.40	3/15/18	677,000	719,986
Oklahoma Gas & Electric, Sr. Unscd. Notes	4.00	12/15/44	150,000	154,636
Oncor Electric Delivery, Sr. Scd. Debs.	7.00	9/1/22	170,000	214,497
Oncor Electric Delivery, Sr. Scd. Notes	7.00	5/1/32	250,000	345,205
Pacific Gas & Electric, Sr. Unscd. Bonds	6.05	3/1/34	465,000	612,458
Pacific Gas & Electric, Sr. Unscd. Notes	6.25	3/1/39	750,000	1,016,876
Pacific Gas & Electric, Sr. Unscd. Notes	4.75	2/15/44	500,000	580,213
PECO Energy, First Mortgage Bonds	4.80	10/15/43	500,000	593,743
Pennsylvania Electric, Sr. Unscd. Notes	5.20	4/1/20	500,000	537,375
Piedmont Natural Gas, Sr. Unscd. Notes	4.10	9/18/34	500,000	517,515
PPL Capital Funding, Gtd. Notes	3.40	6/1/23	400,000	417,370
PPL Capital Funding, Gtd. Notes	4.70	6/1/43	400,000	424,424
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/43	500,000	583,325
Progress Energy, Sr. Unscd. Notes	7.75	3/1/31	480,000	663,814
PSEG Power, Gtd. Notes	2.45	11/15/18	180,000	182,664
Public Service Company of Colorado, First Mortgage Bonds	3.20	11/15/20	1,500,000	1,574,320
Public Service Electric & Gas, First Mortgage Notes	3.15	8/15/24	1,200,000	1,263,961
Public Service Electric & Gas, Sr. Scd. Notes, Ser. D	5.25	7/1/35	230,000	285,929

56

Bonds and Notes - 99.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Utilities - 2.0% (continued)
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/23	400,000		434,224
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/22	1,000,000		1,027,307
South Carolina Electric & Gas, First Mortgage Bonds	6.63	2/1/32	200,000		262,049
South Carolina Electric & Gas, First Mortgage Bonds	4.50	6/1/64	500,000		515,969
Southern, Sr. Unscd. Notes	1.85	7/1/19	750,000		754,826
Southern, Sr. Unscd. Notes	2.35	7/1/21	640,000		647,162
Southern California Edison, First Mortgage Bonds	3.88	6/1/21	1,400,000		1,522,464
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000		93,104
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/29	450,000		585,857
Southern California Gas, First Mortgage Bonds	3.15	9/15/24	500,000		527,319
Southern California Gas, First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		105,847
Southwestern Electric Power, Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		158,569
Southwestern Public Service, First Mortgage Bonds	3.40	8/15/46	350,000		338,022
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/44	500,000		538,449
Toledo Edison, Sr. Scd. Notes	6.15	5/15/37	750,000		927,688
Virginia Electric & Power, Sr. Unscd. Notes	1.20	1/15/18	1,000,000		998,895
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/43	500,000		518,271
Wisconsin Energy, Sr. Unscd. Bonds	3.55	6/15/25	140,000		148,378
Wisconsin Power & Light, Sr. Unscd. Debs.	4.10	10/15/44	400,000		420,628
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/36	630,000		840,101
				49,391,282
Total Bonds and Notes (cost $2,361,183,017)			2,425,981,746
Other Investment - 7.8%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $190,298,652)			190,298,652	[g]	190,298,652

57

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - .8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $18,933,078)	18,933,078	[g] 18,933,078
Total Investments (cost $2,570,414,747)	108.4%	2,635,213,476
Liabilities, Less Cash and Receivables	(8.4%)	(203,596,844)
Net Assets	100.0%	2,431,616,632

GO—General Obligation
REIT—Real Estate Investment Trust

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $214,862,159 and the value of the collateral held by the fund was $230,709,536, consisting of cash collateral of $18,933,078 and U.S. Government & Agency securities valued at $211,776,458.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $10,316,888 or .42% of net assets.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
f Purchased on a forward commitment basis.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government & Agencies	67.3
Corporate Bonds	25.9
Money Market Investments	8.6
Foreign/Governmental	4.3
Commercial Mortgage-Backed	1.0
Municipal Bonds	.8
Asset-Backed	.5
108.4

† Based on net assets.

See notes to financial statements.

58

Statement of TBA Sale Commitments
October 31, 2016

	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Federal Home Loan Mortgage Corp.:
Federal Home Loan Mortgage Corp.	4.00	11/1/29	1,000,000	[a,b]	1,032,734
Federal Home Loan Mortgage Corp.	5.00	11/19/22	1,100,000	[a,b]	1,128,835
Federal Home Loan Mortgage Corp.	4.50	11/1/18	600,000	[a,b]	615,259
Federal Home Loan Mortgage Corp.	5.00	11/1/38	175,000	[a,b]	193,646
				2,970,474
Federal National Mortgage Association:
Federal National Mortgage Association	4.50	11/18/29	1,075,000	[a,b]	1,103,684
Federal National Mortgage Association	4.00	11/18/29	2,650,000	[a,b]	2,742,543
Federal National Mortgage Association	5.50	11/1/29	300,000	[a,b]	308,895
Federal National Mortgage Association	5.00	11/1/17	300,000	[a,b]	307,442
Federal National Mortgage Association	4.50	11/12/45	250,000	[a,b]	273,291
Federal National Mortgage Association	5.00	11/13/44	1,000,000	[a,b]	1,107,556
				5,843,411
Government National Mortgage Association:
Government National Mortgage Association	5.00	11/1/33	3,600,000	[b]	3,995,637
Government National Mortgage Association	5.50	11/15/32	1,550,000	[b]	1,750,203
Government National Mortgage Association	3.50	11/1/45	300,000	[b]	318,082
Government National Mortgage Association	4.50	11/19/39	275,000	[b]	302,898
Government National Mortgage Association	4.00	11/1/39	400,000	[b]	429,226
				6,796,046
Total Sale Commitments (proceeds $15,600,731)				15,609,931

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
b Sold on a delayed delivery basis.

See notes to financial statements.

59

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $214,862,159)—Note 1(b):
Unaffiliated issuers	2,361,183,017	2,425,981,746
Affiliated issuers	209,231,730	209,231,730
Cash		2,312,149
Receivable for investment securities sold		29,976,951
Receivable for TBA sale commitments—Note 4		15,600,731
Dividends, interest and securities lending income receivable		14,056,758
Receivable for shares of Common Stock subscribed		3,877,934
		2,701,037,999
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		528,118
Payable for open mortgage dollar roll transactions—Note 4		153,051,910
Payable for investment securities purchased		78,563,176
Liability for securities on loan—Note 1(b)		18,933,078
TBA sale commitments, at value (proceeds $15,600,731)—See Statement of TBA Sale Commitments—Note 4		15,609,931
Payable for shares of Common Stock redeemed		2,699,054
Accrued expenses		36,100
		269,421,367
Net Assets ($)		2,431,616,632
Composition of Net Assets ($):
Paid-in capital		2,355,412,956
Accumulated undistributed investment income—net		3,005,153
Accumulated net realized gain (loss) on investments		8,408,994
Accumulated net unrealized appreciation (depreciation) on investments		64,789,529
Net Assets ($)		2,431,616,632

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,109,786,921	1,321,829,711
Shares Outstanding	104,988,277	124,975,820
Net Asset Value Per Share ($)	10.57	10.58

See notes to financial statements.

60

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Interest	57,730,112
Dividends from affiliated issuers	495,899
Income from securities lending—Note 1(b)	258,857
Total Income	58,484,868
Expenses:
Management fee—Note 3(a)	3,690,995
Distribution fees—Note 3(b)	2,680,169
Directors’ fees—Note 3(a,c)	180,342
Loan commitment fees—Note 2	35,247
Total Expenses	6,586,753
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(180,342)
Net Expenses	6,406,411
Investment Income—Net	52,078,457
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,298,644
Net unrealized appreciation (depreciation) on investments	28,649,215
Net Realized and Unrealized Gain (Loss) on Investments	44,947,859
Net Increase in Net Assets Resulting from Operations	97,026,316

See notes to financial statements.

61

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	[a]	2015
Operations ($):
Investment income—net	52,078,457		52,568,945
Net realized gain (loss) on investments	16,298,644		14,771,564
Net unrealized appreciation (depreciation) on investments	28,649,215		(27,242,861)
Net Increase (Decrease) in Net Assets Resulting from Operations	97,026,316		40,097,648
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(23,232,715)		(25,290,429)
Class I	(33,615,027)		(31,390,119)
Net realized gain on investments:
Investor Shares	(4,856,602)		(9,303,421)
Class I	(6,768,417)		(9,799,390)
Total Dividends	(68,472,761)		(75,783,359)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	373,379,996		385,489,054
Class I	508,202,158		498,054,862
Dividends reinvested:
Investor Shares	27,873,008		33,898,706
Class I	35,904,493		36,591,224
Cost of shares redeemed:
Investor Shares	(343,621,877)		(554,163,604)
Class I	(696,109,115)		(278,371,987)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(94,371,337)		121,498,255
Total Increase (Decrease) in Net Assets	(65,817,782)		85,812,544
Net Assets ($):
Beginning of Period	2,497,434,414		2,411,621,870
End of Period	2,431,616,632		2,497,434,414
Undistributed investment income—net	3,005,153		2,835,959
Capital Share Transactions (Shares):
Investor Shares
Shares sold	35,446,695		36,538,910
Shares issued for dividends reinvested	2,652,454		3,213,122
Shares redeemed	(32,639,437)		(52,562,708)
Net Increase (Decrease) in Shares Outstanding	5,459,712		(12,810,676)
Class I
Shares sold	48,201,043		47,243,451
Shares issued for dividends reinvested	3,417,402		3,466,427
Shares redeemed	(66,008,601)		(26,412,350)
Net Increase (Decrease) in Shares Outstanding	(14,390,156)		24,297,528

[a]		On August 31, 2016, the fund redesignated BASIC shares as Class I shares.
See notes to financial statements.

62

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.45	10.60	10.62	11.11	10.93
Investment Operations:
Investment income—net[a]	.21	.21	.23	.24	.30
Net realized and unrealized gain (loss) on investments	.19	(.05)	.14	(.42)	.21
Total from Investment Operations	.40	.16	.37	(.18)	.51
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.25)	(.28)	(.33)
Dividends from net realized gain on investments	(.05)	(.08)	(.14)	(.03)	-
Total Distributions	(.28)	(.31)	(.39)	(.31)	(.33)
Net asset value, end of period	10.57	10.45	10.60	10.62	11.11
Total Return (%)	3.85	1.54	3.62	(1.66)	4.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41	.41	.41	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	1.97	2.00	2.22	2.25	2.67
Portfolio Turnover Rate	144.83	[b] 150.80	[b] 145.11	[b] 94.21	[b] 30.42
Net Assets, end of period ($ x 1,000)	1,109,787	1,040,129	1,190,994	904,779	1,032,597

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2016, 2015, 2014 and 2013 were 95.05%, 79.15%, 89.76% and 67.47%, respectively.

See notes to financial statements.

63

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2016	[a] 2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.46	10.61	10.62	11.12	10.94
Investment Operations:
Investment income—net[b]	.23	.24	.26	.27	.32
Net realized and unrealized gain (loss) on investments	.20	(.06)	.15	(.43)	.22
Total from Investment Operations	.43	.18	.41	(.16)	.54
Distributions:
Dividends from investment income—net	(.26)	(.25)	(.28)	(.31)	(.36)
Dividends from net realized gain on investments	(.05)	(.08)	(.14)	(.03)	-
Total Distributions	(.31)	(.33)	(.42)	(.34)	(.36)
Net asset value, end of period	10.58	10.46	10.61	10.62	11.12
Total Return (%)	4.11	1.79	3.97	(1.50)	5.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16	.16	.16	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.23	2.24	2.47	2.50	2.92
Portfolio Turnover Rate	144.83	[c] 150.80	[c] 145.11	[c] 94.21	[c] 30.42
Net Assets, end of period ($ x 1,000)	1,321,830	1,457,305	1,220,628	1,249,280	1,486,179

a On August 31, 2016, the fund redesignated BASIC shares as Class I shares.
b Based on average shares outstanding.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2016, 2015, 2014 and 2013 were 95.05%, 79.15%, 89.76% and 67.47%, respectively.

See notes to financial statements.

64

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On August 31, 2016, the fund redesignated BASIC shares as Class I shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Class I. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

65

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

66

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

67

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	11,249,938	-	11,249,938
Commercial Mortgage-Backed	-	23,750,258	-	23,750,258
Corporate Bonds†	-	631,087,342	-	631,087,342
Foreign Government	-	104,846,665	-	104,846,665
Municipal Bonds†	-	19,970,933	-	19,970,933
Mutual Funds	209,231,730	-	-	209,231,730
U.S. Government Agencies/ Mortgage-Backed	-	762,235,518	-	762,235,518
U.S. Treasury	-	872,841,092	-	872,841,092
Liabilities ($)
Other Financial Instruments:
TBA Sale Commitments	-	(15,609,931)	-	(15,609,931)

† See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

68

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $61,038 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	16,826,379	113,314,112	130,140,491	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	222,668,516	596,078,566	628,448,430	190,298,652	7.8
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	29,605,185	10,672,107	18,933,078.8
Total	239,494,895	738,997,863	769,261,028	209,231,730	8.6

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or

69

NOTES TO FINANCIAL STATEMENTS (continued)

adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,802,178, undistributed capital gains $4,808,880 and unrealized appreciation $63,592,618.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $66,839,102 and $64,339,909, and long-term capital gains $1,633,659 and $11,443,450, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $4,938,479 and decreased accumulated net realized gain

70

(loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $180,342.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2016, Investor shares were charged $2,680,169 pursuant to the Distribution Plan.

71

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $307,927 and Distribution Plan fees $235,574, which are offset against an expense reimbursement currently in effect in the amount of $15,383.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $3,566,433,659 and $3,670,435,344, respectively, of which $1,225,871,595 in purchases and $1,227,905,512 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

To-Be-Announced (“TBA”) Securities: During the period ended October 31, 2016, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

72

At October 31, 2016, the cost of investments for federal income tax purposes was $2,571,611,658; accordingly, accumulated net unrealized appreciation on investments was $63,601,818, consisting of $71,205,416 gross unrealized appreciation and $7,603,598 gross unrealized depreciation.

73

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and TBA Sale Commitments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

74

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 88.86% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0069 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0422 as a short-term capital gain dividend paid on December 21, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

75

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

76

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

77

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

78

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

79

NOTES

80

NOTES

81

For More Information

Dreyfus Bond Market Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DBMIX Class I: DBIRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0310AR1016

Dreyfus Disciplined Stock Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Disciplined Stock Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2015, through October 31, 2016, as provided by George E. DeFina and John C. Bailer, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Disciplined Stock Fund produced a total return of 3.15%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 4.49% for the same period.2

U.S. stocks gained value during the reporting period on the strength of modest economic growth. The fund lagged its benchmark, largely due to underweighted exposure to richly valued utilities stocks.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The result is a portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Macroeconomic Shifts Prompted Volatility in Stocks

U.S. equities experienced high levels of volatility in late 2015. Some industry groups gained value in response to higher corporate earnings, including the information technology, health care and financials sectors. In contrast, the energy and basic materials sectors declined due to falling commodity prices.

Investor sentiment turned more broadly negative in early 2016 amid the continuing fall in oil prices, fears that higher short-term interest rates might weigh on U.S. and global economic growth, and disappointing economic data from China. Stocks rebounded sharply from late-February through mid-April when commodity prices began to rebound, Chinese economic conditions improved, major central banks further eased their monetary policies, and U.S. monetary policymakers indicated that additional U.S. rate increases were likely to be delayed.

The market’s advance faltered in late April 2016 over concerns regarding the United Kingdom’s upcoming referendum to determine whether to remain a member of the European Union or leave in a so-called “Brexit” with unclear consequences for the broader global economy. Global equities fell sharply after Britons voted in late June to leave the European Union. However, the decline proved short lived when investors realized that Britain’s departure would not take place immediately, and that the long-term global economic impact was likely to be limited. U.S. stocks continued to climb, and the S&P 500 Index set new record highs in July and August. Market averages generally lost some ground in October due to growing uncertainty regarding the outcome of U.S. elections.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Sector Allocations Detracted from Gains

The Federal Reserve Board’s decision to delay expected rate hikes created a relatively positive environment for richly valued, high dividend yielding utility stocks during much of the reporting period. However, our disciplined stock selection process led us to avoid investments we believed to be overvalued, leaving the fund with little exposure to utilities and causing returns to lag the benchmark.

In addition, several financial holdings were hurt by low interest rates and falling bond yields. These included diversified financial institutions, such as Voya Financial and The PNC Financial Services Group, as well as insurers, such as American International Group. Energy exploration-and-production company Hess lost ground when the company failed to meet production expectations. Delta Air Lines suffered due to concerns about capacity management. Other disappointing performers included agricultural chemical maker CF Industries, media content provider Viacom and cruise line operator Carnival.

The fund’s individual stock selections in other market sectors generally delivered better results. Consumer discretionary stocks produced particularly robust gains, led by specialty retailer ULTA Salon, Cosmetics & Fragrance and media companies Time Warner and Omnicom Group. In the health care sector, underweighted exposure to lagging biotechnology developers bolstered relative performance, as did holdings of medical equipment maker Boston Scientific, which introduced well-received new products. Among real estate investment trusts (REITs), the fund’s investment in Communications Sales & Leasing benefited from the company’s accretive acquisitions. Notably strong performers in other areas included semiconductor equipment and chip makers Applied Materials, Texas Instruments and Microchip Technology, financial services provider Bank of America, construction materials provider Vulcan Materials and telecommunications company AT&T.

Focusing on Companies Poised for Good Earnings Growth

As of the end of the reporting period, the U.S. economy has continued to demonstrate signs of modest expansion. Therefore, we currently are emphasizing companies poised to deliver positive earnings growth in an environment of modest inflationary pressures and gradually rising interest rates. As of the end of the reporting period, we have found a relatively large number of attractive opportunities in certain areas of the financials, materials, information technology, telecommunications services and consumer discretionary sectors. On the other hand, the fund holds underweighted exposure to the utilities, industrials, consumer staples, real estate, health care and energy sectors.

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the Standard & Poor’s 500® Composite Stock Price Index

Average Annual Total Returns as of 10/31/16
	1 Year	5 Years	10 Years
Fund	3.15%	11.44%	5.59%
Standard & Poor’s 500® Composite Stock Price Index	4.49%	13.55%	6.69%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/06 to a $10,000 investment made in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

Expenses paid per $1,000†	$5.12
Ending value (after expenses)	$1,037.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

Expenses paid per $1,000†	$5.08
Ending value (after expenses)	$1,020.11

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 99.1%	Shares		Value ($)
Automobiles & Components - 1.0%
Goodyear Tire & Rubber	175,776		5,102,777
Banks - 7.3%
Bank of America	749,857		12,372,641
JPMorgan Chase & Co.	280,342		19,416,487
SunTrust Banks	162,105		7,332,009
			39,121,137
Capital Goods - 5.9%
Honeywell International	71,092		7,797,371
Raytheon	98,370		13,438,326
United Technologies	100,726		10,294,197
			31,529,894
Consumer Services - 2.0%
Carnival	213,864		10,500,722
Diversified Financials - 5.7%
Charles Schwab	175,223		5,554,569
Goldman Sachs Group	47,040		8,384,410
Synchrony Financial	298,892		8,545,322
Voya Financial	273,064		8,342,105
			30,826,406
Energy - 7.0%
EOG Resources	58,868		5,322,845
Occidental Petroleum	224,988		16,403,875
Phillips 66	61,404		4,982,935
Schlumberger	67,764		5,301,178
Valero Energy	98,110		5,812,036
			37,822,869
Exchange-Traded Funds - .5%
SPDR S&P 500 ETF Trust	12,740	[a]	2,707,887
Food & Staples Retailing - 1.0%
Costco Wholesale	35,988		5,321,546
Food, Beverage & Tobacco - 7.4%
Archer-Daniels-Midland	160,700		7,001,699
ConAgra Foods	175,376		8,449,616
Kellogg	179,132		13,458,187
Molson Coors Brewing, Cl. B	105,970		11,000,746
			39,910,248

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.1% (continued)	Shares		Value ($)
Health Care Equipment & Services - 5.2%
Boston Scientific	404,700	[b]	8,903,400
Cardinal Health	62,860		4,317,853
Medtronic	98,963		8,116,945
UnitedHealth Group	47,945		6,776,067
			28,114,265
Insurance - 4.0%
Allstate	55,130		3,743,327
Hartford Financial Services Group	143,001		6,307,774
Prudential Financial	135,936		11,526,013
			21,577,114
Materials - 4.9%
AdvanSix	8		128
Dow Chemical	144,645		7,783,347
Packaging Corporation of America	95,637		7,890,053
Vulcan Materials	96,608		10,936,026
			26,609,554
Media - 4.1%
Omnicom Group	162,975		13,008,665
Time Warner	102,999		9,165,881
			22,174,546
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
Celgene	73,280	[b]	7,487,750
Eli Lilly & Co.	67,279		4,967,881
Merck & Co.	285,441		16,761,096
Pfizer	332,583		10,546,207
			39,762,934
Real Estate - 1.4%
Communications Sales & Leasing	270,759	[c]	7,697,678
Retailing - 5.3%
Amazon.com	15,370	[b]	12,139,533
Home Depot	57,948		7,070,235
Priceline Group	3,318	[b]	4,891,495
Ulta Salon Cosmetics & Fragrance	18,933	[b]	4,607,156
			28,708,419
Semiconductors & Semiconductor Equipment - 5.6%
Applied Materials	225,970		6,571,208
Microchip Technology	135,868		8,226,807
Texas Instruments	217,661		15,421,282
			30,219,297

8

Common Stocks - 99.1% (continued)	Shares		Value ($)
Software & Services - 10.9%
Alphabet, Cl. A	11,348	[b]	9,190,745
Alphabet, Cl. C	26,765	[b]	20,998,213
eBay	193,190	[b]	5,507,847
Facebook, Cl. A	94,867	[b]	12,426,628
Oracle	130,828		5,026,412
Teradata	196,829	[b]	5,306,510
			58,456,355
Technology Hardware & Equipment - 6.4%
Apple	143,292		16,269,374
Cisco Systems	582,868		17,882,390
			34,151,764
Telecommunication Services - 3.7%
AT&T	421,241		15,497,456
Vodafone Group, ADR	160,189		4,459,662
			19,957,118
Transportation - 1.9%
Delta Air Lines	247,728		10,347,599
Utilities - .5%
NRG Yield, Cl. C	177,173		2,728,464
Total Common Stocks (cost $450,498,775)			533,348,593
Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,059,135)	3,059,135	[d]	3,059,135
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $2,736,804)	2,736,804	[d]	2,736,804
Total Investments (cost $456,294,714)	100.2%		539,144,532
Liabilities, Less Cash and Receivables	(.2%)		(847,131)
Net Assets	100.0%		538,297,401

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
SPDR—Standard & Poor's Depository Receipt

aSecurity, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $2,680,681 and the value of the collateral held by the fund was $2,736,804.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	10.9
Food, Beverage & Tobacco	7.4
Pharmaceuticals, Biotech & Life Sciences	7.4
Banks	7.3
Energy	7.0
Technology Hardware & Equipment	6.4
Capital Goods	5.9
Diversified Financials	5.7
Semiconductors & Semiconductor Equipment	5.6
Retailing	5.3
Health Care Equipment & Services	5.2
Materials	4.9
Media	4.1
Insurance	4.0
Telecommunication Services	3.7
Consumer Services	2.0
Transportation	1.9
Real Estate	1.4
Money Market Investments	1.1
Automobiles & Components	1.0
Food & Staples Retailing	1.0
Exchange-Traded Funds	.5
Utilities	.5
100.2

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,680,681)—Note 1(b):
Unaffiliated issuers	450,498,775	533,348,593
Affiliated issuers	5,795,939	5,795,939
Cash		112,377
Receivable for investment securities sold		2,658,042
Dividends and securities lending income receivable		359,013
Receivable for shares of Common Stock subscribed		64,988
		542,338,952
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		455,624
Liability for securities on loan—Note 1(b)		2,736,804
Payable for investment securities purchased		685,330
Payable for shares of Common Stock redeemed		160,078
Accrued expenses		3,715
		4,041,551
Net Assets ($)		538,297,401
Composition of Net Assets ($):
Paid-in capital		442,990,450
Accumulated undistributed investment income—net		1,884,205
Accumulated net realized gain (loss) on investments		10,572,928
Accumulated net unrealized appreciation (depreciation) on investments		82,849,818
Net Assets ($)		538,297,401
Shares Outstanding
(245 million shares of $.001 par value Common Stock authorized)		16,471,961
Net Asset Value Per Share ($)		32.68

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,376,300
Affiliated issuers	11,821
Income from securities lending—Note 1(b)	137,739
Total Income	11,525,860
Expenses:
Management fee—Note 3(a)	4,829,674
Distribution fees—Note 3(b)	536,630
Directors’ fees—Note 3(a,c)	46,017
Loan commitment fees—Note 2	2,912
Total Expenses	5,415,233
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(46,017)
Net Expenses	5,369,216
Investment Income—Net	6,156,644
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,166,719
Net unrealized appreciation (depreciation) on investments	(1,023,994)
Net Realized and Unrealized Gain (Loss) on Investments	10,142,725
Net Increase in Net Assets Resulting from Operations	16,299,369

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	6,156,644	5,213,449
Net realized gain (loss) on investments	11,166,719	57,046,728
Net unrealized appreciation (depreciation) on investments	(1,023,994)	(25,663,507)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,299,369	36,596,670
Dividends to Shareholders from ($):
Investment income—net	(5,991,812)	(4,792,211)
Net realized gain on investments	(57,360,591)	(60,119,282)
Total Dividends	(63,352,403)	(64,911,493)
Capital Stock Transactions ($):
Net proceeds from shares sold	17,742,585	13,247,735
Dividends reinvested	60,883,553	62,207,630
Cost of shares redeemed	(58,239,800)	(71,088,155)
Increase (Decrease) in Net Assets from Capital Stock Transactions	20,386,338	4,367,210
Total Increase (Decrease) in Net Assets	(26,666,696)	(23,947,613)
Net Assets ($):
Beginning of Period	564,964,097	588,911,710
End of Period	538,297,401	564,964,097
Undistributed investment income—net	1,884,205	1,722,148
Capital Share Transactions (Shares):
Shares sold	556,573	377,080
Shares issued for dividends reinvested	1,919,268	1,817,819
Shares redeemed	(1,813,693)	(2,036,240)
Net Increase (Decrease) in Shares Outstanding	662,148	158,659

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	35.74	37.63	40.23	32.56	29.35
Investment Operations:
Investment income—net[a]	.37	.32	.24	.32	.27
Net realized and unrealized gain (loss) on investments	.60	1.96	3.86	7.67	3.22
Total from Investment Operations	.97	2.28	4.10	7.99	3.49
Distributions:
Dividends from investment income—net	(.37)	(.30)	(.24)	(.32)	(.28)
Dividends from net realized gain on investments	(3.66)	(3.87)	(6.46)	–	–
Total Distributions	(4.03)	(4.17)	(6.70)	(.32)	(.28)
Net asset value, end of period	32.68	35.74	37.63	40.23	32.56
Total Return (%)	3.15	6.62	11.91	24.72	11.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets	1.15	.90	.65	.90	.85
Portfolio Turnover Rate	49.27	65.96	69.22	118.87	70.82
Net Assets, end of period ($ x 1,000)	538,297	564,964	588,912	584,025	522,560

a Based on average shares outstanding.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

16

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	526,181,044	–	–	526,181,044
Equity Securities— Foreign Common Stocks†	4,459,662	–	–	4,459,662
Exchange— Traded Funds	2,707,887	—	—	2,707,887
Mutual Funds	5,795,939	–	–	5,795,939

† See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and it

17

NOTES TO FINANCIAL STATEMENTS (continued)

affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $29,921 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	—	110,370,223	110,370,223	—	—
Dreyfus Institutional Preferred Government Plus Money Market Fund††	1,832,404	122,842,406	121,615,675	3,059,135.6

18

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	—	20,543,243	17,806,439	2,736,804.5
Total	1,832,404	253,755,872	249,792,337	5,795,939	1.1

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,826,552, undistributed capital gains $11,448,480 and unrealized appreciation $82,031,919.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $6,037,227 and $23,960,430, and long-term capital gains $57,315,176 and $40,951,063, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $2,775 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including

20

counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $46,017.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of its average daily net assets to compensate BNY Mellon and Dreyfus for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2016, the fund was charged $536,630 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $414,540 and Distribution Plan fees $46,060, which are offset against an expense reimbursement currently in effect in the amount of $4,976.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $263,971,130 and $303,865,968, respectively.

At October 31, 2016, the cost of investments for federal income tax purposes was $457,112,613; accordingly, accumulated net unrealized appreciation on investments was $82,031,919, consisting of $88,912,624 gross unrealized appreciation and $6,880,705 gross unrealized depreciation.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $6,037,227 as ordinary income dividends paid during the year ended October 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $3.6599 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0029 as a short-term capital gain dividend paid on December 9, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

23

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

24

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort Emeritus Board Member

25

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

26

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

27

NOTES

28

NOTES

29

For More Information

Dreyfus Disciplined Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DDSTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0728AR1016

Dreyfus Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Institutional S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Institutional S&P 500 Index Fund’s Class I shares produced a total return of 4.28%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, returned 4.49% for the same period.2,3

U.S. stocks achieved moderately positive returns, on average, as a rally over the spring and summer sent the S&P 500 Index and other broad measures of stock market performance to record highs before gains moderated in advance of U.S. elections. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

As of August 31, 2016, the fund was renamed from Dreyfus BASIC S&P 500 Stock Index Fund to Dreyfus Institutional S&P 500 Index Fund and the existing shares became Class I shares.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 11 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Stocks Advanced Despite Macroeconomic Headwinds

Stocks proved volatile over the final months of 2015 when global investors grew more averse to risks in light of sluggish growth in Europe, Japan, and other international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, large-cap stocks fell sharply during the month.

The market began to reverse direction in mid-February when investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, U.S. monetary policymakers refrained from implementing additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling the S&P 500 Index to reach record highs in July and August. However, U.S. stocks gave up a portion of their previous gains in October amid growing uncertainty regarding the outcome of the U.S. election.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Income-Oriented Stocks Fueled Market’s Advance

The S&P 500 Index’s advance was led over the reporting period by the information technology sector, where a number of companies were rewarded for growth and shareholder-friendly structural developments. Innovations in cloud computing, artificial intelligence, data analytics, robotics, and other productivity-enhancing technologies helped drive earnings growth for a number of companies. In addition, an early decline in technology stock prices sparked a flurry of mergers-and-acquisitions activity in the sector, helping to boost the stock prices of larger companies making accretive acquisitions. Furthermore, some of the largest technology firms offered competitive dividend yields, which attracted income-oriented investors in the low-interest-rate environment.

The consumer staples sector also benefited from the attractiveness of high dividend yields to investors seeking higher levels of current income. Moreover, improving employment trends and recent wage growth have boosted consumer spending on food, beverages, and other necessities. In the utilities sector, high dividend yields and greater demand for electricity in the recovering economy supported stock prices.

On the other hand, the health care sector generally lost value over the reporting period in response to concerns about potential regulatory action to rein in drug prices. Biotechnology and pharmaceutical developers were further undermined by a change in tax regulations that derailed some high-profile mergers. Meanwhile, health insurers struggled with losses incurred by individual policies under the Affordable Care Act. In the consumer discretionary sector, specialty retailers reported disappointing sales volumes, media companies earned lower-than-expected advertising revenues, and housing-related companies were hurt by slowing residential construction trends.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track, commodity prices have stabilized, and aggressively accommodative monetary policies remain at work in international markets. However, the recent U.S. elections have injected a degree of uncertainty into the future of U.S. fiscal and monetary policies. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Institutional S&P 500 Stock Index Fund Class I shares and the Standard & Poor’s 500® Composite Stock Price Index

Average Annual Total Returns as of 10/31/16
	1 Year	5 Years	10 Years
Fund	4.28%	13.35%	6.54%
Standard & Poor’s 500® Composite Stock Price Index	4.49%	13.55%	6.69%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in each of the Class I shares of Dreyfus Institutional S&P 500 Stock Index Fund on 10/31/06 to a $10,000 investment made in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional S&P 500 Stock Index Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

Expenses paid per $1,000†	$1.03
Ending value (after expenses)	$1,039.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.13

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 98.3%	Shares		Value ($)
Automobiles & Components - .9%
Adient	100		4,578
BorgWarner	24,755		887,219
Delphi Automotive	32,813		2,135,142
Ford Motor	463,721		5,444,085
General Motors	168,657		5,329,561
Goodyear Tire & Rubber	30,582		887,795
Harley-Davidson	21,767	[a]	1,241,154
Johnson Controls International	111,376		4,490,680
			20,420,214
Banks - 5.7%
Bank of America	1,218,645		20,107,643
BB&T	96,756		3,792,835
Citigroup	346,438		17,027,428
Citizens Financial Group	61,840		1,628,866
Comerica	20,547		1,070,293
Fifth Third Bancorp	92,338		2,009,275
Huntington Bancshares	126,773		1,343,794
JPMorgan Chase & Co.	431,196		29,864,635
KeyCorp	126,816		1,790,642
M&T Bank	18,803		2,307,692
People's United Financial	34,984	[a]	568,140
PNC Financial Services Group	58,673		5,609,139
Regions Financial	151,742		1,625,157
SunTrust Banks	59,586		2,695,075
U.S. Bancorp	192,366		8,610,302
Wells Fargo & Co.	542,643		24,967,004
Zions Bancorporation	24,503		789,242
			125,807,162
Capital Goods - 6.9%
3M	71,949		11,893,170
Acuity Brands	5,161	[a]	1,153,845
Allegion	10,920		697,133
AMETEK	27,998		1,234,712
Boeing	69,633		9,917,828
Caterpillar	69,243		5,779,021
Cummins	18,688		2,388,700
Deere & Co.	34,675	[a]	3,061,803

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Capital Goods - 6.9% (continued)
Dover	17,826		1,192,381
Eaton	54,158		3,453,656
Emerson Electric	77,199		3,912,445
Fastenal	33,999		1,325,281
Flowserve	15,579		659,771
Fluor	16,326		848,789
Fortive	35,463		1,810,386
Fortune Brands Home & Security	17,925		979,243
General Dynamics	34,175		5,151,540
General Electric	1,073,446		31,237,279
Honeywell International	90,854		9,964,867
Illinois Tool Works	38,264		4,345,642
Ingersoll-Rand	31,194		2,099,044
Jacobs Engineering Group	15,328	[b]	790,618
L-3 Communications Holdings	9,313		1,275,322
Lockheed Martin	30,328		7,472,213
Masco	40,432		1,248,540
Northrop Grumman	21,424		4,906,096
PACCAR	41,841		2,297,908
Parker-Hannifin	15,916		1,953,689
Pentair	20,205	[a]	1,113,902
Quanta Services	18,760	[b]	539,350
Raytheon	35,160		4,803,208
Rockwell Automation	15,536		1,859,970
Rockwell Collins	15,411		1,299,456
Roper Technologies	11,993		2,078,507
Snap-on	6,702		1,032,778
Stanley Black & Decker	17,614		2,005,178
Textron	32,622		1,307,490
TransDigm Group	6,056		1,650,018
United Rentals	10,496	[b]	794,127
United Technologies	92,205		9,423,351
W.W. Grainger	6,810	[a]	1,417,297
Xylem	21,352		1,031,942
			153,407,496
Commercial & Professional Services - .6%
Cintas	10,507		1,120,782
Dun & Bradstreet	4,578		571,563
Equifax	14,047		1,741,407

8

Common Stocks - 98.3% (continued)	Shares		Value ($)
Commercial & Professional Services - .6% (continued)
Nielsen Holdings	40,587		1,827,227
Pitney Bowes	24,470		436,545
Republic Services	28,254		1,487,008
Robert Half International	15,892		594,679
Stericycle	9,967	[a,b]	798,257
Verisk Analytics	18,583	[b]	1,515,444
Waste Management	48,554		3,188,056
			13,280,968
Consumer Durables & Apparel - 1.3%
Coach	33,727		1,210,462
D.R. Horton	39,713		1,144,926
Garmin	14,729	[a]	712,294
Hanesbrands	46,464		1,194,125
Harman International Industries	8,454		673,868
Hasbro	12,845		1,071,401
Leggett & Platt	15,375		705,405
Lennar, Cl. A	22,130		922,600
Mattel	41,308		1,302,441
Michael Kors Holdings	20,668	[b]	1,049,521
Mohawk Industries	7,454	[b]	1,373,772
Newell Brands	56,829		2,728,929
NIKE, Cl. B	160,286		8,043,151
PulteGroup	37,769		702,503
PVH	9,700		1,037,706
Ralph Lauren	7,107		697,197
Under Armour, Cl. A	21,089	[a,b]	655,868
Under Armour, Cl. C	21,238	[b]	549,215
VF	39,343		2,132,784
Whirlpool	9,213		1,380,292
			29,288,460
Consumer Services - 1.6%
Carnival	52,259		2,565,917
Chipotle Mexican Grill	3,572	[a,b]	1,288,635
Darden Restaurants	14,698		952,283
H&R Block	27,687		635,970
Marriott International, Cl. A	38,414		2,639,042
McDonald's	102,308		11,516,812
Royal Caribbean Cruises	20,080		1,543,550
Starbucks	174,063		9,237,523

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Consumer Services - 1.6% (continued)
Wyndham Worldwide	13,319		876,923
Wynn Resorts	9,554	[a]	903,331
Yum! Brands	42,591		3,674,751
			35,834,737
Diversified Financials - 4.8%
Affiliated Managers Group	6,324	[b]	838,942
American Express	93,454		6,207,215
Ameriprise Financial	19,403		1,715,031
Bank of New York Mellon	128,354		5,553,878
Berkshire Hathaway, Cl. B	225,355	[b]	32,518,726
BlackRock	14,621		4,989,270
Capital One Financial	60,946		4,512,442
Charles Schwab	142,608		4,520,674
CME Group	40,192		4,023,219
Discover Financial Services	48,931		2,756,283
E*TRADE Financial	33,092	[b]	931,871
Franklin Resources	42,399		1,427,150
Goldman Sachs Group	45,253		8,065,895
Intercontinental Exchange	14,136		3,822,233
Invesco	49,354		1,386,354
Legg Mason	11,328		325,340
Leucadia National	37,561		701,264
Moody's	20,070		2,017,436
Morgan Stanley	176,219		5,915,672
Nasdaq	13,767		880,675
Navient	40,673		519,801
Northern Trust	25,165		1,822,449
S&P Global	31,583		3,848,389
State Street	44,524		3,126,030
Synchrony Financial	95,027		2,716,822
T. Rowe Price Group	29,515		1,889,255
			107,032,316
Energy - 7.0%
Anadarko Petroleum	64,263		3,819,793
Apache	45,179		2,687,247
Baker Hughes	51,389		2,846,951
Cabot Oil & Gas	53,956		1,126,601
Chesapeake Energy	74,640	[a,b]	411,266
Chevron	224,475		23,513,756

10

Common Stocks - 98.3% (continued)	Shares		Value ($)
Energy - 7.0% (continued)
Cimarex Energy	11,171		1,442,511
Concho Resources	16,561	[b]	2,102,253
ConocoPhillips	146,712		6,374,636
Devon Energy	62,076		2,352,060
EOG Resources	65,428		5,916,000
EQT	20,376		1,344,816
Exxon Mobil	493,513		41,119,503
FMC Technologies	27,785	[b]	896,622
Halliburton	102,177		4,700,142
Helmerich & Payne	12,747	[a]	804,463
Hess	31,183		1,495,849
Kinder Morgan	225,975		4,616,669
Marathon Oil	99,257		1,308,207
Marathon Petroleum	62,993		2,745,865
Murphy Oil	17,959	[a]	464,599
National Oilwell Varco	45,232	[a]	1,451,947
Newfield Exploration	23,314	[b]	946,315
Noble Energy	50,860		1,753,144
Occidental Petroleum	90,627		6,607,615
ONEOK	24,948		1,208,232
Phillips 66	53,527		4,343,716
Pioneer Natural Resources	20,001		3,580,579
Range Resources	21,977		742,603
Schlumberger	165,449		12,943,075
Southwestern Energy	56,307	[b]	585,030
Spectra Energy	82,824		3,462,871
Tesoro	14,110		1,198,927
Transocean	40,162	[a,b]	385,957
Valero Energy	55,546		3,290,545
Williams	79,712		2,327,590
			156,917,955
Food & Staples Retailing - 2.1%
Costco Wholesale	51,837		7,665,137
CVS Health	127,158		10,693,988
Kroger	113,823		3,526,237
Sysco	61,773		2,972,517
Walgreens Boots Alliance	102,002		8,438,625
Wal-Mart Stores	180,810		12,660,316

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Food & Staples Retailing - 2.1% (continued)
Whole Foods Market	38,473	[a]	1,088,401
			47,045,221
Food, Beverage & Tobacco - 5.7%
Altria Group	232,537		15,375,346
Archer-Daniels-Midland	69,952		3,047,809
Brown-Forman, Cl. B	22,551		1,041,180
Campbell Soup	22,603		1,228,247
Coca-Cola	462,357		19,603,937
ConAgra Foods	49,958		2,406,976
Constellation Brands, Cl. A	21,023		3,513,364
Dr. Pepper Snapple Group	22,218		1,950,518
General Mills	70,478		4,368,226
Hershey	16,768		1,718,049
Hormel Foods	32,372		1,246,322
J.M. Smucker	13,952		1,832,037
Kellogg	29,455		2,212,954
Kraft Heinz	70,786		6,296,415
McCormick & Co.	13,635		1,307,187
Mead Johnson Nutrition	22,036		1,647,632
Molson Coors Brewing, Cl. B	21,805		2,263,577
Mondelez International, Cl. A	185,015		8,314,574
Monster Beverage	16,274	[b]	2,348,989
PepsiCo	170,968		18,327,770
Philip Morris International	184,618		17,804,560
Reynolds American	98,375		5,418,495
Tyson Foods, Cl. A	35,394		2,507,665
			125,781,829
Health Care Equipment & Services - 5.2%
Abbott Laboratories	174,793		6,858,877
Aetna	41,665		4,472,738
AmerisourceBergen	21,895		1,539,656
Anthem	31,228		3,805,444
Baxter International	60,035		2,857,066
Becton Dickinson & Co.	25,190		4,229,653
Boston Scientific	160,822	[b]	3,538,084
C.R. Bard	8,784		1,903,317
Cardinal Health	38,122		2,618,600
Centene	20,041	[b]	1,252,162
Cerner	35,321	[b]	2,069,104

12

Common Stocks - 98.3% (continued)	Shares		Value ($)
Health Care Equipment & Services - 5.2% (continued)
Cigna	30,335		3,604,708
Cooper	5,206		916,464
Danaher	72,078		5,661,727
DaVita	19,466	[b]	1,141,097
DENTSPLY SIRONA	28,278		1,627,964
Edwards Lifesciences	25,605	[b]	2,438,108
Express Scripts Holding	75,316	[b]	5,076,298
HCA Holdings	35,395	[b]	2,708,779
Henry Schein	9,833	[b]	1,467,084
Hologic	32,224	[b]	1,160,386
Humana	17,679		3,032,479
Intuitive Surgical	4,569	[b]	3,070,734
Laboratory Corporation of America Holdings	12,114	[b]	1,518,369
McKesson	27,064		3,441,729
Medtronic	165,136		13,544,455
Patterson	10,429		445,423
Quest Diagnostics	16,774		1,366,075
St. Jude Medical	33,857		2,635,429
Stryker	37,043		4,272,910
UnitedHealth Group	113,259		16,006,894
Universal Health Services, Cl. B	10,924		1,318,636
Varian Medical Systems	11,188	[a,b]	1,015,087
Zimmer Biomet Holdings	23,633		2,490,918
			115,106,454
Household & Personal Products - 2.1%
Church & Dwight	30,748		1,483,898
Clorox	15,123		1,815,062
Colgate-Palmolive	106,017		7,565,373
Coty	56,185	[b]	1,291,693
Estee Lauder, Cl. A	26,280		2,289,776
Kimberly-Clark	42,858		4,903,384
Procter & Gamble	317,420		27,552,056
			46,901,242
Insurance - 2.7%
Aflac	49,124		3,383,170
Allstate	44,544		3,024,538
American International Group	124,056		7,654,255
Aon	31,511		3,492,364
Arthur J. Gallagher & Co.	20,776		1,002,026

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Insurance - 2.7% (continued)
Assurant	7,347		591,580
Chubb	55,070		6,993,890
Cincinnati Financial	17,581		1,244,383
Hartford Financial Services Group	46,847		2,066,421
Lincoln National	28,031		1,376,042
Loews	32,747		1,409,103
Marsh & McLennan	61,324		3,887,328
MetLife	130,634		6,134,573
Principal Financial Group	32,658		1,783,127
Progressive	68,519		2,159,034
Prudential Financial	52,256		4,430,786
Torchmark	13,148		833,715
Travelers	34,451		3,726,909
Unum Group	29,184		1,033,114
Willis Towers Watson	15,619		1,966,432
XL Group	33,852		1,174,664
			59,367,454
Materials - 2.8%
Air Products & Chemicals	25,226		3,365,653
Albemarle	13,322		1,113,053
Alcoa	51,043		1,465,955
Avery Dennison	10,337		721,419
Ball	20,356		1,568,837
CF Industries Holdings	26,641		639,650
Dow Chemical	133,775		7,198,433
E.I. du Pont de Nemours & Co.	103,890		7,146,593
Eastman Chemical	17,371		1,249,149
Ecolab	31,397		3,584,595
FMC	15,427		723,372
Freeport-McMoRan	147,486	[a,b]	1,648,893
International Flavors & Fragrances	9,498		1,242,148
International Paper	48,065		2,164,367
LyondellBasell Industries, Cl. A	40,815		3,246,833
Martin Marietta Materials	7,832		1,451,896
Monsanto	52,308		5,271,077
Mosaic	41,250		970,613
Newmont Mining	62,356		2,309,666
Nucor	37,899		1,851,366
Owens-Illinois	19,779	[b]	381,735

14

Common Stocks - 98.3% (continued)	Shares		Value ($)
Materials - 2.8% (continued)
PPG Industries	31,521		2,935,551
Praxair	33,896		3,967,866
Sealed Air	24,192		1,103,881
Sherwin-Williams	9,472		2,319,314
Vulcan Materials	15,445		1,748,374
WestRock	30,842		1,424,580
			62,814,869
Media - 2.9%
CBS, Cl. B	48,790		2,762,490
Charter Communications, Cl. A	25,657	[b]	6,411,428
Comcast, Cl. A	286,587		17,716,808
Discovery Communications, Cl. A	18,244	[a,b]	476,351
Discovery Communications, Cl. C	27,339	[b]	686,482
Interpublic Group of Companies	49,731		1,113,477
News Corp., Cl. A	45,043		545,921
News Corp., Cl. B	11,884		147,362
Omnicom Group	27,957		2,231,528
Scripps Networks Interactive, Cl. A	10,561		679,706
TEGNA	26,852		526,836
Time Warner	93,218		8,295,470
Twenty-First Century Fox, Cl. A	128,042		3,363,663
Twenty-First Century Fox, Cl. B	56,490		1,490,771
Viacom, Cl. B	41,271		1,550,139
Walt Disney	176,324		16,343,472
			64,341,904
Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
AbbVie	193,531		10,795,159
Agilent Technologies	39,674		1,728,596
Alexion Pharmaceuticals	26,377	[b]	3,442,199
Allergan	47,111	[b]	9,843,372
Amgen	89,075		12,573,827
Biogen	25,985	[b]	7,280,477
Bristol-Myers Squibb	198,809		10,121,366
Celgene	91,912	[b]	9,391,568
Eli Lilly & Co.	115,385		8,520,028
Endo International	23,886	[b]	447,863
Gilead Sciences	157,464		11,594,074
Illumina	17,327	[b]	2,358,898
Johnson & Johnson	325,994		37,812,044

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 8.6% (continued)
Mallinckrodt	12,996	[b]	770,143
Merck & Co.	329,035		19,320,935
Mettler-Toledo International	3,174	[b]	1,282,550
Mylan	53,913	[b]	1,967,825
PerkinElmer	13,600		692,104
Perrigo	17,282		1,437,690
Pfizer	721,833		22,889,324
Regeneron Pharmaceuticals	9,063	[b]	3,126,916
Thermo Fisher Scientific	46,625		6,855,274
Vertex Pharmaceuticals	29,435	[b]	2,232,939
Waters	9,847	[b]	1,370,112
Zoetis	57,933		2,769,197
			190,624,480
Real Estate - 2.9%
American Tower	50,532	[c]	5,921,845
Apartment Investment & Management, Cl. A	17,515	[c]	771,886
AvalonBay Communities	16,286	[c]	2,787,837
Boston Properties	18,216	[c]	2,194,664
CBRE Group, Cl. A	35,104	[b,c]	904,279
Crown Castle International	40,054	[c]	3,644,513
Digital Realty Trust	17,249	[a,c]	1,611,574
Equinix	8,417	[c]	3,007,226
Equity Residential	43,342	[c]	2,676,369
Essex Property Trust	7,767	[c]	1,662,837
Extra Space Storage	14,481	[c]	1,059,285
Federal Realty Investment Trust	8,146	[c]	1,183,044
General Growth Properties	68,790	[c]	1,716,311
HCP	55,283	[a,c]	1,893,443
Host Hotels & Resorts	88,091	[c]	1,363,649
Iron Mountain	28,406	[c]	958,134
Kimco Realty	49,998	[c]	1,330,447
Macerich	14,719	[c]	1,041,811
Prologis	62,558	[c]	3,263,025
Public Storage	17,679	[c]	3,778,356
Realty Income	30,502	[c]	1,806,938
Simon Property Group	37,229	[c]	6,923,105
SL Green Realty	12,018	[c]	1,180,408
UDR	30,719	[c]	1,074,243
Ventas	41,481	[c]	2,810,338

16

Common Stocks - 98.3% (continued)	Shares		Value ($)
Real Estate - 2.9% (continued)
Vornado Realty Trust	20,591	[c]	1,910,433
Welltower	42,311	[c]	2,899,573
Weyerhaeuser	89,290	[c]	2,672,450
			64,048,023
Retailing - 5.5%
Advance Auto Parts	8,582		1,202,167
Amazon.com	46,667	[b]	36,858,530
AutoNation	8,271	[b]	362,849
AutoZone	3,502	[b]	2,599,044
Bed Bath & Beyond	18,358		742,030
Best Buy	33,394	[a]	1,299,361
CarMax	23,052	[a,b]	1,151,217
Dollar General	31,705		2,190,498
Dollar Tree	27,672	[b]	2,090,620
Expedia	14,206		1,835,841
Foot Locker	16,179	[a]	1,080,272
Gap	28,006	[a]	772,686
Genuine Parts	17,388		1,575,179
Home Depot	147,336		17,976,465
Kohl's	22,557	[a]	986,869
L Brands	28,791		2,078,422
LKQ	36,197	[b]	1,168,439
Lowe's	104,471		6,962,992
Macy's	36,668		1,338,015
Netflix	50,790	[b]	6,342,147
Nordstrom	14,417	[a]	749,684
O'Reilly Automotive	11,396	[b]	3,013,558
Priceline Group	5,889	[b]	8,681,740
Ross Stores	47,607		2,977,342
Signet Jewelers	9,398	[a]	763,681
Staples	78,103		577,962
Target	69,094		4,748,831
The TJX Companies	78,436		5,784,655
Tiffany & Co.	13,216	[a]	970,319
Tractor Supply	15,783		988,489
TripAdvisor	13,136	[b]	847,009
Ulta Salon Cosmetics & Fragrance	7,110	[b]	1,730,147
Urban Outfitters	11,015	[b]	368,452
			122,815,512

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices	37,292		2,390,417
Applied Materials	129,838		3,775,689
Broadcom	46,421		7,904,568
First Solar	9,079	[a,b]	367,609
Intel	562,812		19,625,254
KLA-Tencor	17,877		1,342,741
Lam Research	18,964		1,836,853
Linear Technology	27,914		1,676,515
Microchip Technology	25,398		1,537,849
Micron Technology	126,027	[b]	2,162,623
NVIDIA	63,160		4,494,466
Qorvo	15,309	[b]	851,946
QUALCOMM	175,319		12,047,922
Skyworks Solutions	22,280	[a]	1,714,223
Texas Instruments	119,130		8,440,361
Xilinx	30,289		1,540,801
			71,709,837
Software & Services - 12.8%
Accenture, Cl. A	74,010		8,602,922
Activision Blizzard	76,589		3,306,347
Adobe Systems	59,174	[b]	6,361,797
Akamai Technologies	20,966	[b]	1,456,508
Alliance Data Systems	7,136		1,459,098
Alphabet, Cl. A	35,060	[b]	28,395,094
Alphabet, Cl. C	35,169	[b]	27,591,487
Autodesk	24,158	[b]	1,746,140
Automatic Data Processing	54,532		4,747,556
CA	37,052		1,138,978
Citrix Systems	18,636	[b]	1,580,333
Cognizant Technology Solutions, Cl. A	71,793	[b]	3,686,571
CSRA	16,399		411,451
eBay	125,782	[b]	3,586,045
Electronic Arts	36,013	[b]	2,827,741
Facebook, Cl. A	276,170	[b]	36,175,508
Fidelity National Information Services	37,841		2,797,207
Fiserv	26,325	[b]	2,592,486
Global Payments	18,163		1,317,181
International Business Machines	103,887		15,966,393
Intuit	29,457		3,203,154

18

Common Stocks - 98.3% (continued)	Shares		Value ($)
Software & Services - 12.8% (continued)
Mastercard, Cl. A	114,476		12,251,222
Microsoft	929,342		55,686,173
Oracle	361,158		13,875,690
Paychex	37,962		2,095,502
PayPal Holdings	133,159	[b]	5,547,404
Red Hat	21,931	[b]	1,698,556
salesforce.com	76,449	[b]	5,745,907
Symantec	73,411		1,837,477
Teradata	16,867	[b]	454,734
Total System Services	19,886		991,914
VeriSign	11,298	[a,b]	949,258
Visa, Cl. A	225,080		18,571,351
Western Union	60,292		1,210,060
Xerox	105,410		1,029,856
Yahoo!	103,960	[b]	4,319,538
			285,214,639
Technology Hardware & Equipment - 5.2%
Amphenol, Cl. A	36,503		2,406,643
Apple	643,772		73,093,873
Cisco Systems	598,276		18,355,108
Corning	124,589		2,829,416
F5 Networks	8,070	[b]	1,115,355
FLIR Systems	17,570		578,404
Harris	14,479		1,291,672
Hewlett Packard Enterprise	197,740		4,443,218
HP	203,802		2,953,091
Juniper Networks	44,823		1,180,638
Motorola Solutions	19,609		1,423,221
NetApp	33,696		1,143,642
Seagate Technology	35,513	[a]	1,218,451
TE Connectivity	42,734		2,686,687
Western Digital	33,589		1,962,941
			116,682,360
Telecommunication Services - 2.4%
AT&T	732,263		26,939,956
CenturyLink	64,662		1,718,716
Frontier Communications	135,515	[a]	544,770
Level 3 Communications	34,416	[b]	1,932,458

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Telecommunication Services - 2.4% (continued)
Verizon Communications	485,132		23,334,849
			54,470,749
Transportation - 2.1%
Alaska Air Group	14,456		1,044,012
American Airlines Group	65,058		2,641,355
CH Robinson Worldwide	16,680		1,136,242
CSX	113,506		3,463,068
Delta Air Lines	89,838		3,752,533
Expeditors International of Washington	22,508		1,158,487
FedEx	29,243		5,097,640
J.B. Hunt Transport Services	10,896		889,223
Kansas City Southern	13,142		1,153,342
Norfolk Southern	34,818		3,238,074
Ryder System	6,214		431,189
Southwest Airlines	74,224		2,972,671
Union Pacific	99,354		8,761,036
United Continental Holdings	36,193	[b]	2,035,132
United Parcel Service, Cl. B	82,217		8,859,704
			46,633,708
Utilities - 3.3%
AES	76,155		896,344
Alliant Energy	26,946		1,025,295
Ameren	28,659		1,431,517
American Electric Power	57,863		3,751,837
American Water Works	21,045		1,558,172
CenterPoint Energy	51,758		1,180,082
CMS Energy	32,945		1,388,632
Consolidated Edison	35,997		2,719,573
Dominion Resources	74,219		5,581,269
DTE Energy	21,494		2,063,639
Duke Energy	81,689		6,536,754
Edison International	38,869		2,856,094
Entergy	21,164		1,559,364
Eversource Energy	37,937		2,088,811
Exelon	109,427		3,728,178
FirstEnergy	50,213		1,721,804
NextEra Energy	55,430		7,095,040
NiSource	36,765		855,154
NRG Energy	40,753		433,204

20

Common Stocks - 98.3% (continued)	Shares		Value ($)
Utilities - 3.3% (continued)
PG&E	59,110		3,671,913
Pinnacle West Capital	12,665		964,186
PPL	79,420		2,727,283
Public Service Enterprise Group	60,416		2,542,305
SCANA	16,699		1,225,039
Sempra Energy	29,348		3,143,171
Southern	115,457		5,954,117
WEC Energy Group	37,733		2,253,415
Xcel Energy	60,604		2,518,096
			73,470,288
Total Common Stocks (cost $1,189,676,171)			2,189,017,877
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.19%, 12/15/16 (cost $1,644,623)	1,645,000	[d]	1,644,651
Other Investment - 1.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $32,928,263)	32,928,263	[e]	32,928,263
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $6,877,364)	6,877,364	[e]	6,877,364
Total Investments (cost $1,231,126,421)	100.2%		2,230,468,155
Liabilities, Less Cash and Receivables	(.2%)		(4,079,420)
Net Assets	100.0%		2,226,388,735

aSecurity, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $35,046,445 and the value of the collateral held by the fund was $35,836,756, consisting of cash collateral of $6,877,364 and U.S. Government & Agency securities valued at $28,959,392.
bNon-income producing security.
cInvestment in real estate investment trust.
dHeld by or on behalf of a counterparty for open financial futures contracts.
eInvestment in affiliated money market mutual fund.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.8
Pharmaceuticals, Biotechnology & Life Sciences	8.6
Energy	7.0
Capital Goods	6.9
Banks	5.7
Food, Beverage & Tobacco	5.7
Retailing	5.5
Health Care Equipment & Services	5.2
Technology Hardware & Equipment	5.2
Diversified Financials	4.8
Utilities	3.3
Semiconductors & Semiconductor Equipment	3.2
Media	2.9
Real Estate	2.9
Materials	2.8
Insurance	2.7
Telecommunication Services	2.4
Food & Staples Retailing	2.1
Household & Personal Products	2.1
Transportation	2.1
Short-Term/Money Market Investments	1.9
Consumer Services	1.6
Consumer Durables & Apparel	1.3
Automobiles & Components	.9
Commercial & Professional Services	.6
100.2

† Based on net assets.

See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES
October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Long
Standard & Poor's 500 E-mini	352	37,313,760	December 2016	(377,626)
Gross Unrealized Depreciation				(377,626)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $35,046,445)—Note 1(b):
Unaffiliated issuers	1,191,320,794	2,190,662,528
Affiliated issuers	39,805,627	39,805,627
Cash		1,616,284
Dividends and securities lending income receivable		2,194,672
Receivable for investment securities sold		502,515
Receivable for shares of Common Stock subscribed		285,257
Other assets		31,537
		2,235,098,420
Liabilities ($):
Due to The Dreyfus Corporation—Note 3(b)		365,128
Liability for securities on loan—Note 1(b)		6,877,364
Payable for shares of Common Stock redeemed		1,403,092
Payable for futures variation margin—Note 4		60,101
Accrued expenses		4,000
		8,709,685
Net Assets ($)		2,226,388,735
Composition of Net Assets ($):
Paid-in capital		1,215,669,715
Accumulated undistributed investment income—net		13,201,194
Accumulated net realized gain (loss) on investments		(1,446,282)
Accumulated net unrealized appreciation (depreciation) on investments [including ($377,626) net unrealized (depreciation) on financial futures]		998,964,108
Net Assets ($)		2,226,388,735
Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)		51,108,177
Net Asset Value Per Share ($)		43.56

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	47,618,899
Affiliated issuers	96,323
Income from securities lending—Note 1(b)	178,459
Interest	3,657
Total Income	47,897,338
Expenses:
Management fee—Note 3(a)	4,305,593
Directors’ fees—Note 3(a,c)	170,369
Loan commitment fees—Note 2	34,480
Total Expenses	4,510,442
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(170,369)
Net Expenses	4,340,073
Investment Income—Net	43,557,265
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,656,983
Net realized gain (loss) on financial futures	7,467,062
Net Realized Gain (Loss)	26,124,045
Net unrealized appreciation (depreciation) on investments	26,572,345
Net unrealized appreciation (depreciation) on financial futures	(2,982,123)
Net Unrealized Appreciation (Depreciation)	23,590,222
Net Realized and Unrealized Gain (Loss) on Investments	49,714,267
Net Increase in Net Assets Resulting from Operations	93,271,532

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	43,557,265	41,609,147
Net realized gain (loss) on investments	26,124,045	11,443,690
Net unrealized appreciation (depreciation) on investments	23,590,222	53,639,372
Net Increase (Decrease) in Net Assets Resulting from Operations	93,271,532	106,692,209
Dividends to Shareholders from ($):
Investment income—net	(41,839,246)	(40,112,534)
Net realized gain on investments	(14,285,634)	-
Total Dividends	(56,124,880)	(40,112,534)
Capital Stock Transactions ($):
Net proceeds from shares sold	492,946,022	428,627,232
Dividends reinvested	42,091,827	30,056,590
Cost of shares redeemed	(501,560,260)	(543,341,892)
Increase (Decrease) in Net Assets from Capital Stock Transactions	33,477,589	(84,658,070)
Total Increase (Decrease) in Net Assets	70,624,241	(18,078,395)
Net Assets ($):
Beginning of Period	2,155,764,494	2,173,842,889
End of Period	2,226,388,735	2,155,764,494
Undistributed investment income—net	13,201,194	12,451,777
Capital Share Transactions (Shares):
Shares sold	11,632,406	10,174,081
Shares issued for dividends reinvested	985,354	705,358
Shares redeemed	(11,794,982)	(12,894,112)
Net Increase (Decrease) in Shares Outstanding	822,778	(2,014,673)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	42.87	41.56	36.17	29.06	25.75
Investment Operations:
Investment income—net[a]	.86	.80	.70	.65	.55
Net realized and unrealized gain (loss) on investments	.94	1.28	5.39	7.08	3.27
Total from Investment Operations	1.80	2.08	6.09	7.73	3.82
Distributions:
Dividends from investment income—net	(.83)	(.77)	(.67)	(.62)	(.51)
Dividends from net realized gain on investments	(.28)	-	(.03)	-	-
Total Distributions	(1.11)	(.77)	(.70)	(.62)	(.51)
Net asset value, end of period	43.56	42.87	41.56	36.17	29.06
Total Return (%)	4.28	5.02	17.03	26.96	15.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income to average net assets	2.02	1.88	1.81	2.01	1.97
Portfolio Turnover Rate	5.11	8.71	5.41	3.45	3.28
Net Assets, end of period ($ x 1,000)	2,226,389	2,155,764	2,173,843	1,868,831	1,369,234

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.

The Company’s Board of Directors (the “Board”), approved, effective August 31, 2016, a change in the fund’s name from “Dreyfus BASIC S&P 500 Stock Index Fund” to “Dreyfus Institutional S&P 500 Stock Index Fund.” The existing fund shares were redesignated as Class I shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

28

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

29

NOTES TO FINANCIAL STATEMENTS (continued)

the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	2,176,947,718	-	-	2,176,947,718
Equity Securities—Foreign Common Stocks†	12,070,159	-	-	12,070,159
Mutual Funds	39,805,627	-	-	39,805,627
U.S. Treasury	-	1,644,651	-	1,644,651
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(377,626)	-	-	(377,626)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

31

NOTES TO FINANCIAL STATEMENTS (continued)

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $40,038 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	5,459,735	165,332,238	170,791,973	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	41,848,978	261,998,454	270,919,169	32,928,263	1.5
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	23,404,359	16,526,995	6,877,364.3
Total	47,308,713	450,735,051	458,238,137	39,805,627	1.8

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

32

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $14,359,549, undistributed capital gains $21,938,477 and unrealized appreciation $974,420,994.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $44,021,942 and $40,112,534, and long-term capital gains $12,102,938 and $0, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $968,602 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

33

NOTES TO FINANCIAL STATEMENTS (continued)

the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $170,369.

(b) The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $379,297, which are offset against an expense reimbursement currently in effect in the amount of $14,169.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2016, amounted to $142,841,805 and $108,483,267, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect

34

against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	42,765,957

At October 31, 2016, the cost of investments for federal income tax purposes was $1,256,047,161; accordingly, accumulated net unrealized appreciation on investments was $974,420,994, consisting of $1,034,170,672 gross unrealized appreciation and $59,749,678 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for

35

NOTES TO FINANCIAL STATEMENTS (continued)

coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013,

36

certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A response to the petition on behalf of all defendants is expected to be filed in Fall 2016.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014, the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. As of November 28, 2016, no date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss, if any, that may result.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional S&P 500 Stock Index Fund (the “Fund”) (formerly known as Dreyfus BASIC S&P 500 Stock Index Fund), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional S&P 500 Stock Index Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $43,907,049 as ordinary income dividends paid during the year ended October 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.2412 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0435 as a short-term capital gain dividend paid on December 29, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

40

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

42

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

43

NOTES

44

NOTES

45

For More Information

Dreyfus Institutional S&P 500 Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0713AR1016

Dreyfus Opportunistic Fixed Income Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic Fixed Income Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015, through October 31, 2016, as provided by David Leduc, CFA, David Horsfall, CFA, Brendan Murphy, CFA, and Raman Srivastava, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of -3.80%, Class C shares returned -4.46%, Class I shares returned -3.48%, and Class Y shares returned -3.47%.1 In comparison, the Citi 1-Month Treasury Bill Index (the “Index”) achieved a total return of 0.18% for the same period.2

Global fixed-income securities generally gained a degree of value amid heightened volatility during the reporting period as economic weakness led to more accommodative monetary policies and falling interest rates in most regions of the world. The fund lagged its benchmark, mainly due to shortfalls in its currency and asset allocation strategies.

As of August 1, 2016, Brendan Murphy became a Portfolio Manager for the fund.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries, and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability, and extensive research into the credit history and current financial strength of the securities’ issuers.

Robust Investor Demand Supported Global Bond Prices

Over the final months of 2015, concerns about global economic conditions sparked heightened bond market turbulence. Sluggish growth in Europe and Japan and falling commodity prices caused investors to flock to traditional safe havens, hurting riskier emerging-markets and corporate-backed bonds while sending prices of high-quality sovereign bonds higher and their yields lower. Investors also anticipated at the time that U.S. monetary policymakers would raise short-term interest rates, as indeed they did in December 2015, a move that many worried could weigh on the U.S. and global economies.

Investor sentiment changed dramatically in mid-February 2016 after U.S. monetary policymakers indicated that they would delay additional rate hikes. In addition, investors were encouraged when commodity prices began to rebound, several central banks announced new stimulus measures, and foreign currencies gained value against the U.S. dollar. The Bank of Japan and European Central Bank adopted negative short-term interest rates, a move that drove international fixed-income investors to higher yielding market

3

DISCUSSION OF FUND PERFORMANCE (continued)

sectors such as corporate-backed securities, emerging-markets bonds, and U.S. government securities.

In June and early July, concerns surrounding a referendum in the United Kingdom to leave the European Union produced renewed market volatility. Yet, higher yielding bond market sectors quickly rebounded amid robust demand from international investors seeking more competitive yields than were available from sovereign bonds in overseas markets.

Currency and Allocation Strategies Weighed on Results

Although the fund participated in the international bond market’s moderate gains over the reporting period, its performance compared to the benchmark was hampered, in part, by its currency position. Most notably, underweighted exposure to rallying Asian currencies and an overweighted position in the Mexican peso proved counterproductive. In addition, the fund’s allocation to inflation-linked bonds in Europe, Japan, and the United States lagged market averages when global inflationary pressures remained muted, and overweighted exposure to corporate-backed securities constrained relative results amid heightened market volatility early in the reporting period. Finally, our emphasis on subordinated commercial mortgage-backed securities (CMBS) detracted from relative results in late 2015 and early 2016.

An emphasis on emerging-markets bonds produced better relative results, a strategy that enabled the fund to participate more fully in the rally during the spring and summer of 2016. A position in asset-backed securities (ABS) also added a degree of value. The fund’s interest rate strategies further bolstered relative performance, as relatively long duration positions in Australia, New Zealand, and the United States helped capture more of the benefits of falling long-term interest rates.

At times during the reporting period, the fund employed forward contracts, options, and futures contracts to establish its currency and interest rate strategies.

Continued Volatility Expected

As of the reporting period’s end, we have maintained a generally cautious investment posture in anticipation of continued volatility in the financial markets. Global economic uncertainty seems likely to persist, as does the choppy U.S. economic recovery. While many major central banks are expected to maintain accommodative monetary policies, U.S. policymakers appear likely to raise short-term interest rates gradually. Meanwhile, yields of longer term sovereign bonds remain near historical lows, and yield differences have narrowed along the market’s credit-quality spectrum.

4

Therefore, we currently intend to maintain a generally conservative duration posture, and we have retained the fund’s emphasis on emerging-market currencies and inflation-linked bonds that offer relatively attractive values.

November 15, 2016

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2017, at which time it may be extended, modified, or terminated. Past performance is no guarantee of future results.
² Source: Lipper, Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Citi 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Fixed Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi 1-Month Treasury Bill Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Opportunistic fixed Income Fund on 10/31/06 to a $10,000 investment made in the Citi 1-Month Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	7/11/06	-8.12%	0.64%		3.22%
without sales charge	7/11/06	-3.80%	1.58%		3.69%
Class C shares
with applicable redemption charge †	7/11/06	-5.38%	0.84%		2.92%
without redemption	7/11/06	-4.46%	0.84%		2.92%
Class I shares	7/11/06	-3.48%	1.86%		3.96%
Class Y shares	7/1/13	-3.47%	1.80%	††	3.80%	††
Citi 1-Month Treasury Bill Index		0.18%	0.06%		0.72%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.52	$8.31	$3.15	$3.05
Ending value (after expenses)	$1,019.20	$1,016.30	$1,021.70	$1,021.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.52	$8.31	$3.15	$3.05
Ending value (after expenses)	$1,020.66	$1,016.89	$1,022.02	$1,022.12

† Expenses are equal to the fund’s annualized expense ratio of .89% for Class A, 1.64% for Class C, .62% for Class I and .60% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2016

Bonds and Notes - 92.4%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Certificates - 6.2%
Avant Loans Funding Trust, Ser. 2016-A, Cl. A		4.11	5/15/19	759,962	[b]	763,881
Avant Loans Funding Trust, Ser. 2016-B, Cl. A		3.92	8/15/19	312,195	[b]	313,977
Avant Loans Funding Trust, Ser. 2016-C, Cl. A		2.96	9/16/19	946,793	[b]	948,034
CIT Equipment Collateral, Ser. 2014-VT1, Cl. C		2.65	2/20/20	1,475,000	[b]	1,484,327
Conn's Receivables Funding, Ser. 2016-A, Cl. A		4.68	4/16/18	317,941	[b]	318,660
Dell Equipment Finance Trust, Ser. 2016-1, Cl. D		3.24	7/22/22	1,225,000	[b]	1,233,367
Marlette Funding Trust, Ser. 2016-1A, Cl. A		3.06	1/17/23	537,275	[b]	538,597
OneMain Financial Issuance Trust, Ser. 2016-1A, Cl. A		3.66	2/20/29	1,100,000	[b]	1,126,479
SoFi Consumer Loan Program Trust, Ser. 2016-2A, Cl. A		3.09	10/27/25	908,990	[b]	913,967
SoFi Consumer Loan Program Trust, Ser. 2016-3, Cl. A		3.05	12/26/25	1,025,000	[b]	1,027,130
Springleaf Funding Trust, Ser. 2015-AA, Cl. B		3.62	11/15/24	1,000,000	[b]	1,003,274
Trafigura Securitisation Finance, Ser. 2014-1A, Cl. B		2.77	10/15/21	1,560,000	[b,c]	1,550,531
					11,222,224
Asset-Backed Ctfs./Auto Receivables - 5.6%
BMW Canada Auto Trust, Ser. 2016-1A, Cl. A1	CAD	1.37	9/20/18	615,328	[b]	459,232
Globaldrive Auto Receivables, Ser. 2016-B, Cl. A	EUR	0.13	8/20/24	1,032,174	[c]	1,139,610
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. D		3.01	3/20/20	1,650,000		1,664,641
GO Financial Auto Securitization Trust, Ser. 2015-1, Cl. B		3.59	10/15/20	2,025,000	[b]	2,020,971
MBARC Credit Canada, Ser. 2016-AA, Cl. A1	CAD	1.26	9/17/18	1,050,000	[b]	784,693
MBARC Credit Canada, Ser. 2016-AA, Cl. A2	CAD	1.53	6/17/19	625,000	[b]	467,064
MBARC Credit Canada, Ser. 2016-AA. Cl. A3	CAD	1.72	7/15/21	175,000	[b]	130,777
Oscar US Funding Trust, Ser. 2016-2A, Cl. A2A		2.31	11/15/19	1,600,000	[b]	1,601,184
Westlake Automobile Receivables Trust, Ser. 2014-2A, Cl. D		2.86	7/15/21	1,875,000	[b]	1,883,992
					10,152,164
Asset-Backed Ctfs./Home Equity Loans - 5.4%
ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-HE2, Cl. A2C		0.69	5/25/36	459,057	[c]	448,884
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2		0.64	1/25/37	4,102,568	[c]	3,209,737

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 92.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./Home Equity Loans - 5.4% (continued)
Colony Starwood Homes, Ser. 2016-2A, Cl. A	1.79	12/17/23	800,000	[b,c]	801,280
Countrywide Asset-Backed Certificates, Ser. 2004-1, Cl. M5	2.10	1/25/34	1,693,689	[c]	1,613,975
HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Cl. 2A3	0.82	11/25/35	1,139,100	[c]	1,122,442
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Cl. AF6	5.03	11/25/36	472,829	[c]	474,722
Mastr Asset Backed Securities Trust, Ser. 2006-AM2, Cl. A3	0.70	6/25/36	1,098,324	[c]	869,139
Morgan Stanley ABS Capital I Trust, Ser. 2006-NC4, Cl. A2C	0.68	6/25/36	297,372	[c]	262,182
Structured Asset Securities Corp., Ser. 2002-BC1, Cl. M2	3.98	8/25/32	879,686	[c]	847,584
				9,649,945
Asset-Backed Ctfs./Student Loans - .3%
SMB Private Education Loan Trust, Ser. 2016-B, Cl. A1	1.17	11/15/23	604,821	[b,c]	605,761
Casinos - .5%
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	400,000	[b]	426,375
Scientific Games International, Gtd. Notes	10.00	12/1/22	510,000		471,750
				898,125
Commercial Mortgage Pass-Through Ctfs. - 8.3%
A10 Term Asset Financing, Ser. 2013-2, Cl. A	2.62	11/15/27	175,415	[b]	175,215
Banc of America Commercial Mortgage Trust, Ser. 2007-2, Cl. AJ	5.81	4/10/49	1,105,000	[c]	1,032,609
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2006-PWR14, Cl. AJ	5.27	12/11/38	983,000		979,442
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR16, Cl. AJ	5.90	6/11/40	900,000	[c]	891,733
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ	6.08	6/11/50	925,000	[c]	932,405
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Cl. AJ	5.90	12/10/49	2,900,000	[c]	2,190,588
Commercial Mortgage Trust, Ser. 2015-CR23, Cl. CMD	3.81	5/10/48	1,775,000	[b,c]	1,660,636
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LD12, Cl. AJ	6.24	2/15/51	2,255,000	[c]	2,091,557
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-INN, Cl. E	4.14	6/15/29	950,000	[b,c]	936,847
ML-CFC Commercial Mortgage Trust, Ser. 2006-4, Cl. AJ	5.24	12/12/49	850,000		848,974
ML-CFC Commercial Mortgage Trust, Ser. 2007-9, Cl. AJ	6.19	9/12/49	1,310,000	[c]	1,011,324
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM	5.87	4/15/49	1,100,000	[c]	1,070,822

10

Bonds and Notes - 92.4% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Commercial Mortgage Pass-Through Ctfs. - 8.3% (continued)
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C24, Cl. AJ		5.66	3/15/45	296,005	[c]	295,594
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. AJ		5.89	6/15/49	900,000	[c]	882,602
					15,000,348
Consumer Discretionary - 1.1%
Cox Communications, Sr. Unscd. Notes		3.35	9/15/26	250,000	[b]	247,157
GLP Capital, Gtd. Notes		5.38	4/15/26	405,000		430,312
Newell Brands, Sr. Unscd. Notes		2.60	3/29/19	430,000		438,921
Walgreens Boots Alliance, Sr. Unscd. Notes		1.75	5/30/18	550,000		552,804
Walt Disney, Sr. Unscd. Notes		3.00	7/30/46	275,000		245,030
					1,914,224
Consumer Staples - .8%
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/28	805,000		946,516
Kraft Heinz Foods, Scd. Notes		4.88	2/15/25	470,000	[b]	516,870
					1,463,386
Energy - 4.4%
Cimarex Energy, Gtd. Notes		5.88	5/1/22	580,000		607,256
Continental Resources, Gtd. Notes		3.80	6/1/24	475,000		439,375
Diamondback Energy, Gtd. Notes		4.75	11/1/24	225,000	[b]	225,281
Lukoil International Finance, Gtd. Notes		6.13	11/9/20	500,000		544,100
Lukoil International Finance, Gtd. Notes		4.75	11/2/26	850,000	[b]	851,776
MMC Norilsk Nickel, Sr. Unscd. Notes		4.38	4/30/18	1,400,000	[d]	1,434,090
NRG Energy, Gtd. Notes		6.25	7/15/22	425,000		428,187
Petrobras Global Finance, Gtd. Notes		5.38	1/27/21	1,025,000		1,017,517
Shell International Finance, Gtd. Notes		3.75	9/12/46	925,000		888,059
Transocean, Gtd. Notes		4.25	10/15/17	1,455,000		1,455,000
					7,890,641
Financials - 13.1%
AerCap Ireland Capital, Gtd. Notes		4.63	10/30/20	925,000		975,875
AerCap Ireland Capital, Gtd. Notes		5.00	10/1/21	425,000		452,625
Allianz Finance II, Gtd. Notes	EUR	5.75	7/8/41	1,100,000	[c]	1,407,539

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 92.4% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 13.1% (continued)
Ally Financial, Sr. Unscd. Notes		3.60	5/21/18	1,820,000		1,838,200
Bank of America, Sub. Notes		4.25	10/22/26	575,000		603,836
Barclays, Jr. Sub. Bonds		7.88	12/29/49	800,000	[c]	796,280
Barclays, Sub. Notes		5.20	5/12/26	1,300,000		1,343,391
Citigroup, Sub. Notes		4.30	11/20/26	575,000		601,478
Citizens Bank, Sr. Unscd. Notes		2.50	3/14/19	750,000		761,233
Daimler Finance North America, Gtd. Notes		1.50	7/5/19	700,000	[b]	695,452
Equate Petrochemical, Gtd. Notes		3.00	3/3/22	700,000	[b]	689,500
Ford Motor Credit, Sr. Unscd. Notes		3.34	3/18/21	975,000		1,003,694
General Motors Financial, Gtd. Notes		2.35	10/4/19	975,000		974,652
General Motors Financial, Gtd. Notes		2.44	1/15/20	1,000,000	[c]	1,010,356
Hyundai Capital America, Sr. Unscd. Notes		2.00	7/1/19	650,000	[b]	650,605
Intesa Sanpaolo, Gtd. Bonds		5.25	1/12/24	550,000		594,149
JPMorgan Chase & Co., Sr. Unscd. Notes		1.85	3/22/19	1,300,000		1,305,986
Lloyds Banking Group, Gtd. Notes		3.10	7/6/21	475,000	[d]	489,309
Morgan Stanley, Sub. Notes		3.95	4/23/27	575,000		591,738
Royal Bank of Scotland Group, Jr. Sub. Notes		8.63	12/29/49	850,000	[c]	847,875
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/23	1,600,000		1,569,550
Volkswagen Group of America Finance, Gtd. Notes		1.25	5/23/17	1,075,000	[b]	1,073,009
Volkswagen International Finance, Gtd. Notes		2.38	3/22/17	825,000	[b]	828,532
Wells Fargo & Co., Sr. Unscd. Notes		3.00	4/22/26	395,000		393,506
Wells Fargo & Co., Sub. Notes		4.30	7/22/27	215,000		228,901
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.		6.50	5/9/67	1,787,000	[b,c]	1,804,423
					23,531,694
Foreign/Governmental - 25.0%
Argentine Government, Sr. Unscd. Bonds	ARS	15.50	10/17/26	14,400,000		961,241
Argentine Government, Sr. Unscd. Notes		8.28	12/31/33	675,000	[d]	1,063,708
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	13,600,000		926,951
Bahraini Government, Sr. Unscd. Bonds		7.00	10/12/28	975,000	[b]	1,006,688

12

Bonds and Notes - 92.4% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 25.0% (continued)
Brazilian Government, Sr. Unscd. Bonds		5.63	2/21/47	1,075,000		1,032,000
Buenos Aires Province, Sr. Unscd. Notes		5.75	6/15/19	650,000	[b]	667,062
Buenos Aires Province, Sr. Unscd. Notes		9.13	3/16/24	605,000	[b]	671,550
European Investment Bank, Sr. Unscd. Notes	CAD	1.13	9/16/21	675,000	[b]	500,782
Hungarian Government, Bonds, Ser. 24/B	HUF	3.00	6/26/24	292,750,000		1,068,636
Hungarian Government, Bonds, Ser. 25/B	HUF	5.50	6/24/25	299,300,000		1,283,194
Icelandic Government, Unscd. Notes		5.88	5/11/22	1,700,000		1,995,015
Indonesian Government, Sr. Unscd. Notes	EUR	3.75	6/14/28	1,175,000	[b]	1,386,125
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/21	5,150,000		3,786,118
Italian Government, Unscd. Bonds	EUR	2.80	3/1/67	700,000		703,214
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/25	577,400,000	[e]	5,791,759
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	26,100,000		1,334,305
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/25	4,400,000	[f]	3,385,748
Peruvian Government, Sr. Unscd. Bonds	EUR	2.75	1/30/26	625,000		759,760
Polish Government, Bonds, Ser. 0725	PLN	3.25	7/25/25	13,330,000		3,456,983
Polish Government, Unscd. Notes	EUR	2.00	10/25/46	800,000		866,805
Qatar Government, Sr. Unscd. Notes		2.38	6/2/21	900,000	[b]	904,942
Romanian Government, Sr. Unscd. Notes	EUR	2.75	10/29/25	625,000	[b]	735,773
Romanian Government, Unscd. Notes	EUR	2.88	5/26/28	1,175,000	[b]	1,363,253
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/28	128,900,000		1,842,481
Russian Government, Unscd. Bonds		4.75	5/27/26	1,000,000		1,060,440
Saudi Arabian Government, Sr. Unscd. Notes		2.38	10/26/21	900,000	[b]	898,043
Singapore Government, Sr. Unscd. Bonds	SGD	2.13	6/1/26	2,925,000		2,147,386
Sri Lankan Government, Sr. Unscd. Bonds		6.00	1/14/19	900,000		930,949
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	875,000	[b]	889,325
United Kingdom Gilt, Unscd. Bonds	GBP	1.50	7/22/26	1,325,000		1,660,698
					45,080,934

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 92.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 1.6%
Aetna, Sr. Unscd. Notes	1.90	6/7/19	875,000		882,570
Mylan, Gtd. Notes	3.00	12/15/18	400,000	[b]	408,730
Mylan, Gtd. Notes	2.50	6/7/19	575,000	[b]	581,208
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/23	450,000	[d]	414,000
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	1.70	7/19/19	600,000		596,983
				2,883,491
Industrials - 1.1%
Mexico City Airport Trust, Sr. Scd. Notes	4.25	10/31/26	1,600,000	[b,d]	1,634,400
United Rentals North America, Gtd. Notes	5.50	7/15/25	425,000	[d]	431,906
				2,066,306
Information Technology - 2.0%
Diamond 1 Finance, Sr. Scd. Notes	3.48	6/1/19	1,175,000	[b]	1,206,412
First Data, Gtd. Notes	7.00	12/1/23	425,000	[b]	447,844
Infor US, Gtd. Notes	6.50	5/15/22	440,000		457,600
Oracle, Sr. Unscd. Notes	4.00	7/15/46	1,025,000		1,015,944
Sophia LP/Sophia Finance, Sr. Notes	9.00	9/30/23	425,000	[b,d]	448,375
				3,576,175
Materials - 1.7%
Ardagh Packaging Finance, Sr. Scd. Notes	3.85	12/15/19	540,000	[b,c]	550,125
BWAY Holding, Sr. Unscd. Notes	9.13	8/15/21	425,000	[b]	446,250
Glencore Funding, Gtd. Notes	2.24	1/15/19	2,000,000	[b,c]	2,007,500
				3,003,875
Municipal Bonds - 1.2%
Georgetown University, GO (Insured; National Public Finance Guarantee Corp.)	0.93	4/1/29	2,400,000	[c]	2,193,000
Real Estate - .4%
Omega Healthcare Investors, Gtd. Notes	4.38	8/1/23	675,000		689,538
Residential Mortgage Pass-Through Ctfs. - .7%
Impac Secured Assets Trust, Ser. 2006-2, Cl. 2A1	0.88	8/25/36	367,670	[c]	362,230
Residential Asset Securitization Trust, Ser. 05-A4, Cl. A1	0.98	4/25/35	1,287,490	[c]	966,226
				1,328,456

14

Bonds and Notes - 92.4% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - 2.4%
British Telecommunications, Sr. Unscd. Notes	EUR	0.63	3/10/21	550,000		609,150
Digicel Group, Sr. Unscd. Notes		8.25	9/30/20	652,000	[b]	578,976
GTH Finance, Gtd. Notes		6.25	4/26/20	575,000	[b]	602,151
Interoute Finco, Sr. Scd. Bonds	EUR	7.38	10/15/20	400,000	[b]	478,621
Sprint, Gtd. Notes		7.88	9/15/23	450,000		445,500
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/20	325,000		338,000
Sprint Spectrum, Sr. Scd. Notes		3.36	3/20/23	650,000	[b]	654,875
T-Mobile USA, Gtd. Notes		6.63	4/1/23	550,000		585,849
					4,293,122
U.S. Government Agencies/Mortgage-Backed - .5%
Government National Mortgage Association, Ser. 2011-53 (Interest Only)		0.38	5/16/51	430,424	[c,g]	12,750
Government National Mortgage Association, Ser. 2011-77 (Interest Only)		0.63	4/16/42	382,142	[c,g]	12,097
Government National Mortgage Association, Ser. 2012-125 (Interest Only)		0.49	2/16/53	21,997,460	[c,g]	796,790
					821,637
U.S. Government Securities - 8.2%
U.S. Treasury Inflation Protected Securities, Notes		0.63	1/15/26	14,190,680	[h]	14,821,328
Utilities - 1.9%
Calpine, Sr. Unscd. Notes		5.50	2/1/24	450,000		437,485
Dominion Resources, Jr. Sub. Notes		2.96	7/1/19	950,000	[c]	972,354
Dynegy, Gtd. Notes		7.38	11/1/22	440,000		427,900
Southern, Sr. Unscd. Notes		1.55	7/1/18	1,500,000		1,503,153
					3,340,892
Total Bonds and Notes (cost $166,057,779)				166,427,266
Floating Rate Loan Interests - 3.7%
Consumer Discretionary - .5%
Hilton Worldwide Finance, B-1 Term Loan		3.50	9/23/20	84,125	[c]	84,578
Hilton Worldwide Finance, B-2 Term Loan		2.50	10/25/23	859,983	[c]	865,556
					950,134

15

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 3.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 1.5%
Catalent Pharma Solutions, Dollar Term Loan	4.25	5/7/21	1,516,145	[c]	1,526,462
Onex Carestream Finance, First Lien Term Loan	5.00	6/7/19	1,205,665	[c]	1,122,589
				2,649,051
Information Technology - .4%
Avago Technologies Cayman Finance, B-3 Term Loan	3.53	2/1/23	674,719	[c]	682,495
Materials - .9%
Ineos U.S. Finance, Dollar Term Loan	3.75	12/15/20	627,891	[c]	630,638
Univar USA, Dollar Term Loan	4.25	6/24/22	909,787	[c]	912,253
				1,542,891
Real Estate - .4%
Capital Automotive, Tranche B-1 Term Loan	4.00	4/10/19	748,447	[c]	755,584
Total Floating Rate Loan Interests (cost $6,639,222)			6,580,155
Options Purchased - .2%			Face Amount Covered by Contracts		Value ($)
Call Options - .0%
New Zealand Cross Currency, December 2016 @ NZD 1.04		AUD	5,900,000		113,244
Put Options - .2%
Eurodollar, January 2017 @ 99			2,420,000		108,900
Mexican New Peso, December 2016 @ MXN 18.68			6,200,000		124,319
Mexican New Peso, February 2017 @ MXN 18.17			5,400,000		67,890
Swedish Krona Cross Currency, December 2016 @ SEK 9.46		EUR	3,600,000		1,896
				303,005
Total Options Purchased (cost $427,335)			416,249
Short-Term Investments - 1.2%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $2,149,901)	0.48	4/27/17	2,155,000	[i]	2,149,834

16

Other Investment - 1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,268,038)	3,268,038	[j] 3,268,038
Investment of Cash Collateral for Securities Loaned - 2.5%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $4,500,090)	4,500,090	[j] 4,500,090
Total Investments (cost $183,042,365)	101.8%	183,341,632
Liabilities, Less Cash and Receivables	(1.8%)	(3,260,332)
Net Assets	100.0%	180,081,300

AUD—Australian Dollar
EUR—Euro
GO—General Obligation

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso
CAD—Canadian Dollar
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
JPY—Japanese Yen
MXN—Mexican Peso
NZD—New Zealand Dollar
PLN—Polish Zloty
RUB—Russian Ruble
SGD—Singapore Dollar

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $49,827,866 or 27.67% of net assets.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Security, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $4,791,969 and the value of the collateral held by the fund was $4,948,350, consisting of cash collateral of $4,500,090 and U.S. Government & Agency securities valued at $448,260.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.
g Notional face amount shown.
h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
i Held by or on behalf of a counterparty for open derivative positions.
j Investment in affiliated money market mutual fund.

17

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	31.0
Foreign/Governmental	25.0
Asset-Backed	17.5
U.S. Government and Agency/Mortgage-Backed	8.7
Commercial Mortgage-Backed	8.3
Short-Term/Money Market Investments	5.5
Floating Rate Loan Interests	3.7
Municipal Bonds	1.2
Residential Mortgage-Backed	.7
Options Purchased	.2
101.8

† Based on net assets.

See notes to financial statements.

18

STATEMENT OF FINANCIAL FUTURES

October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Financial Futures Long
Australian 3 Year Bond	826	70,723,201	December 2016	(186,641)
Canadian 10 Year Bond	19	2,048,595	December 2016	(27,660)
Euro-Bobl	75	10,794,500	December 2016	(51,107)
Japanese 10 Year Bond	5	7,233,241	December 2016	2,261
Long Gilt	47	7,210,590	December 2016	(228,676)
U.S. Treasury 5 Year Notes	122	14,737,219	December 2016	(45,995)
Financial Futures Short
Australian 10 Year Bond	113	(11,400,092)	December 2016	97,840
Euro 30 Year Bond	32	(6,318,854)	December 2016	221,347
Euro-Bond	102	(18,158,340)	December 2016	353,437
U.S. Treasury 10 Year Notes	71	(9,203,375)	December 2016	25,197
U.S. Treasury 2 Year Notes	109	(23,777,328)	December 2016	30,200
U.S. Treasury Long Bond	19	(3,091,656)	December 2016	37,823
U.S. Treasury Ultra Long Bond	15	(2,639,063)	December 2016	95,698
Gross Unrealized Appreciation				863,803
Gross Unrealized Depreciation				(540,079)

See notes to financial statements.

19

STATEMENT OF OPTIONS WRITTEN
October 31, 2016

		Face Amount Covered by Contracts ($)	[a]	Value ($)
Call Options:
Mexican New Peso
February 2017 @ MXN 20.38		5,400,000		(84,207)
Mexican New Peso,
December 2016 @ MXN 21.25		6,200,000		(34,950)
Swedish Krona Cross Currency,
December 2016 @ SEK 9.85	EUR	3,600,000		(55,305)
Eurodollar,
January 2017 @ 99.25		2,420,000		(12,100)
Put Options:
Eurodollar,
January 2017 @ 98.88		2,420,000		(24,200)
Total Options Written (premiums received $369,459)				(210,762)

a Face amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,791,969)—Note 1(c):
Unaffiliated issuers	175,274,237	175,573,504
Affiliated issuers	7,768,128	7,768,128
Cash		786,842
Cash denominated in foreign currency	934,150	894,739
Receivable for investment securities sold		2,143,954
Dividends, interest and securities lending income receivable		1,141,990
Cash collateral held by broker—Note 4		1,109,178
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		208,465
Receivable for futures variation margin—Note 4		48,505
Receivable for shares of Common Stock subscribed		25,183
Prepaid expenses		35,577
		189,736,065
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		156,416
Liability for securities on loan—Note 1(c)		4,500,090
Payable for investment securities purchased		3,323,028
Payable for shares of Common Stock redeemed		788,537
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		416,698
Outstanding options written, at value (premiums received $369,459)—See Statement of Options Written—Note 4		210,762
Payable for swap variation margin—Note 4		101,541
Unrealized depreciation on swap agreements—Note 4		37,385
Accrued expenses		120,308
		9,654,765
Net Assets ($)		180,081,300
Composition of Net Assets ($):
Paid-in capital		293,363,550
Accumulated undistributed investment income—net		1,612,468
Accumulated net realized gain (loss) on investments		(115,668,988)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions (including $323,724 net unrealized appreciation on financial futures and $262,953 net unrealized appreciation on centrally cleared swap transactions)		774,270
Net Assets ($)		180,081,300

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	50,191,057	30,300,101	81,055,933	18,534,209
Shares Outstanding	4,444,456	2,691,017	7,181,346	1,643,446
Net Asset Value Per Share ($)	11.29	11.26	11.29	11.28

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Interest	17,191,795
Dividends from affiliated issuers	34,470
Income from securities lending—Note 1(c)	131,068
Total Income	17,357,333
Expenses:
Management fee—Note 3(a)	1,912,568
Shareholder servicing costs—Note 3(c)	625,076
Distribution fees—Note 3(b)	323,070
Professional fees	83,591
Prospectus and shareholders’ reports	50,773
Custodian fees—Note 3(c)	38,890
Directors’ fees and expenses—Note 3(d)	28,582
Registration fees	22,329
Loan commitment fees—Note 2	5,182
Miscellaneous	54,830
Total Expenses	3,144,891
Less—reduction in expenses due to undertaking—Note 3(a)	(6,467)
Less—reduction in fees due to earnings credits—Note 3(c)	(307)
Net Expenses	3,138,117
Investment Income—Net	14,219,216
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(50,848,204)
Net realized gain (loss) on options transactions	726,402
Net realized gain (loss) on financial futures	(850,998)
Net realized gain (loss) on swap transactions	(19,206,831)
Net realized gain (loss) on forward foreign currency exchange contracts	(426,031)
Net Realized Gain (Loss)	(70,605,662)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	21,149,858
Net unrealized appreciation (depreciation) on options transactions	229,152
Net unrealized appreciation (depreciation) on financial futures	(688,171)
Net unrealized appreciation (depreciation) on swap transactions	6,576,131
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(950,006)
Net Unrealized Appreciation (Depreciation)	26,316,964
Net Realized and Unrealized Gain (Loss) on Investments	(44,288,698)
Net (Decrease) in Net Assets Resulting from Operations	(30,069,482)

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	14,219,216	26,554,775
Net realized gain (loss) on investments	(70,605,662)	(34,893,676)
Net unrealized appreciation (depreciation) on investments	26,316,964	(16,792,460)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,069,482)	(25,131,361)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(7,867,924)	(9,340,283)
Class C	(2,127,890)	(2,497,339)
Class I	(11,105,023)	(19,169,864)
Class Y	(4,278,333)	(1,256,164)
Total Dividends	(25,379,170)	(32,263,650)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	14,680,816	130,299,805
Class C	4,419,689	29,495,217
Class I	40,014,799	249,680,391
Class Y	24,633,042	94,022,382
Dividends reinvested:
Class A	7,341,575	7,970,824
Class C	1,393,228	1,554,479
Class I	7,614,858	12,630,837
Class Y	1,310,065	550,966
Cost of shares redeemed:
Class A	(149,824,700)	(110,966,407)
Class C	(34,941,773)	(19,872,824)
Class I	(262,120,087)	(260,287,029)
Class Y	(86,506,835)	(8,936,195)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(431,985,323)	126,142,446
Total Increase (Decrease) in Net Assets	(487,433,975)	68,747,435
Net Assets ($):
Beginning of Period	667,515,275	598,767,840
End of Period	180,081,300	667,515,275
Undistributed investment income—net	1,612,468	17,515,241

23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	1,270,069	10,059,054
Shares issued for dividends reinvested	636,499	620,070
Shares redeemed	(13,351,996)	(8,677,350)
Net Increase (Decrease) in Shares Outstanding	(11,445,428)	2,001,774
Class C
Shares sold	388,360	2,273,947
Shares issued for dividends reinvested	120,809	121,184
Shares redeemed	(3,080,043)	(1,561,750)
Net Increase (Decrease) in Shares Outstanding	(2,570,874)	833,381
Class Ia
Shares sold	3,519,031	19,204,904
Shares issued for dividends reinvested	660,346	981,897
Shares redeemed	(23,013,738)	(20,521,056)
Net Increase (Decrease) in Shares Outstanding	(18,834,361)	(334,255)
Class Ya
Shares sold	2,148,051	7,336,363
Shares issued for dividends reinvested	114,118	43,562
Shares redeemed	(7,713,475)	(716,343)
Net Increase (Decrease) in Shares Outstanding	(5,451,306)	6,663,582

[a]	During the period ended October 31, 2016, 27,695 Class Y shares representing $306,230 were exchanged for 27,671 Class I shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.31	13.29	13.08	13.38	12.84
Investment Operations:
Investment income—net[a]	.41	.48	.43	.36	.46
Net realized and unrealized gain (loss) on investments	(.87)	(.85)	.06	(.02)	.64
Total from Investment Operations	(.46)	(.37)	.49	.34	1.10
Distributions:
Dividends from investment income—net	(.56)	(.61)	(.28)	(.37)	(.51)
Dividends from net realized gain on investments	—	—	—	(.27)	(.05)
Total Distributions	(.56)	(.61)	(.28)	(.64)	(.56)
Net asset value, end of period	11.29	12.31	13.29	13.08	13.38
Total Return (%)[b]	(3.80)	(2.93)	3.77	2.54	8.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.89	.98	1.23	1.51
Ratio of net expenses to average net assets	.90	.89	.97	1.10	1.10
Ratio of net investment income to average net assets	3.64	3.70	3.25	2.78	3.58
Portfolio Turnover Rate	158.94	182.35	230.83	304.46	267.60
Net Assets, end of period ($ x 1,000)	50,191	195,629	184,506	85,719	24,830

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.27	13.24	13.03	13.34	12.79
Investment Operations:
Investment income—net[a]	.32	.38	.33	.25	.36
Net realized and unrealized gain (loss) on investments	(.86)	(.85)	.06	(.02)	.64
Total from Investment Operations	(.54)	(.47)	.39	.23	1.00
Distributions:
Dividends from investment income—net	(.47)	(.50)	(.18)	(.27)	(.40)
Dividends from net realized gain on investments	—	—	—	(.27)	(.05)
Total Distributions	(.47)	(.50)	(.18)	(.54)	(.45)
Net asset value, end of period	11.26	12.27	13.24	13.03	13.34
Total Return (%)[b]	(4.46)	(3.66)	3.02	1.72	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.65	1.72	2.01	2.30
Ratio of net expenses to average net assets	1.65	1.65	1.70	1.85	1.85
Ratio of net investment income to average net assets	2.89	2.94	2.52	1.98	2.84
Portfolio Turnover Rate	158.94	182.35	230.83	304.46	267.60
Net Assets, end of period ($ x 1,000)	30,300	64,587	58,623	16,352	4,277

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

26

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.30	13.28	13.07	13.38	12.84
Investment Operations:
Investment income—net[a]	.44	.52	.46	.36	.49
Net realized and unrealized gain (loss) on investments	(.87)	(.85)	.07	—	.64
Total from Investment Operations	(.43)	(.33)	.53	.36	1.13
Distributions:
Dividends from investment income—net	(.58)	(.65)	(.32)	(.40)	(.54)
Dividends from net realized gain on investments	—	—	—	(.27)	(.05)
Total Distributions	(.58)	(.65)	(.32)	(.67)	(.59)
Net asset value, end of period	11.29	12.30	13.28	13.07	13.38
Total Return (%)	(3.48)	(2.65)	4.06	2.74	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.63	.72	.96	1.20
Ratio of net expenses to average net assets	.64	.63	.69	.85	.85
Ratio of net investment income to average net assets	3.90	3.96	3.53	2.91	3.83
Portfolio Turnover Rate	158.94	182.35	230.83	304.46	267.60
Net Assets, end of period ($ x 1,000)	81,056	320,031	349,915	57,138	8,329

a Based on average shares outstanding.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.30	13.28	13.07	13.07
Investment Operations:
Investment income—net[b]	.46	.50	.47	.13
Net realized and unrealized gain (loss) on investments	(.89)	(.83)	.07	(.07)
Total from Investment Operations	(.43)	(.33)	.54	.06
Distributions:
Dividends from investment income—net	(.59)	(.65)	(.33)	(.06)
Net asset value, end of period	11.28	12.30	13.28	13.07
Total Return (%)	(3.47)	(2.59)	4.13	.42[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.58	.61	.85[d]
Ratio of net expenses to average net assets	.58	.58	.60	.85[d]
Ratio of net investment income to average net assets	3.96	4.00	3.61	2.88[d]
Portfolio Turnover Rate	158.94	182.35	230.83	304.46
Net Assets, end of period ($ x 1,000)	18,534	87,269	5,724	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

29

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

30

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

31

NOTES TO FINANCIAL STATEMENTS (continued)

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	31,630,094	—	31,630,094
Commercial Mortgage-Backed	—	15,000,348	—	15,000,348
Corporate Bonds†	—	55,551,469	—	55,551,469
Floating Rate Loan Interests	—	6,580,155	—	6,580,155
Foreign Government	—	45,080,934	—	45,080,934
Municipal Bonds†	—	2,193,000	—	2,193,000
Mutual Funds	7,768,128	—	—	7,768,128
Residential Mortgage-Backed	—	1,328,456	—	1,328,456
U.S. Government Agencies/Mortgage- Backed	—	821,637	—	821,637
U.S. Treasury	—	16,971,162	—	16,971,162
Other Financial Instruments:
Financial Futures††	863,803	—	—	863,803
Forward Foreign Currency Exchange Contracts††	—	208,465	—	208,465
Options Purchased	108,900	307,349	—	416,249
Swaps††	—	349,281	—	349,281

32

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(540,079)	—	—	(540,079)
Forward Foreign Currency Exchange Contracts††	—	(416,698)	—	(416,698)
Options Written	(36,300)	(174,462)	—	(210,762)
Swaps††	—	(123,713)	—	(123,713)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

33

NOTES TO FINANCIAL STATEMENTS (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $34,544 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	51,796,551	110,404,214	162,200,765	—	—
Dreyfus Institutional Preferred Government Plus Money Market Fund††	577,631	463,526,694	460,836,287	3,268,038	1.8
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	—	6,308,500	1,808,410	4,500,090	2.5
Total	52,374,182	580,239,408	624,845,462	7,768,128	4.3

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

34

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2016, the Board declared a cash dividend of $.02, $.015, $.023 and $.023 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2016 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2016.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

35

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,444,081, accumulated capital losses $115,126,370 and unrealized depreciation $599,961.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $74,670,184 short-term capital losses and $40,456,186 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $25,379,170 and $32,263,650, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund decreased accumulated undistributed investment income-net by $4,742,819 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

36

the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from November 1, 2015 through February 29, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .65%, .65%, .65% and .60% of the value of the respective class’ average daily net assets. Dreyfus has contractually agreed, from March 1, 2016 through March 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (exclusive of certain expenses as described above) exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $6,467 during the period ended October 31, 2016.

During the period ended October 31, 2016, the Distributor retained $3,522 from commissions earned on sales of the fund’s Class A shares and $22,863 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $323,070 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $286,947 and $107,690, respectively, pursuant to the Shareholder Services Plan.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $13,115 for transfer agency services and $757 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $307.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $38,890 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $79,244, Distribution Plan fees $19,688, Shareholder Services Plan fees $17,635, custodian fees $35,520, Chief Compliance Officer fees $5,688 and transfer agency fees $1,698, which are offset against an expense reimbursement currently in effect in the amount of $3,057.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

38

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions during the period ended October 31, 2016, amounted to $586,012,870 and $1,039,080,994, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect

39

NOTES TO FINANCIAL STATEMENTS (continued)

daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

40

The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2016:

		Options Terminated
	Premiums		Net Realized
Options Written:	Received ($)	Cost ($)	Gain (Loss)($)
Contracts outstanding October 31, 2015	1,784,780
Contracts written	2,137,988
Contracts terminated:
Contracts closed	555,234	692,985	(137,751)
Contracts expired	2,998,075	—	2,998,075
Total contracts terminated	3,553,309	692,985	2,860,324
Contracts outstanding October 31, 2016	369,459

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

41

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Indonesian Rupiah,
Expiring
1/13/2017	50,549,110,000	3,821,372	3,830,058	8,686
Goldman Sachs International
Colombian Peso,
Expiring
1/13/2017	6,040,970,000	2,031,944	1,987,196	(44,748)
Euro,
Expiring
11/30/2016	930,000	1,020,489	1,022,135	1,646
JP Morgan Chase Bank
Brazilian Real,
Expiring
12/2/2016	6,250,000	1,890,617	1,938,598	47,981
Indian Rupee,
Expiring
1/13/2017	388,690,000	5,739,664	5,755,855	16,191
Turkish Lira,
Expiring
1/13/2017	17,530,000	5,600,281	5,575,025	(25,256)
UBS
Swedish Krona,
Expiring
11/30/2016	32,945,000	3,696,722	3,652,415	(44,307)
Sales:
Bank of America
Australian Dollar,
Expiring
11/30/2016	20,000	15,287	15,202	85
Euro,
Expiring
11/30/2016	5,050,000	5,506,636	5,550,304	(43,668)
Singapore Dollar,
Expiring
11/30/2016	5,805,000	4,169,300	4,173,467	(4,167)
South African Rand,
Expiring
1/13/2017	53,550,000	3,791,822	3,911,145	(119,323)

42

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup
British Pound,
Expiring
11/30/2016	1,420,000	1,732,620	1,739,088	(6,468)
Euro,
Expiring
11/30/2016	5,780,000	6,326,638	6,352,626	(25,988)
South Korean Won,
Expiring
1/13/2017	3,023,450,000	2,656,273	2,641,667	14,606
Goldman Sachs International
Euro,
Expiring
11/1/2016	757,151	831,276	831,166	110
Mexican New Peso,
Expiring
1/13/2017	6,200,000	331,019	325,328	5,691
Russian Ruble,
Expiring
1/13/2017	15,875,000	250,683	245,531	5,152
HSBC
Canadian Dollar,
Expiring
11/30/2016	3,545,000	2,659,012	2,643,451	15,561
Japanese Yen,
Expiring
11/30/2016	603,435,000	5,812,499	5,759,754	52,745
New Zealand Dollar,
Expiring
11/30/2016	15,905,000	11,339,263	11,359,659	(20,396)
South Korean Won,
Expiring
1/13/2017	1,207,940,000	1,063,590	1,055,409	8,181
JP Morgan Chase Bank
Hungarian Forint,
Expiring
1/13/2017	717,080,000	2,529,115	2,552,952	(23,837)
Polish Zloty,
Expiring
1/13/2017	14,800,000	3,724,630	3,767,178	(42,548)

43

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
South Korean Won,
Expiring
1/13/2017	4,123,440,000	3,634,587	3,602,757	31,830
Taiwan Dollar,
Expiring
1/13/2017	67,680,000	2,132,527	2,148,519	(15,992)
Gross Unrealized Appreciation				208,465
Gross Unrealized Depreciation				(416,698)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

44

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are settled through an exchange and the exchange guarantees these swap against default. The following summarizes open interest rate swaps entered into by the fund at October 31, 2016:

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
1,500,000	GBP - 1 YEAR LIBOR	Goldman Sachs International	3.36	10/19/2026	(37,385)

Gross Unrealized Depreciation					(37,385)

45

NOTES TO FINANCIAL STATEMENTS (continued)

Centrally Cleared Interest Rate Swaps

Notional Amount ($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
195,000,000	JPY 6-MONTH LIBOR	JP Morgan Chase Bank	0.63	3/29/2046	(39,662)
15,000,000	USD - 3 MONTH LIBOR	Goldman Sachs International	1.63	10/13/2026	79,704
4,200,000	USD - 3 MONTH LIBOR	JP Morgan Chase Bank	1.80	9/28/2046	225,468
176,000,000	JPY 6-MONTH LIBOR	JP Morgan Chase Bank	0.46	9/1/2046	44,109
247,000,000	JPY 6-MONTH LIBOR	JP Morgan Chase Bank	0.62	4/4/2046	(46,666)
Gross Unrealized Appreciation					349,281
Gross Unrealized Depreciation					(86,328)

† Clearing House-Chicago Mercantile Exchange

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2016, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

46

Fair value of derivative instruments as of October 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,321,984	[1,2,3]	Interest rate risk	(700,092)	[1,2,4]
Foreign exchange risk	515,814	[3,5]	Foreign exchange risk	(591,160)	[4,5]
Gross fair value of derivative contracts	1,837,798			(1,291,252)

Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of
Assets and Liabilities.

[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the
Statement of Assets and Liabilities.

[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Outstanding options written, at value.
[5]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Transactions	[4]	Total
Interest rate	(850,998)		(419,809)		-		(6,762,707)		(8,033,514)
Foreign exchange	-		1,146,211		(426,031)		-		720,180
Credit	-		-		-		(12,444,124)		(12,444,124)
Total	(850,998)		726,402		(426,031)		(19,206,831)		(19,757,458)

47

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Transactions	[8]	Total
Interest rate	(688,171)		401,903		-		5,418,576		5,132,308
Foreign exchange	-		(172,751)		(950,006)		-		(1,122,757)
Credit	-		-		-		1,157,555		1,157,555
Total	(688,171)		229,152		(950,006)		6,576,131		5,167,106

Statement of Operations location:
[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap transactions.
[5]	Net unrealized appreciation (depreciation) on financial futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	863,803	(540,079)
Options	416,249	(210,762)
Forward contracts	208,465	(416,698)
Swaps	349,281	(123,713)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,837,798	(1,291,252)
Derivatives not subject to
Master Agreements	(1,321,984)	662,707
Total gross amount of assets
and liabilities subject to
Master Agreements	515,814	(628,545)

48

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	8,771		(8,771)	-		-
Citigroup	14,606		(14,606)	-		-
Goldman Sachs International	318,052		(201,290)	-		116,762
HSBC	76,487		(20,396)	-		56,091
JP Morgan Chase Bank	97,898		(97,898)	-		-
Total	515,814		(342,961)	-		172,853

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(167,158)		8,771	158,387		-
Citigroup	(32,456)		14,606	-		(17,850)
Goldman Sachs International	(201,290)		201,290	-		-
HSBC	(20,396)		20,396	-		-
JP Morgan Chase Bank	(162,938)		97,898	-		(65,040)
UBS	(44,307)		-	-		(44,307)
Total	(628,545)		342,961	158,387		(127,197)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Interest rate financial futures	275,367,515
Interest rate options contracts	196,019
Foreign currency options contracts	305,541
Forward contracts	317,798,736

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2016:

49

NOTES TO FINANCIAL STATEMENTS (continued)

Average Notional Value ($)
Interest rate swap agreements	269,167,463
Credit default swap agreements	32,304,769

At October 31, 2016, the cost of investments for federal income tax purposes was $183,112,411; accordingly, accumulated net unrealized appreciation on investments was $229,221, consisting of $3,585,795 gross unrealized appreciation and $3,356,574 gross unrealized depreciation.

50

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, financial futures and options written, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

51

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 60.94% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

52

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

53

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

54

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

55

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

56

NOTES

57

For More Information

Dreyfus Opportunistic Fixed Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSTAX Class C: DSTCX Class I: DSTRX Class Y: DSTYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6148AR1016

Dreyfus Tax Managed Growth Fund

ANNUAL REPORT October 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Managed Growth Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 0.54%, Class C shares returned -0.18%, and Class I shares returned 0.83%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, returned 4.49% for the same period.2

U.S. equities posted moderately positive total returns, on average, over the reporting period, as rallies during the spring and summer more than offset previous losses. The fund produced lower returns than the S&P 500 Index, mainly due to security selection shortfalls in the health care and consumer discretionary sectors, as well as relatively light exposure to utilities and industrial stocks.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors. We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Stocks Advanced Despite Headwinds

The S&P 500 Index pressed higher during the reporting period on its way to recording a low-single-digit gain. U.S. equities recovered from sharp selloffs in January and June and reached record highs in August, but drifted lower in September and declined in October. Policy and political events took center stage in a reporting period that saw the Federal Reserve Board raise short-term interest rates for the first time since 2006, the United Kingdom referendum to leave the European Union, and increasingly vitriolic campaign rhetoric ahead of the U.S. presidential election. Traditionally defensive sectors generally led the market’s advance over the first half of 2016 as growth fears intensified and investors flocked to domestic and dividend-oriented stocks. Market leadership subsequently shifted to smaller, more cyclical issues when near-term risks subsided. The utilities and information technology sectors represented the top-performing industry groups for the reporting period. The health care and consumer discretionary sectors were the only two segments of the S&P 500 Index to register losses.

Fund Strategies Produced Mixed Results

The fund’s relative performance was constrained by the net impact of our stock selection strategy, but our sector allocation strategy had an ameliorating effect. Factors that detracted from relative performance included weakness in the fund’s pharmaceutical and biotechnology holdings in the health care sector. Disappointments among consumer discretionary stocks also undermined relative results, but the impact was mitigated by an

3

DISCUSSION OF FUND PERFORMANCE (continued)

underweighted allocation to the sector. A lack of exposure to the top-performing utilities sector and limited and selectively focused representation in the industrials sector also weighed on the fund’s performance compared to the S&P 500 Index. Individual positions detracting most from returns included Novo Nordisk, Walt Disney, Gilead Sciences, Alexion Pharmaceuticals, and Roche Holding.

On a more positive note, an overweighted allocation to the consumer staples sector was the primary factor supporting relative performance. Selective positioning in the financials sector, particularly among banks and insurance companies, further augmented relative results. Although overweighted representation in the energy sector proved counterproductive, this impact was more than offset by advantageous stock selections within the sector, including the avoidance of relatively volatile oilfield services and equipment stocks. The largest positive contributors to the fund’s return for the 12-month period were Philip Morris International, Facebook, Texas Instruments, Chevron, and Altria Group.

Maintaining a Focus on Quality Companies

The investment backdrop is expected to improve modestly as election risks recede and global economic prospects gradually improve, but the stock market appears likely to remain constrained by later cycle dynamics and mediocre growth. Historically, in environments in which stability and growth are scarce, markets have rewarded high-quality companies with strong and improving operating metrics. The fund’s disciplined investment approach emphasizes multinational industry leaders with stable earnings streams, disciplined cost controls and compelling valuations. These companies are better able to sustain free cash flow and increase dividends in periods of rising wage inflation, a characteristic we believe will have added appeal as expectations of slow growth become more ingrained.

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Tax Managed Growth Fund Class A shares, Class C shares and Class I shares and the Standard & Poor’s 500® Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Tax Managed Growth Fund on 10/31/06 to a $10,000 investment made in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-5.25%	6.32%	4.39%
without sales charge	0.54%	7.58%	5.00%
Class C shares
with applicable redemption charge †	-1.12%	6.77%	4.22%
without redemption	-0.18%	6.77%	4.22%
Class I shares	0.83%	7.85%	5.26%
Standard & Poor’s 500® Composite Stock Price Index	4.49%	13.55%	6.69%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.83	$10.60	$5.57
Ending value (after expenses)	$1,011.60	$1,007.80	$1,012.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.85	$10.63	$5.58
Ending value (after expenses)	$1,018.35	$1,014.58	$1,019.61

†  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 99.4%	Shares		Value ($)
Banks - 4.1%
JPMorgan Chase & Co.	74,800		5,180,648
Wells Fargo & Co.	42,700		1,964,627
			7,145,275
Capital Goods - 1.4%
United Technologies	23,400		2,391,480
Consumer Durables & Apparel - 1.1%
NIKE, Cl. B	38,660		1,939,959
Consumer Services - 1.8%
McDonald's	27,150		3,056,275
Diversified Financials - 5.6%
American Express	33,700		2,238,354
BlackRock	10,600		3,617,144
Intercontinental Exchange	7,400		2,000,886
State Street	25,400		1,783,334
			9,639,718
Energy - 10.0%
Chevron	51,600		5,405,100
ConocoPhillips	37,800		1,642,410
Exxon Mobil	85,412		7,116,528
Occidental Petroleum	42,500		3,098,675
			17,262,713
Food & Staples Retailing - 2.7%
Walgreens Boots Alliance	46,400		3,838,672
Whole Foods Market	31,000	[a]	876,990
			4,715,662
Food, Beverage & Tobacco - 20.6%
Altria Group	101,900		6,737,628
Anheuser-Busch InBev, ADR	7,200		831,528
Coca-Cola	136,700		5,796,080
Constellation Brands, Cl. A	5,800		969,296
Nestle, ADR	69,150		5,023,056
PepsiCo	40,300		4,320,160
Philip Morris International	122,300		11,794,612
			35,472,360
Health Care Equipment & Services - 2.6%
Abbott Laboratories	71,100		2,789,964

8

Common Stocks - 99.4% (continued)	Shares		Value ($)
Health Care Equipment & Services - 2.6% (continued)
UnitedHealth Group	12,200		1,724,226
			4,514,190
Household & Personal Products - 3.9%
Estee Lauder, Cl. A	44,600		3,885,998
Procter & Gamble	32,600		2,829,680
			6,715,678
Insurance - 2.7%
Chubb	36,700		4,660,900
Materials - 1.7%
Air Products & Chemicals	5,000		667,100
Praxair	19,500		2,282,670
			2,949,770
Media - 5.5%
Comcast, Cl. A	56,400		3,486,648
Twenty-First Century Fox, Cl. A	36,000		945,720
Twenty-First Century Fox, Cl. B	50,000		1,319,500
Walt Disney	39,900		3,698,331
			9,450,199
Pharmaceuticals, Biotechnology & Life Sciences - 9.1%
AbbVie	68,600		3,826,508
Celgene	19,000	[b]	1,941,420
Gilead Sciences	20,000		1,472,600
Novartis, ADR	28,600		2,031,172
Novo Nordisk, ADR	82,375		2,927,608
Roche Holding, ADR	122,400		3,509,820
			15,709,128
Semiconductors & Semiconductor Equipment - 4.5%
ASML Holding	18,500	[a]	1,953,970
Texas Instruments	71,000		5,030,350
Xilinx	16,100		819,007
			7,803,327
Software & Services - 14.9%
Alphabet, Cl. C	7,318	[b]	5,741,264
Automatic Data Processing	9,840		856,670
Facebook, Cl. A	55,900	[b]	7,322,341
Microsoft	100,245		6,006,680
Oracle	53,500		2,055,470
VeriSign	11,000	[a,b]	924,220

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.4% (continued)	Shares		Value ($)
Software & Services - 14.9% (continued)
Visa, Cl. A	34,000		2,805,340
			25,711,985
Technology Hardware & Equipment - 5.6%
Apple	85,700		9,730,378
Transportation - 1.6%
Canadian Pacific Railway	18,900		2,701,944
Total Common Stocks (cost $110,278,541)			171,570,941
Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,095,290)	1,095,290	[c]	1,095,290
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $2,374,649)	2,374,649	[c]	2,374,649
Total Investments (cost $113,748,480)	101.4%		175,040,880
Liabilities, Less Cash and Receivables	(1.4%)		(2,399,928)
Net Assets	100.0%		172,640,952

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $3,717,628 and the value of the collateral held by the fund was $3,812,052, consisting of cash collateral of $2,374,649 and U.S. Government & Agency securities valued at $1,437,403.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	20.6
Software & Services	14.9
Energy	10.0
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Diversified Financials	5.6
Technology Hardware & Equipment	5.6
Media	5.5
Semiconductors & Semiconductor Equipment	4.5
Banks	4.1
Household & Personal Products	3.9
Food & Staples Retailing	2.7
Insurance	2.7
Health Care Equipment & Services	2.6
Money Market Investments	2.0
Consumer Services	1.8
Materials	1.7
Transportation	1.6
Capital Goods	1.4
Consumer Durables & Apparel	1.1
101.4

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,717,628)—Note 1(b):
Unaffiliated issuers	110,278,541	171,570,941
Affiliated issuers	3,469,939	3,469,939
Cash		188,598
Receivable for investment securities sold		1,331,489
Dividends and securities lending income receivable		137,297
Receivable for shares of Common Stock subscribed		81,450
		176,779,714
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		196,784
Liability for securities on loan—Note 1(b)		2,374,649
Payable for investment securities purchased		1,386,869
Payable for shares of Common Stock redeemed		180,350
Accrued expenses		110
		4,138,762
Net Assets ($)		172,640,952
Composition of Net Assets ($):
Paid-in capital		110,896,921
Accumulated undistributed investment income—net		367,154
Accumulated net realized gain (loss) on investments		84,477
Accumulated net unrealized appreciation (depreciation) on investments		61,292,400
Net Assets ($)		172,640,952

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	62,984,540	26,237,104	83,419,308
Shares Outstanding	2,617,717	1,155,423	3,458,936
Net Asset Value Per Share ($)	24.06	22.71	24.12

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $110,335 foreign taxes withheld at source):
Unaffiliated issuers	4,131,621
Affiliated issuers	6,030
Income from securities lending—Note 1(b)	12,313
Total Income	4,149,964
Expenses:
Management fee—Note 3(a)	1,890,040
Distribution/Service Plan fees—Note 3(b)	448,788
Directors’ fees—Note 3(a,c)	13,521
Loan commitment fees—Note 2	2,717
Interest expense—Note 2	414
Total Expenses	2,355,480
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(13,521)
Net Expenses	2,341,959
Investment Income—Net	1,808,005
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	85,000
Net unrealized appreciation (depreciation) on investments	(536,607)
Net Realized and Unrealized Gain (Loss) on Investments	(451,607)
Net Increase in Net Assets Resulting from Operations	1,356,398

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	1,808,005	2,122,838
Net realized gain (loss) on investments	85,000	9,119,227
Net unrealized appreciation (depreciation) on investments	(536,607)	(12,576,327)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,356,398	(1,334,262)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(772,282)	(973,165)
Class C	(134,489)	(175,990)
Class I	(1,046,226)	(1,024,818)
Net realized gain on investments:
Class A	(3,668,452)	(2,133,022)
Class C	(1,741,189)	(920,756)
Class I	(3,710,408)	(1,736,330)
Total Dividends	(11,073,046)	(6,964,081)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,613,634	3,569,042
Class C	1,298,056	2,076,095
Class I	25,810,589	14,400,275
Dividends reinvested:
Class A	3,871,060	2,629,098
Class C	1,181,162	670,735
Class I	4,625,280	2,657,591
Cost of shares redeemed:
Class A	(13,429,914)	(16,019,872)
Class C	(6,336,157)	(4,484,106)
Class I	(15,393,577)	(12,538,617)
Increase (Decrease) in Net Assets from Capital Stock Transactions	4,240,133	(7,039,759)
Total Increase (Decrease) in Net Assets	(5,476,515)	(15,338,102)
Net Assets ($):
Beginning of Period	178,117,467	193,455,569
End of Period	172,640,952	178,117,467
Undistributed investment income—net	367,154	512,614

14

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	111,007	138,453
Shares issued for dividends reinvested	159,939	100,555
Shares redeemed	(557,027)	(619,740)
Net Increase (Decrease) in Shares Outstanding	(286,081)	(380,732)
Class C
Shares sold	58,096	84,492
Shares issued for dividends reinvested	51,614	26,990
Shares redeemed	(288,136)	(183,442)
Net Increase (Decrease) in Shares Outstanding	(178,426)	(71,960)
Class I
Shares sold	1,103,899	560,041
Shares issued for dividends reinvested	190,731	101,531
Shares redeemed	(642,877)	(487,342)
Net Increase (Decrease) in Shares Outstanding	651,753	174,230

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	25.52	26.65	24.09	21.27	19.34
Investment Operations:
Investment income—net[a]	.26	.31	.33	.34	.27
Net realized and unrealized gain (loss) on investments	(.12)	(.47)	2.54	2.80	2.03
Total from Investment Operations	.14	(.16)	2.87	3.14	2.30
Distributions:
Dividends from investment income—net	(.28)	(.31)	(.31)	(.32)	(.37)
Dividends from net realized gain on investments	(1.32)	(.66)	-	-	-
Total Distributions	(1.60)	(.97)	(.31)	(.32)	(.37)
Net asset value, end of period	24.06	25.52	26.65	24.09	21.27
Total Return (%)[b]	.54	(.65)	12.00	14.91	12.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	1.07	1.20	1.30	1.49	1.28
Portfolio Turnover Rate	10.84	11.02	2.44	6.47	11.15
Net Assets, end of period ($ x 1,000)	62,985	74,091	87,549	146,333	132,387

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	24.17	25.30	22.90	20.23	18.36
Investment Operations:
Investment income—net[a]	.07	.11	.12	.16	.10
Net realized and unrealized gain (loss) on investments	(.10)	(.45)	2.42	2.68	1.94
Total from Investment Operations	(.03)	(.34)	2.54	2.84	2.04
Distributions:
Dividends from investment income—net	(.11)	(.13)	(.14)	(.17)	(.17)
Dividends from net realized gain on investments	(1.32)	(.66)	-	-	-
Total Distributions	(1.43)	(.79)	(.14)	(.17)	(.17)
Net asset value, end of period	22.71	24.17	25.30	22.90	20.23
Total Return (%)[b]	(.18)	(1.42)	11.16	14.11	11.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10	2.10	2.10	2.10	2.10
Ratio of net investment income to average net assets	.32	.45	.48	.75	.51
Portfolio Turnover Rate	10.84	11.02	2.44	6.47	11.15
Net Assets, end of period ($ x 1,000)	26,237	32,241	35,570	33,915	29,304

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	25.57	26.71	24.15	21.32	19.40
Investment Operations:
Investment income—net[a]	.31	.37	.32	.40	.32
Net realized and unrealized gain (loss) on investments	(.10)	(.47)	2.62	2.81	2.04
Total from Investment Operations	.21	(.10)	2.94	3.21	2.36
Distributions:
Dividends from investment income—net	(.34)	(.38)	(.38)	(.38)	(.44)
Dividends from net realized gain on investments	(1.32)	(.66)	-	-	-
Total Distributions	(1.66)	(1.04)	(.38)	(.38)	(.44)
Net asset value, end of period	24.12	25.57	26.71	24.15	21.32
Total Return (%)	.83	(.43)	12.29	15.21	12.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.30	1.44	1.24	1.78	1.51
Portfolio Turnover Rate	10.84	11.02	2.44	6.47	11.15
Net Assets, end of period ($ x 1,000)	83,419	71,785	70,336	15,043	18,253

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

20

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	152,591,843	-	-	152,591,843
Equity Securities - Foreign Common Stocks†	18,979,098	-	-	18,979,098
Mutual Funds	3,469,939	-	-	3,469,939

† See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of

22

New York Mellon earned $2,872 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	2,556,892	41,016,864	43,573,756	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	792,153	24,978,634	24,675,497	1,095,290.6
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	5,497,352	3,122,703	2,374,649	1.4
Total	3,349,045	71,492,850	71,371,956	3,469,939	2.0

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

23

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $367,154, undistributed capital gains $84,477 and unrealized appreciation $61,292,400.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $2,059,640 and $2,173,973, and long-term capital gains $9,013,406 and $4,790,108, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $468 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

24

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016, was approximately $35,200 with a related weighted average annualized interest rate of 1.17%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amount to $13,521.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2016, the Distributor retained $4,021 from commissions earned on sales of the fund’s Class A shares and $12 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2016, Class A and Class C shares were charged $165,407 and $212,536, respectively, pursuant to their

25

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Plans. During the period ended October 31, 2016, Class C shares were charged $70,845 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $161,935, Distribution Plans fees $30,395 and Service Plan fees $5,623, which are offset against an expense reimbursement currently in effect in the amount of $1,169.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $18,498,063 and $23,768,043, respectively.

At October 31, 2016, the cost of investments for federal income tax purposes was $113,748,480; accordingly, accumulated net unrealized appreciation on investments was $61,292,400, consisting of $62,896,159 gross unrealized appreciation and $1,603,759 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,059,640 as ordinary income dividends paid during the year ended October 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.3016 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0154 as a short-term capital gain dividend paid on December 4, 2015 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

31

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

Dreyfus Tax Managed Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0149AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,500 in 2015 and $183,500 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,300 in 2015 and $24,800 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,280 in 2015 and $12,500 in 2016.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $14,933,643 in 2015 and $19,426,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:  December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)